UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
____________________

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___________________________
BURFORD CAPITAL LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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LETTER FROM THE CHAIR OF THE BOARD OF DIRECTORS

Dear Fellow Shareholders:
On behalf of the board of directors (the “Board of Directors”) of Burford Capital Limited (“Burford”), I am pleased to cordially invite you to attend the annual general meeting of shareholders to be held on Wednesday, May 14, 2025, at 9:00 a.m. British Summer Time (the “2025 AGM”).
Transition to US domestic reporting status
US shareholders now own more than half of Burford’s issued and outstanding ordinary shares. As announced in Burford’s report on Form 6-K furnished to the US Securities and Exchange Commission (the “SEC”) on August 5, 2024, Burford determined that, as of June 30, 2024, it no longer qualified as a “foreign private issuer” as defined under the US Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, effective as of January 1, 2025, Burford is considered a US domestic issuer and required, among other things, to file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K with the SEC and to comply with US proxy requirements and Regulation FD.
This is the culmination of more than five years of planning and methodical steps towards this end result, which Burford believes maximizes its investability in the US public market, the world’s largest. Along the way, after listing on the New York Stock Exchange in October 2020, Burford has implemented generally accepted accounting principles in the United States, adopted a quarterly versus semi-annual reporting cadence and been added to the Russell 3000® and 2000® Indexes, among other interim steps leading to this end result.
2025 AGM business
The business to be considered at the 2025 AGM is set forth in the accompanying Notice of Annual General Meeting of Shareholders. The Board of Directors considers that all the resolutions set forth in the accompanying Notice of Annual General Meeting of Shareholders (each, a “Resolution”) are in the best interests of shareholders as a whole. Accordingly, the Board of Directors unanimously recommends that you vote in favor of each Resolution and that you vote for “one year” as the frequency of future shareholder advisory votes on the compensation of Burford’s named executive officers, which is consistent with a clear majority of US public companies.
Although Burford’s corporate governance arrangements and requirements under the US federal securities laws are now aligned with those of a US domestic issuer, Burford remains a foreign company incorporated under the laws of Guernsey with a listing on AIM, a market operated by the London Stock Exchange (“AIM”). As such, Burford continues to adhere to AIM’s listing obligations and must comply with Guernsey law and its shareholder-approved articles of incorporation to, among other things, seek shareholder approval for certain ordinary and special resolutions included in the accompanying proxy statement (the “Proxy Statement”). As a result, US investors will see certain lengthy resolutions that are customary for UK public companies and that Burford’s shareholders have routinely approved for years.
Furthermore, in addition to Burford’s usual annual resolutions, including those required as a Guernsey-incorporated company, in order to further align Burford’s compensation practices with typical US market practices, shareholders are being asked to approve the Burford Capital Limited 2025 Omnibus Incentive Compensation Plan (the “2025 Omnibus Incentive Compensation Plan”), which was unanimously approved and adopted by the Board of Directors on February 12, 2025, subject to shareholder approval at the 2025 AGM, and an amendment to the Burford Capital Deferred Compensation Plan, effective as of February 1, 2021 and as amended and restated as of November 26, 2024 (as may be further amended, supplemented or otherwise modified from time to time, the “NQDC Plan”). Summaries of the 2025 Omnibus Incentive Compensation Plan, the NQDC Plan and the amendment to the NQDC Plan (the “NQDC Plan Amendment”) are included in the Proxy Statement. Burford believes that its ability to recruit, retain and incentivize top talent will be strengthened by your approval of the 2025 Omnibus Incentive Compensation Plan and the NQDC Plan Amendment.
For the 2025 AGM, Burford will adopt the US practice of notice and access. Instead of mailing a traditional full set of proxy materials, notice and access gives Burford the option to mail a notice of internet availability of proxy materials (the “Notice of Internet Availability”) to shareholders, directing them to a website to access electronic copies of the
i

proxy materials. As a shareholder, you also have the option to request certain proxy materials after receiving the Notice of Internet Availability. Notice and access will greatly reduce the paper to print and fuel to deliver Burford’s proxy materials.
We encourage you to vote promptly, even if you plan to attend the 2025 AGM.
On behalf of the Board of Directors, we thank you for your continued investment in and support of Burford. As always, we remain committed to serving you, our shareholders.

Yours faithfully,
John Sievwright
Chair of the Board of Directors
April [3], 2025

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
BURFORD CAPITAL LIMITED
Oak House, Hirzel Street
St. Peter Port
Guernsey GY1 2NP
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that the 2025 annual general meeting of shareholders (the “2025 AGM”) of Burford Capital Limited (the “Company”, “Burford” or “we”) will be held at Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP at 9:00 a.m. British Summer Time on May 14, 2025. If you plan on attending the 2025 AGM in person, for logistics and security reasons, please register your intention to do so by 10:00 a.m. British Summer Time on May 8, 2025 by sending an e-mail to cosec@oak.group. If you are not a registered shareholder, please include evidence of your shareholding. The Company will only admit to the 2025 AGM (i) shareholders registered on the register of shareholders of the Company and (ii) those who have registered to attend the 2025 AGM in advance, confirmed their status as holders of the Company’s ordinary shares and received confirmation from the Company of their entitlement to attend. If you hold your ordinary shares in “street name”, you are not a registered shareholder and will not be admitted to the 2025 AGM unless you register in advance and provide evidence of your shareholding.
At the 2025 AGM, the shareholders will be asked to vote on the following Resolutions, which are described in more detail in the Proxy Statement. Resolutions 1 to 16 (inclusive) are proposed as ordinary resolutions, which means that, for each of these Resolutions to be passed, a simple majority of the votes cast by persons entitled to vote must be in favor of the Resolution. Resolutions 17 and 18 are proposed as special resolutions, which means that, for each of these Resolutions to be passed, not less than 75% of the votes cast by persons entitled to vote must be in favor of the Resolution.
Ordinary Resolutions
1.To re-elect Rukia Baruti Dames as a director of the Company for a term expiring at the close of the next annual general meeting of the Company.
2.To re-elect Christopher Bogart as a director of the Company for a term expiring at the close of the next annual general meeting of the Company.
3.To re-elect Pamela Corrie as a director of the Company for a term expiring at the close of the next annual general meeting of the Company.
4.To re-elect Robert Gillespie as a director of the Company for a term expiring at the close of the next annual general meeting of the Company.
5.To re-elect Christopher Halmy as a director of the Company for a term expiring at the close of the next annual general meeting of the Company.
6.To re-elect John Sievwright as a director of the Company for a term expiring at the close of the next annual general meeting of the Company.
7.To declare a final dividend of 6.25¢ (United States cents) per ordinary share recommended by the Board of Directors and to pay such final dividend on June 13, 2025 to all ordinary shareholders on the register of shareholders of the Company at the close of business on May 23, 2025.
8.To reappoint KPMG LLP (“KPMG”) as the Company’s external auditor and independent registered public accounting firm until the next general meeting of the Company at which accounts are laid.
9.To authorize the audit committee of the Board of Directors (the “Audit Committee”) on behalf of the Board of Directors to agree to the compensation of the Company’s external auditor.

10.To receive the Company’s accounts for the year ended December 31, 2024 and the report of the Board of Directors and the external auditor thereon.
11.To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement under “Executive compensation”, including the compensation discussion and analysis, the compensation tables and the related narrative discussion included therein (the “Say-on-Pay”).
12.To approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers (the “Say-on-Frequency”).
13.To authorize the Board of Directors to allot and/or issue unissued ordinary shares in the Company and grant rights to subscribe for, or to convert any security into, ordinary shares in the Company up to a specified amount.
14.To authorize the Company to make market acquisitions of its ordinary shares up to a specified amount.
15.To approve the 2025 Omnibus Incentive Compensation Plan.
16.To approve the NQDC Plan Amendment.
Special Resolutions
17.To authorize the Board of Directors to allot and/or issue equity securities of the Company for cash without making a pre-emptive offer to shareholders (subject to the limitations set forth in Resolution 17).
18.To authorize the Board of Directors to allot and/or issue equity securities of the Company for cash without making a pre-emptive offer to shareholders (subject to the limitations set forth in Resolution 18) for an acquisition or specified capital investment.
Only holders of the Company’s ordinary shares of record as of the close of business on March 17, 2025 (the “Record Date”) are entitled to notice of and to vote at the 2025 AGM or any postponement or adjournment thereof.
As permitted by the rules of the SEC, the Company will furnish proxy materials to shareholders via the internet to expedite shareholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of the 2025 AGM. Accordingly, the Company will send to its shareholders of record and beneficial owners the Notice of Internet Availability beginning on April [3], 2025 to provide instructions on how to access the Proxy Statement and the Company’s annual report to shareholders for the year ended December 31, 2024 (the “2024 Annual Report”) via the internet and how to vote online. The Notice of Internet Availability also contains instructions on how to obtain the proxy materials in printed form.
Your vote is important, and you should read the Proxy Statement in its entirety before voting. The Company encourages you to vote by proxy in advance of the 2025 AGM whether or not you plan to attend the 2025 AGM. Shareholders of record or beneficial shareholders named as proxies by their shareholders of record who attend the 2025 AGM may vote their ordinary shares personally even if they have sent in proxies or voted online. If you hold your ordinary shares through a bank, broker or other nominee, please follow their instructions. See “General information about 2025 AGM” for additional information with respect to the 2025 AGM, including details about how to participate in the 2025 AGM and how to cast your votes.
By order of the Board of Directors of Burford Capital Limited

Oak Fund Services (Guernsey) Limited
Company Secretary
April [3], 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement (this “Proxy Statement”) contains “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, that are intended to be covered by the safe harbor provided for under these sections. In some cases, words such as “aim”, “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “guidance”, “intend”, “may”, “plan”, “potential”, “predict”, “projected”, “should” or “will”, or the negative of such terms or other comparable terminology, are intended to identify forward-looking statements. Although the Company believes that the assumptions, expectations, projections, intentions and beliefs about future results and events reflected in forward-looking statements have a reasonable basis and are expressed in good faith, forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results and events to differ materially from (and be more negative than) future results and events expressed, projected or implied by these forward-looking statements. Factors that might cause future results and events to differ include, among others, the following:
•Adverse litigation outcomes and timing of resolution of litigation matters
•The Company’s ability to identify and select suitable legal finance assets
•Improper use or disclosure of, or access to, privileged information under the Company’s control due to cybersecurity breaches, unauthorized use or theft
•Inaccuracy or failure of the probabilistic model and decision science tools, including machine learning technology and generative artificial intelligence, the Company uses to predict the returns on its legal finance assets and in its operations
•Changes and uncertainty in laws, regulations and rules relating to the legal finance industry, including those relating to privileged information and/or disclosure and enforceability of legal finance arrangements
•Inadequacies in the Company’s due diligence process or unforeseen developments
•Credit risk and concentration risk relating to the Company’s legal finance assets
•Lack of liquidity of the Company’s legal finance assets and commitments in excess of its available capital
•The Company’s ability to obtain attractive external capital, refinance its outstanding indebtedness and raise capital to meet its liquidity needs
•Competitive factors and demand for the Company’s services and capital
•Failure of lawyers to prosecute and/or defend claims which the Company has financed with necessary skill and care or misalignment of their clients’ interests with the Company’s interests
•Poor performance by the commitments the Company makes on behalf of its private funds
•Negative publicity or public perception of the legal finance industry or the Company
•Valuation uncertainty with respect to the fair value of the Company’s capital provision assets
•Current and future legal, political and economic factors, including uncertainty surrounding the effects, severity and duration of public health threats and/or military actions
•Developments in machine learning technology and generative artificial intelligence and expectations relating to environmental, social and governance (“ESG”) considerations
•Potential liability from litigation and legal proceedings against the Company
•The Company’s ability to hire and retain key personnel

•Risks relating to the Company’s international operations as a result of differing legal and regulatory requirements, political, social and economic conditions and unforeseeable developments
•Exposure to foreign currency exchange rate fluctuations
•Uncertainty relating to the tax treatment of the Company’s financing arrangements
•Cybersecurity risks and improper functioning of the Company’s information systems or those of its third-party service providers
•Failure of the Company’s third-party service providers to fulfill their obligations or misconduct by the Company’s third-party service providers
•Failure by the Company to maintain the privacy and security of personal information and comply with applicable data privacy and protection laws and regulations
•Failure by the Company to maintain effective internal control over financial reporting or effective disclosure controls and procedures
•Failure by the Company to comply with the requirements of being a US domestic public company and the costs associated therewith
•Certain risks relating to the Company’s incorporation in Guernsey
•Other factors discussed under “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”)
These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements contained in the 2024 Form 10-K and other periodic and current reports that the Company files with or furnishes to the SEC. Many of these factors are beyond the Company’s ability to control or predict, and new factors emerge from time to time. Furthermore, the Company cannot assess the impact of each such factor on its business or the extent to which any factor or combination of factors may cause actual results and events to be materially different from those contained in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on the Company’s forward-looking statements.
All subsequent written and oral forward-looking statements attributable to the Company or to persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date of this Proxy Statement and, except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
WEBSITE REFERENCES
Website references and their hyperlinks have been provided for convenience and are intended to be inactive textual references only. The contents of the Company’s website and of any other referenced websites are not included or incorporated by reference into this Proxy Statement nor do they constitute a part of this Proxy Statement.

RESOLUTIONS 1 THROUGH 6—ELECTION OF DIRECTORS
In accordance with the Company’s usual practice, members of the Board of Directors are elected for one-year terms and stand for re-election each year. The Board of Directors is unclassified and consists of six directors. All director nominees are members of the current Board of Directors and accordingly have been nominated by the Board of Directors for re-election at the 2025 AGM. Following their annual performance evaluation, the Board of Directors found that the performance of each director nominee continues to be effective and that each director nominee demonstrates commitment to the role, has sufficient time to meet his or her commitment to the Company and has individual experience, qualifications, skills and attributes that are relevant and beneficial to support the Board of Directors in fulfilling its duties. See “—Director nominees’ qualifications and attributes” and “—Director nominees’ biographies” for additional information about each director nominee, including the experience, qualifications, skills and attributes of each director nominee.
Shareholders are being asked to vote on the election of the six director nominees, each for a one-year term expiring at the close of the next annual general meeting of the Company. The table below sets forth the names, ages and positions of the director nominees.

Name	Age	Position(s)
Rukia Baruti Dames	56	Non-Executive Director
Christopher Bogart	59	Co-Founder and Chief Executive Officer and Director
Pamela Corrie	67	Non-Executive Director
Robert Gillespie	69	Non-Executive Director
Christopher Halmy	56	Non-Executive Director
John Sievwright	70	Non-Executive Director
Vote required
Election of each director nominee requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR such director nominee. Shareholders may not cumulate their votes with respect to the election of director nominees. A properly executed proxy marked “Abstain” with respect to the election of one or more director nominees will not be voted with respect to the director nominee(s) indicated, although it will be counted for purposes of establishing whether a quorum is present. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolutions 1 through 6 (inclusive).
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR each director nominee.

Director nominees’ biographies
Set forth below are the biographies for each of the six directors nominated by the Board of Directors for re-election at the 2025 AGM.

John Sievwright, Non-Executive Chair of the Board of Directors
Mr. Sievwright is an independent non-executive director, the Chair of the Board of Directors and the Chair of the Compensation Committee. He has served as a director on the Board of Directors since May 2020. Mr. Sievwright is the former Chief Operating Officer, International, of Merrill Lynch and had a 20-year career with Merrill Lynch with a range of global leadership positions, including Chief Operating Officer, Global Markets and Investment Banking; President and Chief Operating Officer, Merrill Lynch Japan; and Head of Global Futures and Options (during which time he also served as the President of the Futures Industry Association). Prior to Merrill Lynch, Mr. Sievwright held finance and accounting functions at Bankers Trust and the Bank of Tokyo. He began his career as an auditor at Ernst & Young LLP and qualified as a Chartered Accountant. Mr. Sievwright serves as a trustee and the chair of the audit committee for several Abrdn closed end funds and an Abrdn open end fund. He also serves as a non-executive director and the chair of the risk committee of Revolut Group Holdings Ltd (d/b/a as Revolut), a neobank and fintech company that offers banking services for individuals and businesses, and as the chair of the board of directors of Buyside Trading Solutions, a financial services company. Mr. Sievwright has previously served as the senior independent director and the chair of the audit and risk committee at ICAP plc (now NEX Group plc) and the senior independent director and the chair of the audit committee of FirstGroup plc. He has an MA in accountancy and economics from the University of Aberdeen. Mr. Sievwright’s extensive business experience and leadership roles at banks and financial services companies make him a valuable member of the Board of Directors.

Christopher Halmy, Non-Executive Vice Chair of the Board of Directors
Mr. Halmy is an independent non-executive director, the Vice Chair of the Board of Directors, the Chair of the Audit Committee and a member of the Compensation Committee. He has served as a director on the Board of Directors since May 2022. Mr. Halmy was most recently a Senior Advisor to McKinsey & Company from August 2019 to December 2024, focusing predominantly on auto lending. Prior to McKinsey & Company, Mr. Halmy was the Chief Financial Officer of Ally Financial Inc. (NYSE: ALLY), where he led the multinational initial public offering and was responsible for Ally Financial Inc.’s $25 billion investment portfolio. Before that, Mr. Halmy worked in various finance, accounting and treasury roles at Bank of America and JP Morgan. He began his career as a senior accountant at Deloitte. Mr. Halmy also serves as an independent member of the board of directors, the chair of the finance and investment committee and a member of the audit committee of Western Alliance Bancorporation (NYSE: WAL) and as the independent chair of the board of directors and the chair of the audit committee of Mercury® Financial LLC. He has previously served as an independent member of the board of directors of Mosaic Sustainable Finance Corp., a financing company focusing on residential solar energy, and an independent member of the board of directors of Spectrum Automotive Holdings Corporation prior to its sale in 2021. Mr. Halmy is a Certified Public Accountant and earned his MBA and undergraduate degrees from Villanova University. Mr. Halmy’s extensive experience in finance, accounting and treasury and professional background as the Chief Financial Officer of a large, publicly traded financial institution make him a valuable member of the Board of Directors.

Rukia Baruti Dames, Non-Executive Director
Dr. Baruti is an independent non-executive director and a member of the Compensation Committee and the Nominating and Corporate Governance Committee. She has served as a director on the Board of Directors since August 2022. Dr. Baruti is an experienced independent full-time arbitrator and is a qualified solicitor in England and Wales. She has served as an Advisory Board Member of the Tanzania International Arbitration Centre since 2023. Her career began in commercial law in the City of London in 1997. In 2006, she joined the international arbitration group at SJ Berwin LLP (later merged with King & Wood Mallesons), where she practiced arbitration and litigation until 2010. In 2011, Dr. Baruti founded Africa International Legal Awareness, a non-profit organization dedicated to advancing African involvement in the international legal community, where she was a managing director until 2018. She also co-founded the African Arbitration Association, a non-profit organization dedicated to promoting African arbitration practitioners, where she served as Secretary General from 2018 to 2022. Dr. Baruti holds a bachelor’s degree in international studies from Birkbeck College, University of London, an MA in diplomatic studies and international law from the University of Westminster and a PhD from the University of Geneva. Dr. Baruti’s extensive experience in international arbitration and litigation, legal advisory and governance make her a valuable member of the Board of Directors.

Christopher Bogart, Co-Founder and Chief Executive Officer and Director
Mr. Bogart is the co-founder and the Chief Executive Officer of Burford, and he also serves as a member of Burford’s Management Committee and Commitments Committee. He has served as a director on the Board of Directors since May 2020. Before co-founding Burford, Mr. Bogart held numerous senior executive positions with Time Warner: Executive Vice President and General Counsel of Time Warner Inc.; Chief Executive Officer of Time Warner Cable Ventures; and Chief Executive Officer of Time Warner Entertainment Ventures. Mr. Bogart came to Time Warner from Cravath, Swaine & Moore, where he was a litigator representing companies such as IBM, General Electric and Time Warner. He has also served as the Chief Executive Officer of Glenavy Capital LLC, an international investment firm whose projects included Churchill Ventures, a publicly traded media and technology investment vehicle of which he also served as the Chief Executive Officer, as well as Glenavy Arbitration Investment Fund, a pioneering litigation finance vehicle. He began his professional career as an investment banker with what is now JPMorgan Chase. Mr. Bogart is a member of the board of advisors of the RAND Institute for Civil Justice, a director of the International Legal Finance Association, a director of the Association of Litigation Funders of England and Wales, a member of the Board of Trustees of Hackley School, a private college preparatory school, the chair of the Zoning Board of Appeals of Briarcliff Manor, New York, and a member of the board of advisors of New York City’s Legal Aid Society. Mr. Bogart earned his law degree with distinction from the Faculty of Law of the University of Western Ontario, where he was the gold medalist. He clerked for the Chief Justice of Ontario. Mr. Bogart has been married to Ms. Elizabeth O’Connell, Burford’s Chief Strategy Officer, since 1992. Mr. Bogart’s extensive knowledge of Burford’s business and expertise in legal finance industry make him a valuable member of the Board of Directors.

Pamela Corrie, Non-Executive Director
Ms. Corrie is an independent non-executive director and a member of the Audit Committee and the Nominating and Corporate Governance Committee. She has served as a director on the Board of Directors since January 2024. Ms. Corrie has significant experience at the nexus of finance and law. She was most recently a Managing Director in the Financial Advisory division of Carl Marks Advisors, focused on restructuring matters from 2018 to 2023. For 12 years, she was a General Counsel at GE Capital Americas, where she served as the chief legal advisor to the risk organization in the corporate leasing and lending division and oversaw hundreds of restructurings, corporate ombudsman investigations, bankruptcies and litigations. She previously spent ten years practicing law at Weil, Gotshal & Manges, where she represented large corporate debtors in Chapter 11 proceedings as well as clients in all phases of restructuring, bankruptcy counseling and litigation. Ms. Corrie serves as a member of the boards of directors of Fossil Group, Inc. (NASDAQ: FOSL), a global consumer retail company, where she is a member of the audit, nominating and governance and strategic planning committees, and Joann Inc., the nation’s category leader in sewing and fabrics, where she is a member of the special committee, to which boards of directors she was appointed in her capacity as a restructuring professional. In addition, she serves as a member of the board of directors, the chair of the nominating and governance committee and a member of the audit, compensation and special committees of IFit Health and Fitness Inc., a global health and fitness platform. She also serves as a member of the boards of directors and a member of the special committees of each of AIG Financial Products and Guitar Center, Inc., the world's largest musical instruments store, to which boards of directors she was appointed in her capacity as a restructuring professional. Ms. Corrie has previously served on the boards of directors of numerous companies, primarily in her capacity as a restructuring professional, and was an independent trustee for a number of NexPoint and Highland funds. Ms. Corrie has a bachelor’s degree from Stanford University and earned her JD from the University of California, Los Angeles. Ms. Corrie’s extensive experience in corporate governance and restructuring, litigation and risk management and years of experience serving on the boards of directors of public and private companies make her a valuable member of the Board of Directors.

Robert Gillespie, Non-Executive Director
Mr. Gillespie is an independent non-executive director and the Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee. He has served as a director on the Board of Directors since May 2020. Mr. Gillespie had a lengthy career as an investment banker, spending more than 25 years at UBS and its predecessors in a range of senior positions, including Vice Chairman, Chief Executive Officer, EMEA, and Joint Global Head of Investment Banking, while also serving on the Group Managing Board and the Management Committee for many years. Mr. Gillespie started his career as a Chartered Accountant at PricewaterhouseCoopers. Mr. Gillespie is the chair of the board of directors and a member of the audit committee of the UK Export Finance, a ministerial department of the UK government that functions as the export finance agency, and also serves as the non-executive chair of the board of directors of Spirit Yacht Holdings Ltd. He has previously served as a non‐executive director of NatWest Group plc (formerly known as Royal Bank of Scotland plc) and certain of its principal subsidiary companies and was the chair of NatWest Group plc’s remuneration committee and a member of NatWest Group plc’s audit, risk and nominating and governance committees. In addition, Mr. Gillespie also served as the Director General of the UK Takeover Panel, a non-executive director of Citizens Financial Group Inc. and Ashurst LLP, a law firm, and as the non-executive chair of the board of directors of Boat Race Company Ltd., Somerset House Trust and the Council of Durham University, from which he graduated with a degree in economics. Mr. Gillespie’s extensive experience in finance, accounting, risk management and governance and years of experience serving on the boards of directors of both public and private companies make him a valuable member of the Board of Directors.

Director nominees’ qualifications and attributes
The Board of Directors is composed of individuals with diverse backgrounds and experience, who together enable the Board of Directors to oversee the Company’s strategy effectively. All director nominees have the following key attributes:

•Strategic thinking •Business judgment •Leadership and expertise in their fields •High performance standards	•Integrity and accountability •Commitment and enthusiasm •Responsibility and courage
The Company believes its directors bring a well-rounded variety of experience, qualifications, skills and attributes and represent a mix of deep knowledge of the Company’s business and fresh perspectives. The table below summarizes some of the attributes of each director nominee. See “—Director nominees’ biographies” for additional information on the director nominees, including their respective experience, qualifications and skills.

	Sievwright	Halmy	Baruti	Bogart	Corrie	Gillespie
Background and Attributes
Board Tenure (years)	5	3	2.5	5	1	5
Gender	M	M	F	M	F	M
Race / Ethnicity
Black / African American			✓
White / Caucasian	✓	✓		✓	✓	✓
Corporate governance
Key corporate governance practices
The Company has corporate governance standards and practices designed to create long-term value for shareholders. Key corporate governance practices include:
Board structure and independence
•Strong independent Chair of the Board of Directors who is not the Company’s Chief Executive Officer
•Majority of independent directors (i.e., all the directors other than the Company’s Chief Executive Officer)
•Mix of new and longer-serving directors and commitment to refreshment of the Board of Directors and committees with focus on optimal mix of experience, qualifications and skills
•Executive sessions of independent directors without management
•All members of the Audit Committee, the compensation committee of the Board of Directors (the “Compensation Committee”) and the nominating and corporate governance committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) are independent
•Policy against director overboarding
•Annual evaluations of the Board of Directors and its committees
•Director access to internal and external experts and advisors
Shareholder rights
•Active and ongoing shareholder engagement
•One class of ordinary shares outstanding, with each ordinary share entitled to one vote

• Annual election of all directors for one-year terms
•Majority vote standard for the election of directors in uncontested elections
Other governance practices
•Code of business conduct and ethics applicable to the Company’s directors and employees
•Corporate governance guidelines and related party transactions policy aligned with industry best practices
•Annual review of committee charters and other corporate governance documents
•Meaningful share ownership guidelines for non-executive directors and executive officers
•Recommended annual “Say-on-Pay” vote
•Comprehensive clawback policy for incentive compensation
•Anti-hedging and -pledging policy covering directors and executive officers
Corporate Governance Guidelines
The Board of Directors has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) as a general framework to assist the Board of Directors in carrying out its responsibility for the business and affairs of the Company. The Corporate Governance Guidelines outline important policies and practices regarding the governance of the Company, such as the size and composition, the structure and operations and the duties and responsibilities of the Board of Directors. The Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines annually and recommends any appropriate changes for approval by the Board of Directors. The Corporate Governance Guidelines can be found on the Company’s website at https://investors.burfordcapital.com under “Governance—Governance Documents”.
Board leadership
Choosing the right leadership for the Board of Directors is an important responsibility. The Board of Directors selects the Chair of the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, in the manner and upon the criteria that it deems to be in the best interests for the Company at the time of selection, considering the current and future strategic and governance needs of the Company.
The Board of Directors believes that its current leadership structure, in which the roles of the Chair of the Board of Directors and the Chief Executive Officer are separated, best serves the Board of Directors’ ability to carry out its roles and responsibilities on behalf of the Company’s shareholders, including its oversight of management, and the Company’s overall corporate governance. The Board of Directors also believes that the current structure allows the Company’s Chief Executive Officer to focus on managing the business and day-to-day leadership of the Company, while leveraging the independent Chair’s experience to drive accountability at the level of the Board of Directors.
The independent non-executive Chair of the Board of Directors serves as liaison between the Company’s Chief Executive Officer and the other independent directors, establishes (in consultation with the Company’s Chief Executive Officer) the agenda for the meeting of the Board of Directors and notifies other members of the Board of Directors regarding any significant concerns of shareholders or interested parties of which he or she becomes aware. The independent non-executive Chair of the Board of Directors presides at all meetings of the Board of Directors and all independent director sessions scheduled at regular meetings of the Board of Directors and provides advice and counsel to the Company’s Chief Executive Officer.
Upon the recommendation of the Nominating and Corporate Governance Committee and with the full support of the Board of Directors, John Sievwright was appointed as the independent non-executive Chair of the Board of Directors and Christopher Halmy was appointed as the independent non-executive Vice Chair of the Board of Directors following the annual general meeting held in 2024. Both Messrs. Sievwright and Halmy are expected to serve in their respective roles until the annual general meeting to be held in 2027, at which time Mr. Sievwright will retire from the Board of Directors and it is expected that Mr. Halmy will become the Chair of the Board of Directors.
Director independence
Under the Corporate Governance Guidelines, the Board of Directors determines, annually or more frequently as the Board of Directors may so desire or deem necessary, whether each director satisfies the applicable criteria for independence based on all the relevant facts and circumstances. In addition, each independent director of the Board of Directors is required under the Corporate Governance Guidelines to notify the Chair of the Board of Directors and the Chair of the Nominating and Corporate Governance Committee of any developments that may impair such director’s independence. If a conflict of interest exists and cannot be resolved to the satisfaction of the Nominating and Corporate Governance Committee, the relevant director is required to submit to the Board of Directors written notification of such conflict of interest and an offer of resignation from the Board of Directors and each committee of the Board of Directors on which such director serves. The Nominating and Corporate Governance Committee develops and recommends to the Board of Directors for approval the criteria for membership on the Board of Directors, including those relating to director independence.
The Board of Directors consists of six directors, and the Board of Directors has determined that each director nominee (other than Mr. Bogart, the Company’s Chief Executive Officer) is “independent” under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange (the “NYSE”).
In addition, members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee must satisfy additional independence requirements imposed by the applicable rules and regulations of the SEC and the listing standards of the NYSE. The Board of Directors determined that each director nominee (other than Mr. Bogart, the Company’s Chief Executive Officer, who is not a member of any committee of the Board of Directors) satisfies the additional requirements for “independence” under the applicable rules and regulations of the SEC and the listing standards of the NYSE with respect to the committees of the Board of Directors on which such director nominee serves. See “—Committees of the Board of Directors” for additional information with respect to the membership of each committee.
Director criteria and nomination process
The Company seeks to establish the Board of Directors with an appropriate balance of skills, knowledge, experience, independence and diversity of backgrounds to enable it to discharge its duties and responsibilities effectively. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for approval the membership criteria and for identifying individuals qualified to become members of the Board of Directors. The Nominating and Corporate Governance Committee may seek input from an independent search firm to identify potential candidates.
Candidates for potential membership on the Board of Directors must at a minimum satisfy any requirements under the applicable rules and regulations of the SEC and the listing standards of the NYSE. In evaluating director candidates, the Nominating and Corporate Governance Committee seeks members from diverse professional and personal backgrounds with a reputation for integrity and a broad spectrum of experience and expertise. This assessment includes an individual’s independence, as well as consideration of age, skills and experience. Director candidates are also expected to know how to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company. In addition, the Nominating and Corporate Governance Committee considers whether individual director candidate’s background, skills, knowledge, experience and other qualifications and attributes complement those of other members of the Board of Directors and may also consider other factors as the Company's needs change based on strategic priorities.
Under the Corporate Governance Guidelines, no director should serve on more than four boards of directors of other public companies, and no member of the Audit Committee should serve on more than three audit committees of other public companies unless the Board of Directors determines and appropriately discloses that such simultaneous service does not impair such member's ability to effectively serve on the Audit Committee. In addition, no director who is an executive officer of a public company, including the Company, should serve on more than two boards of directors of public companies, including the Company, without the prior approval of the Nominating and Corporate Governance Committee. Directors should also avoid any action, position or interest that conflicts or gives the appearance of a conflict with the interests of the Company. See “—Director independence” for additional information with respect to director independence and potential conflicts of interest.
Under the Corporate Governance Guidelines, the Board of Directors has committed to reject and prevent any form of discrimination or other unfair treatment on the grounds of race, ethnicity, nationality or country of origin, sex, pregnancy or maternity, disability or other health issue, religion or belief, age, veteran status, sexual orientation or gender reassignment. The Board of Directors also strives to maintain a diverse membership and, in particular, for at least 30% of its membership to be women. As of the date of this Proxy Statement, approximately 33% of the Board of Directors are women. See “—Director nominees’ qualifications and attributes” for additional information with respect to the director nominees.
Board of Directors and committee evaluations
The Board of Directors evaluates its performance and the performance of its committees on an annual basis through an evaluation process overseen by the Nominating and Corporate Governance Committee. The evaluation process assesses the performance and effectiveness of the Board of Directors and its committees, committee charter reviews and numerous aspects of corporate governance and directors’ duties and responsibilities.
As part of this evaluation process, each independent director completes a separate questionnaire on a confidential and anonymous basis for the Board of Directors and each committee on which such director serves, providing responses to specific questions as well as general commentary and suggestions for improvements. The questionnaire responses are compiled and analyzed to measure performance, note trends and highlight areas for improvement. Results and analyses are communicated to the Nominating and Corporate Governance Committee, the Board of Directors and the relevant committees. The Nominating and Corporate Governance Committee discusses evaluation results to determine what, if any, actions should be taken to improve the effectiveness of the Board of Directors or any committee and subsequently discusses such evaluation results with the Board of Directors.
Board of Directors refreshment and tenure
The Board of Directors has been focused on board refreshment in connection with the Company’s listing on the NYSE in October 2020 and the Company’s transition to US domestic issuer status. As a result, three of the Company’s non-executive directors have a tenure of three or less years as of the date of this Proxy Statement. See “—Director nominees’ qualifications and attributes” for additional information with respect to the director nominees’ tenures.
All directors serve a one-year term and are subject to election by shareholders at each annual general meeting with the exception of a director who is not appointed at an annual general meeting, whose initial term will run from the date of appointment until the Company’s next annual general meeting. As provided in the articles of incorporation of the Company (the “Articles”), the Board of Directors may appoint one or more directors between annual general meeting to hold office only until the Company’s next annual general meeting. In addition, the Corporate Governance Guidelines specify that no person will be nominated by the Board of Directors to serve as a director after he or she has passed his or her 72nd birthday.
Board onboarding and education
Under the Corporate Governance Guidelines, the Nominating and Corporate Governance Committee oversees the Company’s orientation programs for new directors and continuing education programs for directors.
Each new director, upon joining the Board of Directors, is provided with an orientation session regarding the Board of Directors and the Company’s business and operations. As part of this orientation, each new director has an opportunity to meet with members of the Company’s senior management and the Board of Directors’ advisors relevant for his or her responsibilities on the Board of Directors or committees of the Board of Directors. In addition, new directors receive key documents, including the Company’s governance documents and filings, past minutes and agenda programs of the Board of Directors and its committees and strategy presentations.
Directors are also provided with continuing education on various subjects that will assist them in discharging their duties, which may include presentations by the Company’s management or the Board of Directors’ advisors on the Company’s business, compliance efforts, applicable legal, regulatory or other developments or other matters as the Board of Directors, or the Nominating and Corporate Governance Committee in its oversight of the Board of Directors’

continuing education program, may deem appropriate. In addition, the Company provides the directors, at their request, with access to reasonable outside education programs pertaining to the directors’ responsibilities. Finally, site visits to the Company’s global offices or to cities where it carries on business are coordinated for the directors from time to time, enabling them to interact with a broader group of the Company’s executives, employees and clients and gain firsthand insight into its culture and operations.
Director meeting attendance
Under the Corporate Governance Guidelines, directors are expected to use their best efforts to attend (either in person, telephonically, via the Internet or by other suitable means of remote communication) the annual meeting of shareholders, meetings of the Board of Directors and meetings of committees of the Board of Directors on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Directors are expected to review meeting materials prior to meetings of the Board of Directors and committees of the Board of Directors on which they serve. Each director’s attendance at, and preparation for, meetings of the Board of Directors and committees of the Board of Directors on which they serve is considered by the Nominating and Corporate Governance Committee when recommending director nominees.
During the year ended December 31, 2024, the Board of Directors held four quarterly in-person meetings, and all of the directors attended each of these meetings (other than Mr. Sievwright who attended one of the in-person meetings via teleconference following surgery).1 All members of the Board of Directors attended the annual general meeting of shareholders held in 2024.
The Board of Directors meets in executive session at each quarterly board meeting without the executive non-independent directors and without any other members of the Company’s management present.
Committees of the Board of Directors
The principal responsibility of the Board of Directors is to provide oversight and strategic guidance to the Company’s senior management. Although certain responsibilities and authorities of the Company are reserved as matters for the Board of Directors as a whole, in discharging its obligations, the Board of Directors may also delegate certain responsibilities and authorities to its committees. The Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
Audit Committee
The Audit Committee is comprised of Mr. Halmy (Chair), Ms. Corrie and Mr. Gillespie. The Board of Directors has determined that each member of the Audit Committee meets the definition of an “independent director” for purposes of serving on an audit committee under the applicable rules and regulations of the SEC and the listing standards of the NYSE. In addition, the Board of Directors has determined that each member of the Audit Committee is “financially literate” under the applicable rules and regulations of the SEC and the listing standards of the NYSE and qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee held eight meetings during the year ended December 31, 2024.
The Audit Committee is responsible for, among other things:
•The integrity of the Company’s financial statements and financial reporting process
•The appointment, independence and qualifications of the Company’s independent registered public accounting firm
•The performance of the Company’s independent registered public accounting firm and internal audit function
•The Company’s compliance with legal and regulatory requirements, including the adequacy of the Company’s internal control over financial reporting and disclosure processes and procedures designed to ensure compliance with legal and regulatory requirements
1 In addition to the Company’s regular quarterly in-person meetings of the Board of Directors, the Company uses short virtual meetings attended by a single director as permitted under Guernsey law to authorize formally various normal course corporate actions, and such meetings are not included in the meeting attendance tally set forth above.

•The pre-approval of audit and permissible non-audit services and fees to be provided by the Company’s independent registered public accounting firm
•Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters
•Reviewing related party transactions policy and procedures and overseeing the implementation of, and compliance with, the related party transactions policy, including reviewing and approving related party transactions
•Reviewing and discussing with management and the internal audit group the Company’s risk management processes and system of internal control
The Audit Committee has adopted a charter that complies with applicable rules and regulations of the SEC and the listing standards of the NYSE, which can be found on the Company’s website at https://investors.burfordcapital.com under “Governance—Governance Documents”.
Compensation Committee
The Compensation Committee is comprised of Mr. Sievwright (Chair), Dr. Baruti Dames and Mr. Halmy. The Board of Directors has determined that each member of the Compensation Committee meets the definition of an “independent director” for purposes of serving on a compensation committee under the applicable rules and regulations of the SEC and the listing standards of the NYSE. The Compensation Committee held two meetings during the year ended December 31, 2024.
The Compensation Committee is responsible for, among other things:
•Reviewing and approving the Company’s compensation strategy to ensure it is appropriate to attract, retain and motivate senior management and other key employees
•Reviewing and approving the compensation philosophy, policies and programs that support the Company’s overall business strategy and reviewing and discussing at least annually the material risks associated with compensation structure, policies and programs
•Reviewing and approving the corporate and/or individual performance goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and Chief Investment Officer, evaluating their respective performance in light thereof and determining and approving their respective compensation
•In consultation with the Company’s Chief Executive Officer, reviewing and approving the compensation of the other executive officers
•Reviewing and approving the Company’s short- and long-term incentive compensation, equity, equity-based and deferred compensation, severance, change in control and other similar plans and arrangements
•Reviewing and recommending to the Board of Directors for approval the frequency with which the Company should conduct Say-on-Pay votes, taking into account the results of the most recent shareholder advisory vote on frequency of Say-on-Pay votes
•Periodically reviewing and monitoring compliance with share ownership and retention guidelines for executive officers and non-executive directors
•Periodically reviewing and, if applicable, amending (or, if required by applicable law, making recommendations to the Board of Directors to amend) and administering the Company’s clawback policies and practices
•Periodically reviewing and approving anti-hedging and anti-pledging policies applicable to executive officers and non-executive directors

The Compensation Committee has adopted a charter that complies with applicable rules and regulations of the SEC and the listing standards of the NYSE, which can be found on the Company’s website at https://investors.burfordcapital.com under “Governance—Governance Documents”.
Compensation Committee interlocks and insider participation
Neither the members of the Compensation Committee who served during the year ended December 31, 2024 (whose names appear under “Executive compensation—Compensation Committee report”), nor Mr. Hugh Steven Wilson, who retired from the Compensation Committee at the close of the Company’s annual shareholder meeting held on May 15, 2024, are, or have ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the year ended December 31, 2024, no executive officer of the Company served as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of Mr. Gillespie (Chair), Dr. Baruti Dames and Ms. Corrie. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the definition of an “independent director” for purposes of serving on a nominating and governance committee under the applicable rules and regulations of the SEC and the listing standards of the NYSE. The Nominating and Corporate Governance Committee held two meetings during the year ended December 31, 2024.
The Nominating and Corporate Governance Committee is responsible for, among other things:
•Developing and recommending to the Board of Directors for approval the criteria for membership on the Board of Directors and identifying individuals qualified to become members of the Board of Directors
•Recommending to the Board of Directors the director nominees for the next annual meeting of shareholders or to fill vacancies on the Board of Directors
•Reviewing and making recommendations to the Board of Directors with respect to the size, composition and organization of the Board of Directors and its committees
•Reviewing and making recommendations to the Board of Directors with respect to its processes
•Overseeing the annual evaluation of the Board of Directors and its committees
•Periodically reviewing corporate governance trends and best practices applicable to the Company and, based on such review, assessing the adequacy of the Company’s corporate governance guidelines and recommending to the Board of Directors any changes
•Overseeing the Company’s orientation programs for new directors and continuing education programs for directors
•Assisting the Board of Directors in its oversight of the Company’s management in defining and implementing the company’s strategy relating to ESG matters and periodically reviewing the policies, programs, practices, goals and initiatives of the Company relating to ESG matters
The Nominating and Corporate Governance Committee has adopted a charter that complies with applicable rules and regulations of the SEC and the listing standards of the NYSE, which can be found on the Company’s website at https://investors.burfordcapital.com under “Governance—Governance Documents”.
Board of Directors oversight
Strategy oversight
The principal responsibility of the Board of Directors is to provide oversight and strategic guidance to the Company’s senior management. The Board of Directors actively oversees the Company’s long-term business strategy and is regularly engaged with senior management and employees in fulfillment of this oversight function. For example, the Board of Directors:
•Receives materials at its quarterly meetings so it can meaningfully assess the Company’s performance and measure the impact of its strategy
•Receives presentations from senior management and employees of the Company at its quarterly meetings covering various topics, such as information technology (including cybersecurity), investor relations and business development and marketing
•Makes site visits to the Company’s global offices or to cities where it carries on business, enabling directors to interact with a broader group of the Company’s executives, employees and clients and gain firsthand insight into its culture and operations
In addition, under the Corporate Governance Guidelines, the Board of Directors is required to adopt a strategic planning process to establish objectives and goals for the Company and to review, approve and modify as appropriate the strategies proposed by the Company’s senior management to achieve such objectives and goals.
Risk oversight
The Company is exposed to a number of risks and regularly identifies and evaluates these risks and its risk management strategy. The Board of Directors has an oversight role, as a whole and at the committee level, in overseeing management of the Company’s risks. At each of its quarterly meetings, the Board of Directors receives a comprehensive business risk presentation and reviews the key risks across the global business focusing, among other things, on the risks relating to operations, liquidity, information systems security, financial reporting and compliance. In addition, under the Corporate Governance Guidelines, the Board of Directors is required to develop a succession plan for the Company’s Chief Executive Officer and Chief Investment Officer and the other members of the Company’s management committee and to develop an interim Chief Executive Officer succession plan in the event of an unexpected occurrence.
In addition, to administer its risk oversight function more effectively, the Board of Directors has delegated certain oversight responsibilities to its committees and to management. The Audit Committee is responsible for overseeing the Company’s policies with respect to risk assessment and risk management and for reviewing and discussing with management and the internal audit group the Company’s risk management processes and system of internal control. In addition, the Audit Committee is responsible for reviewing and assessing the Company’s cybersecurity threats, vulnerabilities, defenses and planned responses. The Compensation Committee is responsible for reviewing and discussing, at least annually, the material risks associated with the Company’s compensation structure, policies and programs, including to determine whether such structure, policies and programs encourage excessive risk taking and to evaluate compensation policies and programs that could mitigate any such risks. The Nominating and Corporate Governance Committee is responsible for ensuring that proper corporate governance standards are maintained and that the Board of Directors and its committees consist of qualified directors and for assisting the Board of Directors in overseeing the Company’s management in defining and implementing its strategy relating to ESG matters.
The Company has a robust management team focused on risk, including the General Counsel, the Chief Compliance Officer and several other in-house lawyers. In addition, dozens of the Company’s professional staff are lawyers, including many of the most senior members of the Company’s management. The Company’s General Counsel maintains oversight of the work the business risk function carries out.
Shareholder engagement
The Board of Directors, as part of its oversight role, routinely receives updates, briefings and reports from the Company’s investor relations team that summarize performance of the Company’s ordinary shares, investor engagement and key topics of investor interest.
The Company is committed to engaging and having an open dialogue with the investor community so that it may better appreciate the perspectives of both current and prospective shareholders. The Company’s Chief Executive Officer, Chief Financial Officer and investor relations team meet with institutional investors and analysts to share the

Company’s perspectives, address questions and solicit their feedback on its performance and disclosures. This dialogue allows the Company to better understand and evaluate important issues and to communicate effectively on matters such as strategy, financial performance and market backdrop. The Company’s Chief Executive Officer, Chief Financial Officer and investor relations team maintain a regular cadence of meetings with a broad cross section of shareholders and dedicate time to pursuing and building relationships with high-quality prospective institutional investors. Shareholder interactions include a mix of virtual and live one-on-one meetings, roadshows, sponsored investor conferences and special events.
Board of Directors communications
The Board of Directors believes that management should speak for the Company and that the Chair of the Board of Directors should speak for the Board of Directors. To ensure compliance with applicable securities laws and avoid the potential detriment of inconsistent communications to the interests of the Company, its shareholders and other constituencies, members of the Board of Directors are discouraged from responding to media inquiries or making statements to the media regarding the Company and its business without prior notification of the Chair of the Board of Directors.
Shareholders, employees and others may contact the Board of Directors, the independent directors or any other group or committee of the Board of Directors by writing to them at: Burford Capital Limited, Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP. All communications received at this address will be opened by the office of the corporate secretary or the Company’s General Counsel for the purpose of determining whether the contents represent an appropriate message to the directors. Materials that are not in the nature of advertising, solicitations or promotions of a product or service and that are not patently offensive will be forwarded to the Chair of the Board of Directors or, if the communication is confidential or should otherwise be restricted, to the identified directors or the directors who are members of the group or committee to which the communication is addressed.
The Audit Committee has also established procedures to enable anyone with a concern about the Company’s conduct or the Company’s accounting, internal accounting controls or auditing matters to communicate those concerns to the Audit Committee. Such communications may be confidential or anonymous and may be submitted in writing to: Burford Capital Limited, Attention: Chair of the Audit Committee of the Board of Directors, Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP.
Code of Business Conduct and Ethics and Ethical Conduct Code for Senior Financial Officers
The Company’s code of business conduct and ethics (the “Code of Business Conduct and Ethics”) publicly sets forth the Company’s standards for ethical and legal behavior expected of all the Company’s directors, officers and employees. The Code of Business Conduct and Ethics is designed to deter wrongdoing and promote honest and ethical conduct and compliance with applicable legal and regulatory requirements. Waivers or exceptions to the Code of Business Conduct and Ethics may be granted in advance under exceptional circumstances and as deemed appropriate by the Chief Compliance Officer. However, waivers or exceptions to the Code of Business Conduct and Ethics for any director or executive officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors.
In addition, the Company has adopted the ethical conduct code for senior financial officers (the “Ethical Conduct Code for Senior Financial Officers”) that imposes additional obligations on the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and persons performing similar functions.
The Company intends to disclose promptly any amendments to or waivers under each of the Code of Business Conduct and Ethics and the Ethical Conduct Code for Senior Financial Officers to the extent required under the applicable rules and regulations of the SEC and the listing standards of the NYSE either on the Company’s website or in a current report on Form 8-K. No waivers were granted under the Code of Business Conduct and Ethics or the Ethical Conduct Code for Senior Financial Officers during the year ended December 31, 2024.
Each of the Code of Business Conduct and Ethics and the Ethical Conduct Code for Senior Financial Officers can be found on the Company’s website at https://investors.burfordcapital.com under “Governance—Governance Documents”.

Guernsey Code of Corporate Governance
In addition to adopting the Corporate Governance Guidelines, the Company has adopted the Finance Sector Code of Corporate Governance issued by the Guernsey Financial Services Commission (the “Guernsey Code of Corporate Governance”). The Company’s compliance with the Guernsey Code of Corporate Governance has been the subject of regular reporting to and oversight by the Board of Directors. The Company’s adoption of the Guernsey Code of Corporate Governance is current as of February 12, 2025 and is reviewed as part of the Company’s annual reporting process. As of the date of this Proxy Statement, there are no material departures from the Company’s obligations under the Guernsey Code of Corporate Governance.
Related Party Transactions
Related Party Transactions Policy
The Board of Directors has adopted a written related party transactions policy (the “Related Party Transactions Policy”) to set forth the guidelines to identify, review, approve and, if applicable, ratify the Related Party Transactions (as defined below) to help recognize and avoid potential or actual conflicts of interest and improper benefit to executive officers, directors or director nominees, any shareholders owning more than 5% of any class of the Company’s voting securities or immediate family members of such persons (each, a “Related Party”). The Related Party Transactions Policy covers any transaction in which the Company or any of its subsidiaries was, is or will be a participant, in which the aggregate amount involved exceeds or may be expected to exceed $120,000 in any fiscal year and in which any Related Party had, has or will have a direct or indirect material interest (any such transaction, a “Related Party Transaction”).
The Board of Directors has delegated to the Audit Committee the power and authority to review and approve or ratify, as applicable, any Related Party Transaction. The Board of Directors has also authorized the Audit Committee to oversee implementation of and compliance with the Related Party Transactions Policy and to administer the Related Party Transactions Policy.
Prior to entering a potential Related Party Transaction, the Related Party is required to notify the Company’s General Counsel in writing at the earliest practicable time prior to the consummation of a potential Related Party Transaction of the facts and circumstances of such potential Related Party Transaction. If the Company’s General Counsel determines as a result of his or her evaluation that the proposed transaction would constitute a Related Party Transaction for purposes of the Related Party Transactions Policy, the Company’s General Counsel will report the Related Party Transaction to the Audit Committee for consideration at the next regularly scheduled meeting of the Audit Committee. If the Company’s General Counsel determines it is not practicable or desirable for the Company to wait until a meeting of the Audit Committee to consummate a Related Party Transaction, the Chair of the Audit Committee may review and approve the Related Party Transaction. Any such approval and its rationale must be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee. If a Related Party Transaction involves a Related Party who is a director or an immediate family member of a director, such director may not participate in any discussion or vote regarding approval or ratification of such Related Party Transaction.
Set forth below are Related Party Transactions since the beginning of the year ended December 31, 2024. Other than as described below, there were no transactions, and there are no currently proposed transactions, that would require disclosure under Item 404 of Regulation S-K.
Commitments to private funds
Certain of the Company’s directors and executive officers have committed their own capital (or capital of related estate planning vehicles or charitable foundations controlled by them or their immediate family members) directly to certain of the Company’s private funds—namely, Burford Opportunity Fund B LP, BCIM Partners II, LP, BCIM Partners III, LP and BCIM Credit Opportunities Fund, LP. In general, such commitments are not subject to management fees and, in certain instances, may not be subject to performance fees. The opportunity to invest in certain of the private funds the Company manages in this manner is available to the Company’s current and former directors, executive officers and those employees (or related estate planning vehicles or charitable foundations controlled by them or their immediate family members) whom the Company has determined to have a status that reasonably permits the Company to offer them these types of investments in compliance with applicable laws. As of December 31, 2024, the Company’s employees (including the Company's executive officers) have committed approximately $4.6 million of their own capital to the Company’s private funds.
The table below sets forth commitments to the Company’s private funds of the executive officers (or related estate planning vehicles or charitable foundations controlled by them or their immediate family members) and the distributions on these commitments, in each case, from January 1, 2024 through December 31, 2024. None of the Company’s non-executive directors (other than the Company’s former non-executive director Mr. Wilson, who retired from the Board of Directors at the close of the annual general meeting of the Company held in 2024) had any commitments to private funds from January 1, 2024 through December 31, 2024.

Name of beneficial owner	Burford Opportunity Fund B LP	BCIM Partners II, LP	BCIM Partners III, LP	BCIM Credit Opportunities Fund, LP	Distributions
Craig Arnott	$75,000	—	—	—	—
Christopher Bogart	$1,000,000	—	—	—	—
Mark Klein	$25,000	—	—	—	—
Travis Lenkner	—	$100,000	$250,000	$100,000	$43,493
Jordan Licht	—	—	—	—	—
Jonathan Molot	$1,000,000	—	—	—	—
Elizabeth O’Connell	—	—	—	—	—
David Perla	$75,000	—	—	—	—
Aviva Will	$150,000	—	—	—	—
Hugh Steven Wilson	$500,000	—	—	—	—
Holdings of certain debt securities
Certain of the Company’s wholly owned subsidiaries have from time to time issued debt securities for which the Company acts as the parent guarantor. See note 12 (Debt) to the Company’s audited consolidated financial statements contained in the 2024 Form 10-K for additional information with respect to the Company’s debt securities.
Certain of the Company’s directors and executive officers are holders of such debt securities. As of December 31, 2024, (i) Mr. Sievwright, the Chair of the Board of Directors, owned $250,000 aggregate principal amount of the 6.250% senior notes due 2028 and $250,000 aggregate principal amount of the 9.250% Senior Notes due 2031 and (ii) each of Mr. Bogart, the Company’s Chief Executive Officer, and Mr. Molot, the Company’s Chief Investment Officer, owned $500,000 aggregate principal amount of the 6.125% bonds due 2025.
Director compensation
The table below sets forth compensation for the Company’s directors for the year ended December 31, 2024, as calculated in accordance with the SEC rules.

Director	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Rukia Baruti Dames	90,000	35,000	—	—	—	—	125,000
Christopher Bogart(3)	—	—	—	—	—	—	—
Pamela Corrie(4)	85,993	33,374	—	—	—	—	119,367
Robert Gillespie	90,000	35,000	—	—	—	—	125,000
Christopher Halmy	111,849	60,246	—	—	—	—	172,095

Director	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Sievwright	127,500	82,336	—	—	—	—	209,836
Hugh Steven Wilson(5)	60,459	27,664	—	—	—	—	88,123

(1)Represents payment of cash fees for the year ended December 31, 2024 based on the GBP/USD exchange rate on the date of each quarterly payment. For Mr. Halmy, amount includes a portion of his cash fees in the aggregate amount of $55,925, receipt of which he elected to defer in accordance with the NQDC Plan.
(2)Represents the grant date fair value for grants of the Company’s ordinary shares made effective as of June 4, 2024 (determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”)), excluding the effect of any estimated forfeitures of such awards. As of December 31, 2024, the non-executive directors held the following number of the Company’s ordinary shares that were granted under the NED Plan (as defined below): Ms. Baruti Dames, 4,959 ordinary shares; Ms. Corrie, 2,352 ordinary shares; Mr. Gillespie, 10,265 ordinary shares; Mr. Halmy, 9,736 ordinary shares; and Mr. Sievwright, 13,601 ordinary shares.
(3)Mr. Bogart does not receive compensation for his service on the Board of Directors in addition to his compensation as the Company’s Chief Executive Officer.
(4)For Ms. Corrie, cash fees and awards of the Company’s ordinary shares for service on the Board of Directors for the year ended December 31, 2024 were prorated due to her appointment to the Board of Directors on January 17, 2024.
(5)For Mr. Wilson, cash fees and awards of the Company’s ordinary shares for service on the Board of Directors for the year ended December 31, 2024 were prorated due to his retirement at the close of the Company’s annual general meeting held on May 15, 2024. Cash fees include a fee in respect of service on the board of directors of the Company’s subsidiary, Burford Capital Holdings (UK) Limited, in the amount of $7,466.
Cash fees
For the year ended December 31, 2024, the Company’s independent non‐executive directors received cash fees for their service on the Board of Directors, the committees of the Board of Directors and, if applicable, the boards of directors of the Company’s subsidiaries. Each non-executive director received an annual cash fee (prorated for any partial service period during the fiscal year) of $90,000, with an additional cash fee of (i) $50,000 for service as the independent Chair of the Board of Directors, (ii) $15,000 for service as the independent Vice Chair of the Board of Directors, (iii) $20,000 for service as the Chair of the Audit Committee and (iv) $10,000 for service as the Chair of the Compensation Committee. The cash fees are paid quarterly in arrears, prorated for any partial service period and, if requested, converted into a director’s local currency at the exchange rate on the date of payment.
NED Plan
The Company has established the Burford Capital Limited 2021 Non‐Employee Directors’ Share Plan (as amended, supplemented or otherwise modified from time to time, the “NED Plan”), pursuant to which non-executive directors are eligible to receive grants of the Company’s ordinary shares in connection with their service on the Board of Directors, subject to transfer and sale restrictions until the earlier of (i) the third anniversary of the grant date or (ii) the date on which the director no longer serves as a member of the Board of Directors. Employee directors are not eligible for grants under the NED Plan. Each non-executive director received an annual grant of restricted ordinary shares (prorated for any partial service period during the fiscal year) equal to $35,000, with an additional grant of restricted ordinary shares equal to (i) $75,000 for service as the independent Chair of the Board of Directors and (ii) $40,000 for service as the independent Vice Chair of the Board of Directors.
Setting non-executive director compensation
The form and amount of non-executive director compensation is determined by the Chair of the Board of Directors upon the recommendation of the Company’s Chief Executive Officer. In establishing non-executive director compensation, the Company considers compensation levels for non-executive directors at US and UK public companies of comparable size and complexity. The Company’s employee directors do not receive additional compensation for their service as directors.
The non-executive directors are not entitled to receive any compensation upon a termination of service on the Board of Directors, and no fees will be payable in respect of any unserved portion of the applicable term of service. The non-executive directors are entitled to reimbursement by the Company of reasonable expenses incurred in connection with the performance of their duties as directors of the Company. The non-executive directors may, in certain circumstances and at the Company’s expense, obtain independent professional advice in the furtherance of their duties as directors of the Company.
Share ownership guidelines for non-executive directors
To ensure that non-executive directors become and remain meaningfully invested in the Company’s ordinary shares, each non-executive director is expected to hold a minimum level of ownership of the Company’s ordinary shares equal to at least four times the base annual cash retainer payable to such non-executive director. For purposes of satisfying these requirements, a non-executive director’s holdings of the Company’s ordinary shares will include, in addition to ordinary shares held outright, any ordinary shares, restricted shares or restricted share units granted to such non-executive director as compensation for service on the Board of Directors, whether vested or unvested, and any ordinary shares or restricted share units held under a deferral or similar plan. The non-executive directors are required to retain ordinary shares received pursuant to their service on the Board of Directors until this minimum level of ownership is reached. The non-executive directors have five years from the latest of (i) the date they become subject to the Corporate Governance Guidelines, (ii) the date of a material change to the Corporate Governance Guidelines or (iii) the date of any increase in their annual cash retainer to attain this ownership threshold. These share ownership requirements are determined, and may be modified from time to time, by the Compensation Committee.

RESOLUTION 7—DECLARATION OF FINAL DIVIDEND
A final dividend can only be paid after being approved by shareholders at an annual general meeting and cannot exceed the amount recommended by the Board of Directors. If approved, the final dividend will be paid on June 13, 2025 to all ordinary shareholders on the register of shareholders of the Company at the close of business on May 23, 2025.
Shareholders with a registered position in the United States or who hold a position with a US bank or brokerage firm in Depositary Trust & Clearing Corporation will have their dividend paid in US dollars. Any registered holders on the US registry who wish instead to receive payment in pounds sterling should complete and forward a Dividend Currency Election form to Computershare Trust Company NA, P.O. Box 43006, Providence, Rhode Island 02940-3006, to arrive no later than May 26, 2025. Depositary interest holders with positions held in Certificateless Registry for Electronic Share Transfer (“CREST”) will have the dividend converted into pounds sterling shortly before the time of payment and paid in pounds sterling. Any such holder who wishes instead to receive payment in US dollars should complete and send a Dividend Currency Election form to Computershare Investor Services PLC, c/o The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, to arrive no later than May 26, 2025. The Dividend Currency Election form can be found on the Company’s website at https://investors.burfordcapital.com/stock-info/dividend-history/default.aspx.
Vote required
Approval of Resolution 7 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 7. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 7.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the declaration of a final dividend of 6.25¢ (United States cents) per ordinary share.

AUDIT COMMITTEE REPORT
The Audit Committee has furnished the following report for the year ended December 31, 2024 pursuant to Item 407(d)(3) of Regulation S-K.
The Audit Committee is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries and who are “independent” as defined under the applicable rules and regulations of the SEC and the listing standards of the NYSE. The Audit Committee’s primary purpose is to oversee (i) the integrity of the Company’s consolidated financial statements, (ii) the appointment, compensation, retention, qualifications, performance, objectivity and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and (iv) the Company’s compliance with legal and regulatory requirements. The Audit Committee has adopted an audit committee charter that describes its responsibilities in detail, which can be found on the Company’s website at https://investors.burfordcapital.com/governance/governance-documents/default.aspx.
The Company’s management has the primary responsibility for financial and other reporting, the effectiveness of internal control over financial reporting and compliance with accounting standards and applicable laws, rules and regulations. KPMG, the Company’s registered independent public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of such consolidated financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with management and KPMG the audited consolidated financial statements of the Company for the year ended December 31, 2024 and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s audit of internal control over financial reporting as of December 31, 2024.
The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable Public Company Accounting Oversight Board (“PCAOB”) rules, including the quality of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the Company’s consolidated financial statements. In addition, the Audit Committee has received and reviewed the disclosure and letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC and in the Company’s annual accounts, report of the directors and auditors’ report for the year ended December 31, 2024 as presented to shareholders at the 2025 AGM.
Audit Committee
Christopher Halmy, Chair
Pamela Corrie
Robert Gillespie
The information in this “—Audit Committee report” section is not “soliciting material” or otherwise considered “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent the Company incorporates this “—Audit Committee report” section by specific reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is asking shareholders to ratify this selection. KPMG has served as the independent auditor to the Company since the year ended December 31, 2024 and is considered by the Audit Committee and the Board of Directors to be well qualified. The Company anticipates that one or more representatives of KPMG will be present at the 2025 AGM. The representatives of KPMG will have an opportunity to make a statement if they desire and are expected to be available to respond to any appropriate questions that may be submitted by shareholders at the 2025 AGM.
Independent auditor fees
The table below sets forth the aggregate fees for professional services for the year ended December 31, 2024 provided by KPMG, the Company’s principal accountant for such period. See “—Change in independent registered public accounting firm” for additional information.

($ in thousands)	Year ended December 31, 2024
Audit fees(1)	$5,590
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$5,590

(1)Includes fees for work performed by KPMG to (i) issue opinions on the Company’s annual consolidated financial statements, (ii) review the Company’s quarterly condensed consolidated financial statements, (iii) issue reports on local statutory financial statements and (iv) provide other assurance services, such as reviews of other financial information and other audit-related services.
The table below sets forth the aggregate fees for professional services for the year ended December 31, 2023 provided by Ernst & Young LLP and associated member firms (collectively, “E&Y”), the Company’s principal accountant for such period. See “—Change in independent registered public accounting firm” for additional information.

($ in thousands)	Year ended December 31, 2023
Audit fees(1)	$6,119
Audit-related fees	—
Tax fees(2)	273
All other fees	—
Total fees	$6,392

(1)Includes fees for work performed by E&Y to (i) issue opinions on the Company’s annual consolidated financial statements, (ii) review the Company’s quarterly condensed consolidated financial statements, (iii) issue reports on local statutory financial statements and (iv) provide other assurance services, such as reviews of other financial information and other audit-related services.
(2)Includes fees associated with tax compliance, assistance with historical tax matters and other tax-related services.
Pre-Approval Policy
The Audit Committee has adopted a written pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”) that sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy requires that, before the independent auditor is engaged for any services, the Audit Committee must approve such services, including terms, fees and conditions, subject to the de minimis exception for non-audit services set forth in Section 10A(i)(1)(B) of the Exchange Act. As permitted by the US Sarbanes-Oxley Act of 2002, as amended, and the SEC rules, the Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve audit and permissible non-audit services and any associated fees. The Chair of the Audit Committee must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The term of any general pre-approval is 12 months from the date of pre-approval or, for audit services, completion of the engagement, in each case, unless the Audit Committee considers a different period appropriate and states otherwise. The Audit Committee is required to annually review and pre-approve the services, if any, that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee.
Change in independent registered public accounting firm
On July 1, 2024, the Audit Committee approved, and the Board of Directors ratified, the dismissal of E&Y as the Company’s independent registered public accounting firm, effective immediately following the issuance of the Company’s unaudited consolidated financial statements for the three and six months ended June 30, 2024. In addition, on and effective as of July 1, 2024, KPMG was appointed as the Company’s independent registered public accounting firm for the three and nine months ended September 30, 2024 and for the fiscal year ended December 31, 2024. The Audit Committee approved, and the Board of Directors ratified, the appointment of KPMG.
KPMG replaced E&Y, which had served as the Company’s independent auditor since 2010. While the Company is not subject to UK mandatory auditor rotation every ten years, the Company is nevertheless conscious of shareholder feedback about best practices in the UK market and, with the transition to the generally accepted accounting principles in the United States and the addition of the Company’s listing on the NYSE behind the Company, it was an appropriate moment to abide by those best practices and move to another “Big Four” accounting firm.
The reports of E&Y on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2023 and 2022 and during the period from the end of the fiscal year ended December 31, 2023 through July 1, 2024 (the “Interim Period”), there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which “disagreements”, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the “disagreements” in connection with their report for such years. There were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2023 and 2022 or the Interim Period, except for certain identified material weaknesses in the Company’s internal controls relating to (i) a lack of available evidence to demonstrate the precision of management’s review of certain assumptions used in the measurement of the fair value of capital provision assets as disclosed in the Company’s annual report on Form 20-F for the year ended December 31, 2023 filed with the SEC on March 28, 2024 and (ii) the determination of the Company’s approach to measure the fair value of capital provision assets in accordance with ASC Topic 820—Fair Value Measurement, as disclosed in the Company’s annual report on Form 20-F for the year ended December 31, 2022 filed with the SEC on May 16, 2023, which was remediated as of December 31, 2023. The Audit Committee discussed the “reportable events” with E&Y, and the Company has authorized E&Y to respond fully to the inquiries of KPMG, as successor auditor, concerning the subject matter of such “reportable events”.
Pursuant to Item 304(a)(3) of Regulation S-K, the Company previously provided E&Y with a copy of the above disclosures, as included in the Company’s report on Form 6-K furnished to the SEC on July 9, 2024 (the “Form 6-K”), and requested that E&Y furnish the Company with a letter addressed to the SEC stating that E&Y agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of E&Y’s letter, dated July 9, 2024, was attached as Exhibit 99.1 to the Form 6-K and is incorporated herein by reference.
Prior to KPMG’s appointment, neither the Company nor anyone acting on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

RESOLUTION 8—REAPPOINTMENT OF EXTERNAL AUDITOR
Resolution 8 is recommended by the Board of Directors and proposes that KPMG be reappointed as the Company’s external auditor under section 257(4) of the Companies (Guernsey) Law, 2008, as amended (the “Guernsey Companies Law”), and as the Company’s independent registered public accounting firm to hold office until the close of the Company’s next annual general meeting at which accounts are laid. KPMG was appointed as the Company’s external auditor and independent registered public accounting firm at the Company’s extraordinary general meeting held on August 20, 2024. The Company anticipates that one or more representatives of KPMG will be present at the 2025 AGM. The representatives of KPMG will have an opportunity to make a statement if they desire and are expected to be available to respond to any appropriate questions that may be submitted by shareholders at the 2025 AGM.
Vote required
Approval of Resolution 8 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 8. Abstentions are not considered votes cast and will not impact the outcome of the vote on Resolution 8.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the reappointment of KPMG LLP as the Company’s external auditor under Guernsey law and as the Company’s independent registered public accounting firm until the close of the Company’s next annual general meeting at which accounts are laid.

RESOLUTION 9—COMPENSATION OF EXTERNAL AUDITOR
It is normal practice for a Guernsey company’s board of directors to be authorized to determine the level of the external auditor’s compensation. Pursuant to section 259(a)(ii) of the Guernsey Companies Law, the compensation of an auditor appointed by the shareholders of a company may be determined by such company’s board of directors if the shareholders so resolve by ordinary resolution. Resolution 9 proposes to give authority to the Audit Committee on behalf of the Board of Directors to determine the level of KPMG’s compensation for the following year.
Vote required
Approval of Resolution 9 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 9. Abstentions are not considered votes cast and will not impact the outcome of the vote on Resolution 9.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the authorization of the Audit Committee on behalf of the Board of Directors to agree to the compensation of the Company’s external auditor.

RESOLUTION 10—RECEIPT OF ANNUAL ACCOUNTS
The Board of Directors is required under the Guernsey Companies Law to present to shareholders the Company’s annual accounts for the year ended December 31, 2024 and the report of the Board of Directors and the external auditor thereon at the 2025 AGM. The Company’s annual accounts for the year ended December 31, 2024 and the report of the Board of Directors and the external auditor thereon are contained in the 2024 Annual Report, which can be found on the Company’s website at https://investors.burfordcapital.com. Shareholders are voting only to approve receipt of these documents, as the Guernsey Companies Law does not require shareholder approval of the substance or contents of these documents.
Vote required
Approval of Resolution 10 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 10. Abstentions are not considered votes cast and will not impact the outcome of the vote on Resolution 10.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the receipt of the Company’s accounts for the year ended December 31, 2024 and the report of the Board of Directors and the external auditor thereon.

EXECUTIVE OFFICERS
The Company is composed of the parent company, Burford Capital Limited, and its numerous wholly owned subsidiaries in various jurisdictions through which its operations are conducted and its capital is deployed. Burford Capital LLC is a wholly owned indirect subsidiary of Burford Capital Limited and its primary operating company in the United States, and Burford Capital (UK) Limited is a wholly owned indirect subsidiary of Burford Capital Limited and its primary operating company in the United Kingdom. These two entities provide various corporate and investment advisory services to other group companies. The parent company, Burford Capital Limited, does not have any operations or employees. The individuals listed below are executive officers of Burford Capital LLC and Burford Capital (UK) Limited, who are deemed to be executive officers of Burford Capital Limited as a result of performing policy making functions within the definition of “executive officer” of the Exchange Act.
The table below sets forth the names, ages and positions of the executive officers.

Name	Age	Position(s)
Craig Arnott	58	Deputy Chief Investment Officer
Christopher Bogart	59	Co-Founder and Chief Executive Officer and Director
Mark Klein	57	General Counsel and Chief Administrative Officer
Travis Lenkner	45	Chief Development Officer
Jordan Licht	47	Chief Financial Officer
Jonathan Molot	58	Co-Founder and Chief Investment Officer
Elizabeth O'Connell	58	Chief Strategy Officer
David Perla	55	Vice Chair
Aviva Will	56	President
Executive officers’ biographies
Set forth below are the biographies for each of the executive officers. See “Resolutions 1 through 6—Election of directors—Director nominees’ biographies” for the biographical information for Mr. Bogart, the Company’s Chief Executive Officer.

Craig Arnott, Deputy Chief Investment Officer
Mr. Arnott is the Deputy Chief Investment Officer, with responsibility across Burford’s investment portfolio, and he also serves as a member of Burford’s Management Committee and Commitments Committee. Prior to becoming the Deputy Chief Investment Officer in January 2020, Mr. Arnott was a Managing Director from August 2016 to December 2019. Prior to joining Burford, Mr. Arnott was a barrister at Sixth Floor Selborne and Wentworth Chambers in Sydney, Australia. Previously, he was a Partner and Head of Competition/Antitrust Law in London at the international law firm Fried Frank. During his time at Fried Frank, Mr. Arnott oversaw many significant transactions, serving as counsel to the pharmaceuticals company Merck in its acquisition of Schering-Plough and as European Counsel to Delta & Pine Land in its acquisition by The Monsanto Company. Before his time at Fried Frank, Mr. Arnott worked at Cravath, Swaine & Moore in New York, Gilbert + Tobin in Sydney and Ashurst in London. Mr. Arnott earned his BCL and DPhil from the University of Oxford, where he is an alumnus of Balliol College and a Rhodes Scholar. He graduated from the University of Queensland with First Class Honours in both his Law and Arts degrees, with the University Medals in both. He clerked for the Honorable W. Pincus of the Federal Court of Australia.

Mark Klein, General Counsel and Chief Administrative Officer
Mr. Klein is the General Counsel and Chief Administrative Officer, overseeing Burford’s global legal and regulatory functions, and he also serves as a member of Burford’s Management Committee. Prior to joining Burford in September 2017, Mr. Klein spent 13 years at UBS in a wide range of corporate roles, including as Managing Director and General Counsel of its infrastructure and private equity funds and funds of funds business. Most recently, he was General Counsel and Chief Compliance Officer at Marketfield Asset Management, a US-registered investment adviser, from January 2014 to September 2017. Mr. Klein was previously also General Counsel and Chief Compliance Officer at NewGlobe Capital, a registered investment adviser. He began his career at Weil, Gotshal & Manges. Mr. Klein earned his JD from New York University School of Law and his BA from the Yeshiva University.

Travis Lenkner, Chief Development Officer
Mr. Lenkner is the Chief Development Officer, with responsibility for identifying and executing strategic initiatives that drive growth and align with Burford’s long-term objectives, and he also serves as a member of Burford’s Management Committee. For more than a decade, he has been a global leader in the legal finance market. Prior to joining Burford in September 2024, Mr. Lenkner was the founder and Chief Executive Officer of Larkspur Partners LLC, a legal finance and advisory firm, from June 2022 through August 2024. Prior to that, from January 2018 through May 2022, Mr. Lenkner co-founded and was a Managing Partner of Keller Lenkner LLC, one of the premier complex-litigation and mass-action law firms in the United States, and he also co-founded and was a Director of the firm’s European counterpart. In 2013, he entered the nascent field of legal finance as a launch partner in Gerchen Keller Capital, which Burford acquired in 2016. Before starting his own enterprises, Mr. Lenkner was Senior Counsel at The Boeing Company and an attorney in the New York and Washington, D.C. offices of Gibson, Dunn & Crutcher. He earned his JD from the University of Kansas School of Law and his BS from Kansas State University. Mr. Lenkner was a law clerk for Justice Anthony M. Kennedy at the Supreme Court of the United States and for then-Judge Brett M. Kavanaugh at the US Court of Appeals for the DC Circuit.

Jordan Licht, Chief Financial Officer
Mr. Licht is the Chief Financial Officer, overseeing Burford’s funding, capital management, financial reporting and investor relations as well as human resources, technology, facilities and back office operations, and he also serves as a member of Burford’s Management Committee and as an ex officio member of Burford’s Commitments Committee. Prior to joining Burford in September 2022, Mr. Licht was most recently the Chief Operating Officer of both Caliber Home Loans and Newrez Lending, two multi-billion-dollar mortgage businesses that combined under the Rithm banner (NYSE: RITM). Prior to the combination, Mr. Licht held a series of finance and operating roles at Caliber Home Loans, including as Deputy Chief Financial Officer. Previously, he spent a decade at Morgan Stanley in financial services investment banking. Before his investment banking career, Mr. Licht spent six years as a management consultant at Diamond Consulting (now PricewaterhouseCoopers). He currently serves as a member of the board of directors of United Texas Bank. Mr. Licht earned his MBA from Columbia Business School and his BA from the University of Pennsylvania.

Jonathan Molot, Co-Founder and Chief Investment Officer
Mr. Molot is the co-founder and the Chief Investment Officer, overseeing Burford’s investment portfolio, and he also serves as a member of Burford’s Management Committee and as the Chair of Burford’s Commitments Committee. Prior to co-founding Burford in October 2009, Mr. Molot founded Litigation Risk Solutions, a business that assisted hedge funds, private equity funds, investment banks, insurance companies and insurance brokers to develop litigation risk transfers where lawsuits threaten to interfere with M&A and private equity deals. In addition to his role at Burford, Mr. Molot is a Professor of Law at Georgetown University. Mr. Molot has also taught courses on litigation risk management and finance at Harvard Law School, Georgetown University Law Center and George Washington University Law School. Mr. Molot served as counsel to the economic policy team on the Obama-Biden Presidential Transition Team and as senior advisor in the Department of the Treasury at the start of the Obama Administration. He practiced law at Cleary Gottlieb in New York and at Kellogg Hansen in Washington, D.C. Mr. Molot earned his BA magna cum laude from Yale College and his JD magna cum laude from Harvard Law School, where he was Articles Co-Chair of the Harvard Law Review and won the Sears Prize, awarded to the two top-performing students in a class of over 500. Mr. Molot was a law clerk for Justice Stephen G. Breyer at the Supreme Court of the United States.

Elizabeth O’Connell, CFA, Chief Strategy Officer
Ms. O’Connell is one of Burford’s founders and the Chief Strategy Officer, with responsibility for quantitative and data analytics activities and for the management oversight of a number of Burford’s business functions, and she also serves as a member of Burford’s Management Committee and Commitments Committee. Ms. O’Connell assumed the role of the Chief Strategy Officer in August 2019, having previously served as the Chief Financial Officer from December 2017 through August 2019 and as a Managing Director through December 2017. Prior to founding Burford, Ms. O’Connell was a Managing Director and Chief Financial Officer of Glenavy Capital, an international investment firm. Ms. O’Connell was also the Chief Financial Officer of Churchill Ventures Limited, a technology and media company listed on NYSE American (formerly known as the American Stock Exchange). Earlier in her career, Ms. O’Connell was a senior Equity Syndicate Director at Credit Suisse. Before that, she spent the bulk of her investment banking career at Salomon Brothers (later Citigroup). She began her finance career in foreign exchange sales at Bank of America. Ms. O’Connell is a Chartered Financial Analyst and earned her MBA in finance from the University of Western Ontario Richard Ivey School of Business and her BA from the University of Western Ontario. Ms. O’Connell has been married to Mr. Christopher Bogart, Burford’s Chief Executive Officer, since 1992.

David Perla, Vice Chair
Mr. Perla is the Vice Chair, with responsibility for marketing, public policy, industry affairs and public relations, and he also serves as a member of Burford’s Management Committee. Ms. Perla assumed the role of the Vice Chair in September 2024, having previously served as the Co-Chief Operating Officer, with responsibility for origination, underwriting, marketing, policy and asset recovery activities, from January 2020 through August 2024 and as a Managing Director from May 2018 through December 2019. Prior to joining Burford, Mr. Perla served as President of Bloomberg BNA Legal Division / Bloomberg Law, where he oversaw Bloomberg BNA’s legal and related products, including its flagship Bloomberg Law enterprise legal news, information and tools platform. Previously, Mr. Perla co-founded and was co-Chief Executive Officer and a director of Pangea3, the top-ranked global legal process outsourcing provider. Pangea3 was acquired by Thomson Reuters in 2010 and grew to over 1,000 employees globally under Mr. Perla’s leadership. Before launching Pangea3, he was Vice President of Business & Legal Affairs for Monster.com. Mr. Perla began his career in the New York office of Katten Muchin. Mr. Perla earned both his BA and JD degrees from the University of Pennsylvania.

Aviva Will, President
Ms. Will is the President, with responsibility for growing Burford’s legal finance business globally with particular focus on high value business and complex financing arrangements, and she also serves as a member of Burford’s Management Committee and Commitments Committee. Ms. Will assumed the role of the President in September 2024, having previously served as the Co-Chief Operating Officer, with responsibility for origination and underwriting of Burford’s legal finance assets and overseeing and managing operations firmwide, from January 2020 through August 2024, as a Senior Managing Director from January 2018 through December 2019 and as a Managing Director from February 2010 through December 2017. Prior to joining Burford, Ms. Will was a senior litigation manager and Assistant General Counsel at Time Warner Inc., where she managed a portfolio of significant antitrust, intellectual property and complex commercial litigation. She was also the company’s leading antitrust and regulatory counsel, advising senior management on antitrust risk and overseeing all government antitrust investigations and merger clearances worldwide. Prior to joining Time Warner Inc., Ms. Will was a senior litigator at Cravath, Swaine & Moore. Ms. Will earned her JD cum laude from Fordham University School of Law and her BA from Columbia University. She clerked for the Honorable Stewart G. Pollock on the New Jersey Supreme Court.

EXECUTIVE COMPENSATION
Compensation discussion and analysis
Overview
This “—Compensation discussion and analysis” section provides an overview of the Company’s compensation philosophy and processes, compensation structure and elements, compensation decisions and the factors that the Company considered in making those compensation decisions for the Named Executive Officers (as defined below) with respect to the fiscal year ended December 31, 2024 (the “2024 fiscal year”).
For purposes of this “—Compensation discussion and analysis” section, the Company’s named executive officers (collectively, the “Named Executive Officers” or “NEOs”) for the 2024 fiscal year as of December 31, 2024 consisted of:
•Christopher Bogart, who is the Company’s co-founder and currently serves as the Company’s Chief Executive Officer
•Jonathan Molot, who is the Company’s co-founder and currently serves as the Company’s Chief Investment Officer
•Jordan Licht, who currently serves as the Company’s Chief Financial Officer
•Aviva Will, who currently serves as the Company’s President
•Elizabeth O’Connell, who currently serves as the Company’s Chief Strategy Officer
2024 fiscal year performance highlights
The Company’s performance during the 2024 fiscal year, set out in detail in the 2024 Annual Report and accompanying proxy materials, was splendid. The highlights of the Company’s overall performance in the 2024 fiscal year included:
•Consolidated net income of $230 million and total segments (Burford-only)2 net income of $146 million
•Consolidated realizations of $907 million and Adjusted Burford-only realizations of $641 million
•Consolidated net realized gains of $440 million and total segments (Burford-only) net realized gains of $327 million
•Consolidated proceeds from capital provision assets of $991 million and Burford-only proceeds from capital provision assets of $648 million
The Company also achieved several non-financial milestones, including a successful further debt offering at tighter spreads than it was able previously to achieve, the migration to being a full US domestic issuer, its addition to the Russell 3000® and 2000® Indexes and substantial continued technological development of its proprietary data infrastructure.
Compensation philosophy
The Company’s compensation structure is designed to attract and retain qualified employees as well as to incentivize and reward employee performance. In addition, for the executive officers (including the Named Executive Officers), compensation is intended to align the interests of the executive officers with the long-term interests of the Company and its shareholders as well as reflect the overall performance of the Company’s business and portfolio. As such, the
2 Burford-only and adjusted Burford-only financial measures are non-GAAP financial measures. See Schedule I for cautionary statement and reconciliations of non-GAAP financial measures to consolidated financial information presented in accordance with US GAAP.

Company’s compensation philosophy emphasizes the linkage between compensation and the long-term performance of the Company. Accordingly, the Company provides all employees (including the Named Executive Officers) with service- and, if applicable, performance-based restricted share unit awards under the Burford Capital 2016 Long Term Incentive Plan (the “LTIP”) or any successor plan thereto. In addition, the Company provides each of its “officers” (within the meaning of Section 16(a) of the Exchange Act) and other eligible employees, as determined in the sole discretion of the Compensation Committee based on the recommendation of the Company’s management committee comprised of members of senior management of the Company (the “Management Committee”), with an opportunity to participate in the Company’s phantom “carry pools” arrangement (the “Phantom Carry Pools Arrangement”) and the NQDC Plan.
A key element of the Company’s compensation approach is that the Company does not pay compensation based on unrealized gains in the fair value of its assets. While the Company is required under the applicable accounting rules to determine the fair value of its assets, the Company recognizes that its assets are subject to binary risk of loss and, consequently, the Company focuses its compensation programs on cash generation from concluded matters and not intermediate non-cash changes in the fair value of its assets. As a result, annual variations in compensation levels are more likely to correlate to cash realizations and less likely to correlate to the Company’s performance as presented in its consolidated financial statements in accordance with generally accepted accounting principles in the United States (“US GAAP”).
The Company faces several unique dynamics in addressing its compensation structure and quantum. First, the Company’s senior employees come predominantly from the upper echelons of the legal industry, which provides high levels of current cash compensation with few or none of the longer-term compensation incentives common among US domestic public companies. To attract and retain high-quality legal talent requires the Company’s compensation structure to reflect the reality of the marketplace applicable to the talent it sources.
Second, the current cash compensation expectations of professionals from the legal and financial industries primarily rely on generating revenues from fees on a current basis, but the Company’s financial performance in any individual period can be volatile given that the Company’s assets can produce attractive returns over time but frequently are of both long and uncertain duration to generate those returns. The Company’s compensation structure needs to manage this tension in a fashion that permits the Company to attract and retain the employees critical to its success.
The combined impact of these first two points means that the Company needs to pay higher levels of current cash compensation than may be typical in finance businesses in order to attract and retain the lawyers on whom the business depends, and while it endeavors to link compensation to performance as much as possible, there are limits to its ability to do so without putting its talent at risk.
The Company also follows a law firm-style lockstep compensation approach for the Chief Financial Officer, the President, the Deputy Chief Investment Officer, the Chief Strategy Officer and the Chief Development Officer, in that the compensation paid to these five executive officers is the same, although set each year based on the Company’s performance, as opposed to varying individually (although their respective carried interest payouts may vary depending on tenure and vintage). The Company believes this approach to compensation incentivizes teamwork and collaboration and minimizes internal competition at a senior level, which is in the best interests of the business and provides a foundation for sound investment decision-making and stewardship of capital in this high-risk asset class.
Third, the Company was originally founded as an investment fund publicly listed in the United Kingdom and managed by a privately held investment manager owned by Messrs. Bogart and Molot. A subsequent corporate reorganization occurred that resulted in Messrs. Bogart and Molot selling the investment manager to the Company and foregoing management and performance fees from the investment manager. An integral part of that corporate reorganization transaction—which occurred in 2012, long before the Company was publicly listed in the United States—was the largely formulaic structure and terms of the ongoing compensation packages for Messrs. Bogart and Molot as founders, which continue to bind the Company. Thus, given Messrs. Bogart’s and Molot’s roles as co-founders of the Company and the allocation of responsibilities between the Chief Executive Officer and the Chief Investment Officer, the Company has always paid them identical compensation based on similar principles to determine their compensation packages (with the only differences in their reported annual compensation arising as a result of timing of their respective deferral elections under the NQDC Plan). Although not typical for US domestic public companies, the Company believes this compensation structure reflects Messrs. Bogart’s and Molot’s importance as co-founders in setting and achieving its strategic business objectives and is a long-standing contractual obligation that the Company is unable to vary unilaterally.
The Company’s basic compensation principles include, among others:
•Paying market levels of total cash compensation for individual functions that are tied to the Company’s overall performance and the performance of its portfolio
•Enabling long-term employees to build equity in the Company over time by providing each employee an award of the Company’s ordinary shares to align their overall compensation with the Company’s long-term performance and growth
•Weighting a more significant proportion of senior- and executive-level employee compensation toward performance-based compensation
•Weighting compensation increasingly toward the ultimate profitability of the Company’s legal finance assets instead of primarily toward the origination of such legal finance assets
Compensation governance best practices
The Company maintains several compensation governance best practices that are aligned with its overall compensation philosophy and principles as well as reflect the input that the Company has received from its shareholders. The chart below sets forth certain of the Company’s compensation governance best practices applicable to executive officers (including the Named Executive Officers).

What We Do	What We Do Not Do
✓ Balanced pay mix of long- and short-term compensation
✓ Alignment of executive compensation with the Company’s long-term business and share price performance
✓ Approximately 50% of long-term incentive awards granted to the Named Executive Officers under the LTIP historically and in the 2024 fiscal year were subject to performance-based vesting conditions
✓ Robust share ownership guidelines for executive officers and directors
✓ Restrictions on trading the Company’s ordinary shares during certain periods
✓ Robust clawback policies allowing recoupment of incentive-based compensation paid to executive officers
✓ Annual review of the Company’s compensation program to ensure it does not encourage excessive risk taking

✗No excessive severance multiples
✗No single-trigger vesting of long-term incentive awards based on change in control
✗No Section 280G gross ups
✗No ordinary dividends paid on unvested RSU and/or PSU awards (each, as defined below)
✗No excessive perquisites or benefits
✗No automatic base salary increases
✗No defined benefit pension plans
✗No hedging, pledging or short-sale transactions in the Company’s ordinary shares

What We Do	What We Do Not Do
✓ Retain an independent compensation consultant reporting directly to the Compensation Committee ✓ Annual review of the Compensation Committee’s charter
Determining compensation
Compensation Committee
The Compensation Committee reviews the Company’s executive compensation program annually to confirm that the overall structure and individual elements of the Company’s executive compensation program remain both aligned with the Company’s compensation philosophy and conducive to the achievement of its objectives. Following this review, the Compensation Committee makes any necessary or appropriate modifications and enhancements to the Company’s executive compensation program in general and specifically as to each of the Named Executive Officers within the context of the Company’s compensation philosophy.
The Compensation Committee’s decisions regarding the compensation of the Named Executive Officers are generally guided by the factors set forth below. The Compensation Committee does not weigh these factors in any predetermined manner and no single factor is determinative in selecting compensation elements and establishing compensation levels. Rather, the Compensation Committee uses these factors as a framework together with the Company’s compensation philosophy to guide its compensation decisions for executive officers (including the Named Executive Officers). The factors that the Compensation Committee considers in selecting compensation elements and establishing compensation levels include, among others:
•The objectives of the Company’s executive compensation program (including risk management)
•The Company’s performance against the financial, operational and strategic goals established by the Compensation Committee and the Board of Directors
•The performance of the Named Executive Officers based on an assessment of their contributions to the Company’s overall performance as well as expected future contributions to the Company’s long-term financial, operational and strategic goals
•The Named Executive Officers’ roles and responsibilities, qualifications, knowledge, skills, experience and tenure
•The Company’s performance and compensation practices relative to other employers who are competitors for talent or influencers as to compensation
•Macroeconomic and market conditions
Compensation Consultant
The Compensation Committee recognizes the value of objective expertise and counsel that can be provided by an independent compensation consultant. The Compensation Committee has retained an independent compensation consultant, Semler Brossy Consulting Group, LLC (the “Compensation Consultant”), for the 2024 fiscal year in connection with the Company’s transition to US domestic issuer status. The Compensation Consultant reports directly to the Compensation Committee, which maintains the sole authority to retain, terminate and obtain the advice of the Compensation Consultant at the Company’s expense. The Compensation Consultant’s role and responsibilities may periodically include:
•Advising the Compensation Committee on external market data, trends and issues in executive compensation

•Assessing the Company’s executive compensation philosophy, objectives and overall structure and elements and assisting the Compensation Committee in developing best practices in executive compensation
•Reviewing the Company’s compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company
•Developing and maintaining a peer group of companies for compensation comparison purposes
•Advising the Compensation Committee with respect to considerations and market practices for the annual incentive bonus program and long-term equity program design
•Reviewing materials provided to the Compensation Committee for discussion and approval
•Participating in meetings of the Compensation Committee, including portions of the meetings without management present, and providing consultation to the Chair of the Compensation Committee with respect to the topics reviewed during the meetings
•Reviewing compensation levels and pay mix for each of the executive officers (including the Named Executive Officers) and assessing and recommending changes for executive officers’ (including the Named Executive Officers’) base salaries, as well as their annual incentive bonus targets and long-term equity compensation levels
While the Compensation Committee considers the review and recommendations of the Compensation Consultant when making decisions for the executive compensation program, the Compensation Committee ultimately makes independent decisions in determining the compensation of the executive officers, including the Named Executive Officers.
For the 2024 fiscal year, the Compensation Committee assessed the independence of the Compensation Consultant pursuant to the applicable rules and regulations of the SEC and the listing standards of the NYSE. In doing so, the Compensation Committee considered each such requirement with respect to the Compensation Consultant’s independence. The Compensation Committee also considered the nature and amount of work performed for the Compensation Committee and the fees paid for those services in relation to the Company’s total revenues. The Compensation Consultant did not perform any other services for the Company or its management that could jeopardize its independent status. In addition, the Compensation Consultant has safeguards in place to maintain independence in its executive compensation consulting practice. Based on the Compensation Committee’s consideration of the foregoing and other relevant factors pursuant to the applicable rules and regulations of the SEC and the listing standards of the NYSE, it concluded that the Compensation Consultant was independent and that there were no conflicts of interest in connection with its work as compensation consultant for the Compensation Committee.
Peer group
The Company believes that it does not have a direct peer group of public companies given the unique nature of its business. Rather, because the vast majority of the Company’s client-facing team has come from law firms and remains more closely associated with the legal industry than the corporate finance and investment industries, the Company continuously monitors the legal industry with respect to law firms’ profits per partner and law firm associate and in-house legal compensation levels to assess the expectations of incoming employees with legal industry backgrounds. Furthermore, when determining the compensation design, elements and pay mix for the Company’s Chief Executive Officer and Chief Investment Officer, the Company considers profits per partner at major US law firms as well as compensation of general counsel at major US corporations. Based on data for 2023 published as part of the AmLaw 100 rankings, among the top 25 law firms as ranked by profits per equity partner, the average and the median compensation were $5.4 million and, among the top ten AmLaw 100 law firms as ranked by profits per equity partner, the average and the median compensation were $6.8 million and $6.5 million, respectively. Based on reported compensation data for 2022 for Fortune 1000 companies, the average and the median compensation for the top 100 general counsel as ranked by total compensation were $9.1 million and $7.0 million, respectively.
Despite the absence of a direct peer group of public companies, the Company nevertheless recognizes the importance of comparing the Company’s executive compensation design, elements and pay mix to those of other public companies to ensure that they are competitive and appropriately aligned with market practice. As such, the Compensation Committee reviews a group of companies that it considers the Company’s peer group for purposes of evaluating the overall performance of the Company and the performance of the Named Executive Officers even though the Company competes with the named peers neither for employees nor in business. The Compensation Committee also considers any peer groups developed by proxy advisory firms and specific industry surveys as additional reference points. Compensation decisions are not based solely on consideration of the peer group. Rather, the peer group serves as one point of reference among others to aid in understanding the competitive market for employees, including the Named Executive Officers, given the unique nature of the Company’s business. In addition, when determining the compensation design, elements and pay mix for the Named Executive Officers, the Company considers profits per partner at major US law firms as well as compensation of general counsel at major US corporations.
With the assistance of the Compensation Consultant, the Compensation Committee approved the Company’s peer group in 2024 for purposes of setting executive officer compensation for the 2025 fiscal year.

Peer group
•Affiliated Managers Group, Inc.	•Moelis & Company
•Artisan Partners Asset Management Inc.	•PennyMac Financial Services, Inc.
•Blue Owl Capital Inc.	•PJT Partners Inc.
•Esquire Financial Holdings, Inc.	•SoFi Technologies, Inc.
•Houlihan Lokey, Inc.	•The Carlyle Group Inc.
•Janus Henderson Group plc	•TPG Inc.
•LegalZoom.com, Inc.	•Walker & Dunlop, Inc.

Comparable companies met the criteria of being generally headquartered in the United States and of being alternative or traditional asset managers, boutique investment banks, specialty finance firms and/or companies focused on the business of law. With the assistance of the Compensation Consultant, the Compensation Committee expects to review the Company’s peer group at least annually and adjust its composition as appropriate to reflect changes in the Company’s business and in the peer group companies and any other relevant factors.
Pay mix
The pay mix for the executive officers (including the Named Executive Officers) is intended to align executive compensation with the overall performance of the Company and its portfolio and emphasize long-term versus short-term compensation, with all compensation (other than base salary) being variable and subject to the Company’s performance. For the 2024 fiscal year, approximately 75% of the total compensation for the Chief Executive Officer was variable and long-term and approximately 54% of the total compensation of the other Named Executive Officers, on average, was variable and long-term.
Compensation structure and elements
During the 2024 fiscal year, the principal elements of the compensation for the Named Executive Officers comprised their respective base salary, annual incentive bonus and long-term incentive compensation. In addition, the Named Executive Officers were eligible to receive carried interest allocations under the Phantom Carry Pools Arrangement and certain retirement benefits and perquisites as additional elements of their respective compensation.

Base salary
The Company pays each of the Named Executive Officers an annual base salary to provide a predictable level of income competitive for each of their respective roles and to enable the Company to attract and retain skilled executive talent. In general, the Company pays the Named Executive Officers fixed base salaries reflecting their respective positions and experience levels that neither vary due to individual performance nor are subject to automatic increases.
The base salary for each of the Named Executive Officers was set in accordance with the terms of his or her respective employment arrangements and may be adjusted from time to time in accordance with such employment arrangements as determined by the Compensation Committee in connection with its annual compensation review. See “—Individual arrangements with Named Executive Officers” for additional information with respect to employment arrangements with the Named Executive Officers.
Prior to the 2024 fiscal year, the Company had not increased the base salary for the Named Executive Officers since 2020. Following a review of executive compensation, the Company decided it was appropriate in light of the global economic environment, the Company’s growth and performance and the competitive market to increase base salary levels. The base salaries of Messrs. Bogart and Molot each increased to $1,400,000 for the 2024 fiscal year effective as of January 1, 2024 pursuant to the terms of the Bogart and Molot Employment Agreements, and the base salaries of Mr. Licht and Ms. O’Connell each increased to $600,000 for the 2024 fiscal year effective as of March 1, 2024 based on the determination made by the Compensation Committee. Ms. Will’s base salary for the 2024 fiscal year was already, and thus remained, at $600,000.
In assessing and determining the base salary increases for each of Messrs. Bogart and Molot, the Compensation Committee considered historical practices related to their base salaries and other compensation. Among those considerations were that both Messrs. Bogart and Molot had been employees of the Company since 2012 when the Company acquired a privately held investment manager owned by Messrs. Bogart and Molot. In connection with that acquisition, Messrs. Bogart’s and Molot’s compensation arrangements were negotiated and established contractually and, from 2012 through 2018, each of Messrs. Bogart and Molot was paid varying base salary amounts (ranging from $1,500,000 to $1,900,000). In addition, the Company was contractually obliged to contribute an additional $100,000 annually towards a supplemental retirement plan for each of Messrs. Bogart and Molot.
In 2019, each of Messrs. Bogart and Molot voluntarily reduced his base salary to $950,000 in recognition of the Company’s share performance decline and voluntarily forewent further contributions to the supplemental retirement plan. Messrs. Bogart and Molot agreed in subsequent years to continue the base salary reductions and foregone contributions given the economic effects of the global Covid-19 pandemic on the Company’s business. When the Bogart and Molot Employment Agreements were negotiated in late 2023, the Company’s performance and share price had largely rebounded under Messrs. Bogart’s and Molot’s stewardship and leadership. Therefore, the base salary increases set forth in the Bogart and Molot Employment Agreements were considered appropriate. While the base salary increases reflect an increase from the fiscal years 2022 and 2023, these base salary amounts are still substantially below historic levels prior to being voluntarily reduced in 2019 as described above. The Bogart and Molot Employment Agreements did not reinstate contributions to the supplemental retirement plan, which was subsequently terminated and balances merged into the NQDC Plan.
Annual incentive bonus
Messrs. Bogart’s and Molot’s annual incentive bonuses
In connection with its anticipated transition to US domestic issuer status, the Company entered into the Bogart and Molot Employment Agreements. In considering the Bogart and Molot Employment Agreements, the Company sought to keep Messrs. Bogart’s and Molot’s overall compensation substantially in line with their historical compensation, while providing for a compensation structure more closely aligned with US market practices and, for annual incentive bonus opportunities, the Company’s practices in respect of its other Named Executive Officers. As such, beginning in the 2024 fiscal year, each of Messrs. Bogart and Molot transitioned from receiving a formulaic annual incentive bonus equal to

1.75% of the Company’s consolidated total revenues (less fair value gains) under the Prior Bogart and Molot Employment Agreements to an annual incentive bonus with a target bonus opportunity equal to 200% of the annual base salary. In addition, the Compensation Committee historically has determined to pay up to 50% of Messrs. Bogart’s and Molot’s annual incentive bonus amounts as a long-term incentive, 50% as restricted share units (“RSUs”) and 50% as performance-based RSUs (“PSUs”) granted under the LTIP, which all remain subject to continued vesting and performance conditions, as applicable, are capped at target achievement of performance goals for PSUs and serve to more closely align compensation with the Company’s performance while promoting retention. See “—Individual arrangements with Named Executive Officers—Bogart and Molot Employment Agreements” and “—Annual incentive bonus compensation decisions for 2024 fiscal year—Messrs. Bogart’s and Molot’s annual incentive bonus compensation decisions” for additional information with respect to the annual incentive bonus payable to Messrs. Bogart and Molot.
Each of Messrs. Bogart and Molot may earn his annual incentive bonus based on achievement of performance goals considered by the Compensation Committee through a holistic review of the Company’s and individual performance for the fiscal year. The holistic review of the Company’s performance for the fiscal year allows the Compensation Committee flexibility to appropriately account for the unique nature of the Company’s business and create stronger linkage between annual incentive bonus amounts paid and the Company’s performance for the fiscal year (including, among other considerations, shareholder returns and share price performance).
Other Named Executive Officers’ annual incentive bonuses
As part of their respective compensation package, each of the other Named Executive Officers is eligible to receive an annual incentive bonus.
As part of its assessment to determine the annual incentive bonus amounts for the other Named Executive Officers, the Compensation Committee considers the Company’s performance, including the factors described under “—Determining compensation”, and the Named Executive Officers’ performance. For the Named Executive Officers other than Messrs. Bogart and Molot, the Compensation Committee is assisted by Mr. Bogart, who evaluates and summarizes executive performance and makes recommendations to the Compensation Committee with respect to the annual incentive bonus amounts after consultation with Mr. Molot.
As a matter of policy, the Company does not provide a guaranteed annual incentive bonus to any of the other Named Executive Officers, does not establish specific performance metric targets upon which the annual incentive bonus would become payable and generally pays the same annual incentive bonus to each of the other Named Executive Officers (although, in the case of Mr. Licht, it took two years to equalize his compensation with that of his peers). See “—Individual arrangements with Named Executive Officers” and “—Annual incentive bonus compensation decisions for 2024 fiscal year—Other Named Executive Officers’ annual incentive bonus compensation decisions” for additional information with respect to the annual incentive bonus payable to Mr. Licht and Mmes. Will and O’Connell.
Annual incentive bonus compensation decisions for 2024 fiscal year
The annual incentive bonus amounts are determined based on the Compensation Committee’s holistic review of the Company’s overall performance, and the individual’s role in and contribution to such performance, during the relevant fiscal year and are reflected in the “Non-equity incentive plan compensation” column of the “—Summary compensation table” for the 2024 fiscal year.
The highlights of the Company’s overall performance in the 2024 fiscal year under the leadership of the Named Executive Officers included:
•Target realizations on new commitments were up significantly in the 2024 fiscal year as compared to the 2023 fiscal year, representing the highest level since the Company has started tracking it
•Portfolio generated more than $3.6 billion of consolidated realizations and $3.3 billion of Burford-only realizations since inception through December 31, 2024

•ROIC of 108% on Principal Finance segment realizations in the 2024 fiscal year, considerably higher than the Company’s historical average of 87% and substantially above 60% in the 2023 fiscal year
•Managing the transition to US domestic issuer reporting status
•Issuing incremental US debt and obtaining positive ratings momentum from the rating agencies
•Overseeing the global enforcement campaign in connection with the $16 billion judgment on the YPF-related assets
Messrs. Bogart’s and Molot’s annual incentive bonus compensation decisions
For the 2024 fiscal year, the Company paid each of Messrs. Bogart and Molot an annual incentive bonus of $1.5 million pursuant to the Bogart and Molot Employment Agreements. See “—Summary compensation table” for additional information with respect to the annual incentive bonus amounts paid to Messrs. Bogart and Molot for the 2024 fiscal year. The annual incentive bonus of $1.5 million for each of Messrs. Bogart and Molot for the 2024 fiscal year paid pursuant to the Bogart and Molot Employment Agreements—in a year of excellent performance—resulted in total compensation for each of Messrs. Bogart and Molot generally consistent with the compensation level for the 2023 fiscal year. See “—Messrs. Bogart’s and Molot’s annual incentive bonuses” for additional information about the Company’s intention with respect to the levels of these annual incentive bonuses for Messrs. Bogart and Molot.
Other Named Executive Officers’ annual incentive bonus compensation decisions
For the 2024 fiscal year, the Company paid an annual incentive bonus of $1.5 million to each of Mr. Licht and Mmes. Will and O’Connell, in each case, as determined and approved by the Compensation Committee. See “—Summary compensation table” for additional information with respect to the annual incentive bonus amounts paid to each of Mr. Licht and Mmes. Will and O’Connell for the 2024 fiscal year.
In determining and approving the annual incentive bonus amounts for the 2024 fiscal year for each of Mr. Licht and Mmes. Will and O’Connell, the Compensation Committee considered in January 2025, in addition to the Company’s overall performance as set forth above, each of Mr. Licht’s and Mmes. Will’s and O’Connell’s individual performance and performance as a team as described below.
Jordan Licht
•Steered the Company’s accounting, finance and treasury functions through the transition to the US domestic issuer reporting status and engagement of KPMG as the Company’s independent registered public accounting firm
•Actively managed the Company’s balance sheet to support its strategic objectives and growth initiatives and maintained appropriate capital and liquidity, including issuance of additional $275.0 million aggregate principal amount of 9.250% Senior Notes due 2031 (which represented an increase of $75.0 million from the initially announced offering size and a yield to worst of 8.251%) and incremental purchases of 6.125% Bonds due 2025
•Continued to support various development, integration and improvement initiatives across the Company’s operations, including software development and coding, with the focus on efficiency and accountability, project management, problem solving and user friendliness
•Assumed oversight of the Company’s human resources and executive compensation functions
•Continued to build trust and communication with internal and external stakeholders, including engaging extensively with the Company’s shareholders and investors across the globe, interacting in-depth with the Board of Directors and its committees and serving as a visible and active representative of the Management Committee for the Company’s employees

Aviva Will
•Transitioned successfully to the role of President to provide, in collaboration with the Company’s Chief Executive Officer and other members of the Management Committee, new strategic vision and business development opportunities for the Company, adding gravitas and experience to the Company’s business development efforts and client relationships
•Spearheaded and redoubled efforts to focus on case management and resolution, resulting in record annual realizations and cash generation levels in the 2024 fiscal year and continued progress in clearing the Covid-19 pandemic-driven backlogs
•In addition to her new role as the Company’s President, continued to support various underwriting teams in developing strategic and business development goals, executing against those goals and tracking progress with identifiable targets and milestones and to provide oversight and her business experience and acumen to various underwriting teams in connection with complex transactions
•Successfully negotiated a complex multi-jurisdictional settlement that generated more than $100 million in realizations for the Company
Elizabeth O’Connell
•Oversaw all of the Company’s quantitative and data analytics activities, including an innovative development project to further harness the decision-making benefits of the Company’s proprietary data
•In collaboration with the Company’s information technology function, supported various improvement initiatives designed to improve the Company’s use and management of data by automating processes and optimizing data integrity
•In collaboration with other members of the Management Committee, formulated a strategic plan for the development of the Company’s non-US business and assumed an active role in implementing this strategic plan and managing the Company’s non-US business
•Began to oversee and expanded the Company’s credit and financial analysis function
Long-term incentive compensation
Overview
The long-term incentive compensation program for executive officers (including the Named Executive Officers) is an equity-based plan designed to reward such officers for the inherent value and price appreciation of the Company’s ordinary shares and relative outperformance by the Company in comparison to its peers over the long term. Furthermore, it is designed to motivate and reward executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to the Company’s shareholders as well as to enable the Company to attract and retain skilled executive talent. The long-term incentive compensation is used to create a strong linkage between compensation and the long-term performance of the Company. The long-term incentive compensation granted to the Named Executive Officers consists of a mix of 50% RSUs and 50% PSUs that are awarded under the LTIP (or any successor plan thereto), and generally vest on the third anniversary of the grant date under the LTIP, subject to continued employment through the vesting date (and, for PSUs, subject to the determination by the Compensation Committee of the achievement of the applicable performance conditions). For PSUs, the Company’s practice is to provide awards with maximum vesting of 100% of the target amount of the Company’s ordinary shares granted. Messrs. Bogart and Molot do not receive separate grants of long-term incentive awards in addition to the RSUs and PSUs such executives have historically received in lieu of cash representing a portion of such executive’s annual incentive bonus, as described in “—Annual incentive bonus—Messrs. Bogart’s and Molot’s annual incentive bonuses”. However, the RSUs and PSUs that Messrs. Bogart and Molot have historically received in lieu of such portion of an annual incentive bonus amount have been subject to the same vesting and performance conditions (as applicable) as the RSUs and PSUs granted to the other Named Executive Officers, as described herein.
PSUs granted to the Named Executive Officers vest based on the achievement of performance goals for the Company set forth in the applicable award agreement and the Compensation Committee considers individual contributions to the Company over the prior year for purposes of sizing such grants. With respect to PSUs granted prior to the 2024 fiscal year (the “Pre-2024 PSUs”), the Company used total shareholder return (“TSR”) and adjusted earnings per share (“Adjusted EPS”) growth as the relevant financial performance metrics to determine vesting levels, with each of TSR and Adjusted EPS weighted at 50% of the overall performance. For PSUs granted in the 2024 fiscal year with a performance period beginning in the 2024 fiscal year through the 2026 fiscal year (the “2024 PSUs”), TSR is the sole financial performance metric used to determine vesting levels. See “—Long-term incentive compensation decisions in the 2024 fiscal year—Grants of RSUs and PSUs in the 2024 fiscal year” for additional information with respect to the 2024 PSUs. In addition, satisfactory individual performance is required for the vesting of the Pre-2024 PSUs and the 2024 PSUs to occur.
•TSR—For the Pre-2024 PSUs, the Company uses TSR as a performance goal to align executive officers’ (including the Named Executive Officers’) vesting of the Pre-2024 PSUs with shareholders’ interests and price appreciation of the Company’s ordinary shares over the three-year performance period. For the Pre-2024 PSUs, the Company measures TSR as the weighted average daily TSR, calculated as the change in the daily price of the Company’s ordinary shares weighted by the number of the Company’s ordinary shares traded during such day, over the three-year performance period (including any dividends paid over such period).
•Adjusted EPS—For the Pre-2024 PSUs, the Company uses Adjusted EPS as a performance goal to align executive officers’ (including the Named Executive Officers’) compensation with building the long-term inherent value of the Company. The Company measures Adjusted EPS as the earnings per ordinary share over the three-year performance period (calculated in accordance with US GAAP), which is adjusted to remove amortization, depreciation, non-capitalized bond issuance costs, foreign exchange gains or losses and long-term incentive compensation including accruals.
As applicable, achievement of the TSR and Adjusted EPS metrics is determined based on the percentage return or growth, which ranges from 0% to 8% per annum, of each metric over the relevant performance period and is determined on a straight-line basis such that, if achievement of TSR or Adjusted EPS is below the target goal for such metric, the calculated payout earned for such PSU financial performance metric is 0%. If achievement of TSR or Adjusted EPS is above the target goal for such metric, the calculated payout earned for such PSU financial performance metric is 100%, which is the maximum calculated payout attainable for each metric. Each of TSR and Adjusted EPS is assessed independently. Performance against applicable PSU financial performance metrics is measured annually and at the end of the three-year performance period. Consequently, achievement of a vesting criterion in any year during the relevant performance period will result in vesting such year’s pro rata share, and achievement of the three-year criterion will result in vesting all three years.
Long-term incentive compensation decisions in the 2024 fiscal year
PSU performance determination for 2021-2023 performance period
The table below sets forth the threshold, target and actual percentages for the TSR and Adjusted EPS financial performance metrics and the calculated payout for Pre-2024 PSUs that vested in the 2024 fiscal year with the performance period from the 2021 fiscal year through the 2023 fiscal year.

PSU Financial Performance Metric	Threshold (0%)	Target (100%)	Actual	Weight	Weighted payout	Calculated payout
TSR	0%	26%	66%	50%	50%	50%
Adjusted EPS	0%	26%	3,335%	50%	50%	50%
Total Payout						100%

For the Pre-2024 PSUs vested in the 2024 fiscal year with the performance period from the 2021 fiscal year through the 2023 fiscal year, the Compensation Committee assessed and certified in January 2024 the achievement of the applicable financial performance metrics by the Company and individual-based performance metrics. In addition, for PSUs vested in the 2024 fiscal year with the performance period from the 2021 fiscal year through the 2023 fiscal year, the Compensation Committee determined that each of the Named Executive Officers attained satisfactory individual performance during the relevant performance period. Accordingly, PSUs vested in the 2024 fiscal year with the performance period from the 2021 fiscal year through the 2023 fiscal year vested at 100%.
Grants of RSUs and PSUs in the 2024 fiscal year
For the RSUs and PSUs granted in the 2024 fiscal year, the Compensation Committee granted to each of Mr. Licht and Mmes. Will and O’Connell an award of RSUs and PSUs with 10,274 ordinary shares underlying each award. Messrs. Bogart and Molot do not receive grants of long-term incentive compensation awards separate from or in addition to the long-term incentive compensation awards granted to them (if any) in respect of a portion of their annual incentive bonus compensation as determined by the Compensation Committee in its sole discretion for each fiscal year and matching notional RSUs (as defined below) made under the NQDC Plan. See “—Annual incentive bonus” and “—Other elements of compensation—Retirement benefits” for additional information with respect to the RSU and PSU awards and matching notional RSUs, respectively, granted to Messrs. Bogart and Molot.
For the 2024 PSUs, the Compensation Committee determined that the 2024 PSUs will be earned (if at all) based on achievement of either of the applicable relative TSR-based goals measured based on the Company’s performance either (i) over the five-year period ending on the final day of the applicable performance period (the “Rolling TSR”) or (ii) annually for each year of the three-year performance period (the “Annual TSR”). Under the Rolling TSR, the Company’s TSR will be compared to the median TSR for a comparator group of companies that represent the FTSE AllShare index as of the earliest date of the performance period (i.e., January 1, 2020), with the 2024 PSUs vesting in full if the Company’s TSR is at or above the median TSR (and would not vest if below the median TSR) for the comparator group of companies during the performance period. Under the Annual TSR, the Company’s TSR will be compared to the median TSR for a comparator group of companies that represent the FTSE 350 Financial Services index as of the earliest date of the performance period (i.e., January 1, 2024), with the 2024 PSUs vesting in full if the Company’s TSR is at or above the median TSR (and would not vest if below the median TSR) for the comparator group of companies during the performance period. Achievement will be deemed to be 0% in the event neither TSR-based goal is achieved, and achievement will be deemed to be 100% in the event target level of performance of either TSR-based goal is achieved. The Compensation Committee believes it appropriate to condition the vesting of the 2024 PSUs on the achievement of either the Rolling TSR or the Annual TSR given the absence of a direct peer group of public companies and the difficulty of evaluating the Company’s performance in one-year increments due to the duration of the Company’s legal finance assets.
Treatment of long-term incentive compensation upon termination or retirement
In the event of a termination of employment due to death or disability, outstanding long-term incentive compensation awards to employees (including the Named Executive Officers, other than Messrs. Bogart and Molot) remain outstanding and vest pro rata on the scheduled vesting date (and, for PSUs, subject to the determination by the Compensation Committee of the achievement of the applicable performance conditions). In accordance with the terms of the Company’s retirement policy (the “Retirement Policy”), in the event of a retirement, outstanding long-term incentive compensation awards to employees (including the Named Executive Officers) remain outstanding and vest in full on the scheduled vesting date (and, for PSUs, subject to the determination by the Compensation Committee of the achievement of the applicable performance conditions). Employees (including the Named Executive Officers) are eligible for such treatment under the Retirement Policy upon their years of service (subject to a minimum requirement of eight years) and age combining to equal at least 75, subject to continued compliance with pre-existing non-compete and confidentiality covenants. As of December 31, 2024, none of the Named Executive Officers is eligible for retirement under the Retirement Policy.
For each of Messrs. Bogart and Molot, subject to the terms of the LTIP, (i) in the event of a termination of employment due to death or “Disability” (as defined in the Bogart and Molot Employment Agreements), outstanding RSUs and PSUs vest in full on such termination date, with performance for outstanding PSUs determined based on actual level of achievement as of such termination date as determined by the Compensation Committee in accordance with the terms of the LTIP and (ii) in the event of a termination of employment by the Company without “Cause” or a resignation by Messrs. Bogart or Molot, as applicable, for “Good Reason” (each, as defined in the Bogart and Molot Employment Agreements), outstanding RSUs vest in full on such termination date and outstanding PSUs remain outstanding and vest based on actual level of achievement in accordance with the applicable PSU award agreement. For any other termination, except as provided in accordance with the Retirement Policy or pursuant to the terms of the LTIP, Messrs. Bogart’s and Molot’s outstanding long-term incentive compensation awards are forfeited for no consideration.
Other elements of compensation
Carried interest allocations
Phantom Carry Pools Arrangement
The Phantom Carry Pools Arrangement provides that eligible employees, as determined in the sole discretion of the Compensation Committee based on the recommendation of the Management Committee, receive a carried interest allocation that is payable in cash equal to a percentage of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from certain pools of the Company’s legal finance assets, which are selected by the Company in its sole discretion but generally include all balance sheet legal finance assets, in a given calendar year (a “carry year”). At the beginning of each calendar year, the Compensation Committee uses its discretion to determine each Named Executive Officer’s eligibility to participate in the Phantom Carry Pools Arrangement for the prior calendar year. For example, in the beginning of the 2025 fiscal year, the Compensation Committee determined the Named Executive Officers’ eligibility to participate in the Phantom Carry Pools Arrangement for the 2024 carry year. This enables the Compensation Committee to consider both the Company’s and individual’s performance during the relevant carry year in determining the Named Executive Officers’ level of participation with respect to the carried interest allocations for such carry year.
Under the Phantom Carry Pools Arrangement, an eligible Named Executive Officer receives a carried interest allocation for the applicable carry year until all legal finance assets from such carry year are fully resolved. The amount (whether an unrealized gain or loss) attributable to such legal finance assets is accrued on the Company’s consolidated financial statements until such time that the assets are resolved and cash becomes payable (if at all) to the Named Executive Officer under the Phantom Carry Pools Arrangement. Except for Messrs. Bogart and Molot, whose rights to carried interest allocation payments upon certain terminations are set forth in the Bogart and Molot Employment Agreements, each Named Executive Officer’s participation in the Phantom Carry Pools Arrangement terminates upon a termination of his or her employment for any reason (other than with respect to such Named Executive Officer’s retirement in accordance with the Retirement Policy).  See “—Individual arrangements with Named Executive Officers—Bogart and Molot Employment Agreements” for additional information with respect to carried interest allocation payments provided upon certain terminations of employment for Messrs. Bogart and Molot.
Pursuant to the Retirement Policy, the Named Executive Officers whose employment terminates in accordance with the Retirement Policy retain carried interest allocations awarded under the Phantom Carry Pools Arrangement as of his or her termination date until the carry years are fully resolved. Carried interest allocations under the Phantom Carry

Pools Arrangement for the carry year of a Named Executive Officer’s retirement are prorated based on length of his or her service during such carry year.
Payments in respect of contractual carried interest allocations
Pursuant to the terms of the Bogart and Molot Employment Agreements, each of Messrs. Bogart and Molot is entitled to receive cash payments equal to (x) 3.75% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from the capital provision assets originated during the period beginning January 1, 2015 and ended on December 31, 2023, and (y) 3.00% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from the capital provision assets originated during the term of the Bogart and Molot Employment Agreements. In addition, pursuant to the terms of the O’Connell Employment Arrangement, Ms. O’Connell is entitled to receive cash payments equal to 0.3% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from the capital provision assets originated beginning January 1, 2015.
In the event of a termination of the Bogart and Molot Employment Agreements (other than due to a termination by the Company for “Cause” or a voluntary resignation by Messrs. Bogart or Molot, as applicable, without “Good Reason” (each, as defined in the Bogart and Molot Employment Agreements)), each of Messrs. Bogart and Molot will continue to receive payments in respect of carried interest allocations until each eligible carry year is fully resolved (but not in respect of carried interest allocations relating to entirely new commitments made after the respective termination date). See “—Individual arrangements with Named Executive Officers—Bogart and Molot Employment Agreements” for additional information with respect to payments in respect of carried interest allocations for Messrs. Bogart and Molot. In the event of Ms. O’Connell’s termination of employment for any reason on or before the date on which payments in respect of carried interest allocations become payable, Ms. O’Connell will not be entitled to such payments. See “—Individual arrangements with Named Executive Officers—O’Connell Employment Arrangement” for additional information with respect to payments in respect of carried interest allocations for Ms. O’Connell.
Carried interest allocation decisions for the 2024 fiscal year
In January 2025, the Compensation Committee determined that each of the Named Executive Officers (except Messrs. Bogart and Molot, each of whom receive carried interest allocations in accordance with the Bogart and Molot Employment Agreements) was eligible to participate in the Phantom Carry Pools Arrangement for the 2024 carry year and will have a target carried interest allocation of 0.4% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis for the 2024 carry year. See footnote 4 to the “Summary compensation table” for additional information with respect to payments in respect of carried interest allocations for the Named Executive Officers for the 2024 fiscal year.
Retirement benefits
The Company offers a defined contribution 401(k) retirement plan to its US-based employees, under which employees may make pre-tax or Roth after-tax contributions to a retirement savings account and the Company makes a corresponding matching contribution. See “Summary compensation table” for additional information with respect to the matching contributions made by the Company to the defined contribution 401(k) retirement plan on behalf of the Named Executive Officers.
In addition, the Company maintains the NQDC Plan, under which a specified group of employees (including the Named Executive Officers) and non-employee directors may elect to defer payment of a portion of their compensation until future years. Participants in the NQDC Plan may elect to defer base salary, annual retainer, bonuses, cash payments under the Phantom Carry Pools Arrangement and long-term incentive compensation awards granted under the LTIP (or any successor plan thereto). The deferral period under the NQDC Plan is a minimum of three years (five years following grant in the case of RSUs and/or PSUs granted under the LTIP (or any successor plan thereto)), and deferral distributions may be elected to be received in a lump sum or in annual installments. During the deferral period, the participants may elect for their deferral account to be notionally invested in various mutual funds available under the

NQDC Plan or in the Company’s ordinary shares. In addition, the Company may in its sole discretion make a matching contribution to the participant’s cash deferral account to the extent such account is notionally invested in the Company’s ordinary shares. These matching contributions (the “matching notional RSUs”) vest 100% on the second anniversary of the first day of the open election period during which the employee’s deferred amounts are credited. See “—Nonqualified deferred compensation” for additional information with respect to the nonqualified deferred compensation for the Named Executive Officers for the 2024 fiscal year and “Resolution 16—Approval of NQDC Plan Amendment” for additional information with respect to the NQDC Plan.
The Company was previously party to a supplemental retirement agreement (each, an “SRA”) with each of Messrs. Bogart and Molot that provided for cash contributions by the Company on such individual’s behalf to a brokerage account that could then be invested in various investment options at market prices. Each of the SRAs was terminated on December 27, 2019. Under the SRAs, the Company made contributions that were fully vested at all times in an amount of $25,000 on each of January 1, April 1, July 1 and October 1 of each year for which the SRAs were in effect. Effective as of April 1, 2024, each of the SRAs was merged into the NQDC Plan and, as a result, the amounts contributed under each of the SRAs will be payable pursuant to the provisions of the NQDC Plan. See “—Nonqualified deferred compensation” for additional information with respect to the contributions under the SRAs.
Perquisites
The Company provides limited perquisites to the Named Executive Officers to enhance their financial security and productivity. In accordance with the Bogart and Molot Employment Agreements, to ensure transparency and consistency among their individual tax positions and those of the Company’s, the Company designates a major accounting or law firm to be used by Messrs. Bogart and Molot for their respective tax preparation and reimburses each of Messrs. Bogart and Molot for the cost of such tax preparation services (including reimbursement of taxes resulting from provision of such benefit), which is an arrangement that has existed since the Company’s founding and is beneficial to the Company. See footnote 4 to the “—Summary compensation table” for additional information with respect to the perquisites for the Named Executive Officers for the 2024 fiscal year.
The Compensation Committee regularly reviews the perquisites provided to the executive officers (including the Named Executive Officers) as part of its overall review of executive compensation to ensure that the offerings remain reasonable and in alignment with market practice.
Employee benefits
The Named Executive Officers are eligible to participate in the retirement, health and welfare and disability plans on the same basis as all other full-time employees.
Individual arrangements with the Named Executive Officers
Bogart and Molot Employment Agreements
Each of Messrs. Bogart and Molot is employed under identical employment agreements, each of which expires on December 31, 2028 (together, the “Bogart and Molot Employment Agreements”). Upon expiration of their respective terms, each of the Bogart and Molot Employment Agreements renews automatically for successive one-year periods if neither the Company nor Messrs. Bogart or Molot, as applicable, provides written notice of an intent to terminate the respective employment agreement.
Each of the Bogart and Molot Employment Agreements provides for identical compensation, which reflects Messrs. Bogart’s and Molot’s roles as joint founders and leaders of the Company, who report directly to the Board of Directors. Pursuant to the terms of the Bogart and Molot Employment Agreements, each of Messrs. Bogart and Molot, during the term of the Bogart and Molot Employment Agreements, will be (i) paid an annual base salary of $1,400,000, (ii) eligible to receive an annual incentive cash bonus with a target bonus opportunity equal to 200% of the annual base salary, which annual incentive bonus may be earned based on achievement of performance goals considered by the Compensation Committee through a holistic review for the fiscal year of the Company’s and the applicable individual’s performance, with up to 50% of such annual incentive bonus amount payable in the form of long-term incentive awards under the LTIP (or applicable successor plan) as determined at the sole discretion of the Compensation Committee (subject to applicable limits under the LTIP (or applicable successor plan)), (iii) entitled to receive cash payments equal to (x) 3.75% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from the capital provision assets originated during the period beginning January 1, 2015 and ended on December 31, 2023, and (y) 3.00% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from the capital provision assets originated during the term of the Bogart and Molot Employment Agreements, and (iv) eligible to participate in the Company’s employee benefit plans, programs and arrangements. If the Compensation Committee elects to pay a portion of Messrs. Bogart’s and Molot’s annual incentive bonus in the form of long-term incentive awards, then no more than 50% of such long-term incentive awards (i.e., 25% of their respective annual incentive bonus amounts) may be subject to performance conditions.
Each of the Bogart and Molot Employment Agreements also provides that, upon a termination due to death or “Disability” (as defined in the Bogart and Molot Employment Agreements), Messrs. Bogart and Molot (or their respective estates or beneficiaries, as the case may be) will be entitled to (i) full vesting of service-based RSUs, (ii) full vesting of PSUs, with performance determined based on actual level of achievement as of such termination date as determined by the Compensation Committee in accordance with the terms of the LTIP (or applicable successor plan) and (iii) continued payments in respect of the 3.75% and 3.00% carried interest allocations described above as if Messrs. Bogart or Molot, as applicable, remained an employee until each then-unresolved carry year is fully resolved (clauses (i), (ii) and (iii), collectively, the “Non-Cash Severance”). Upon a termination without “Cause” or a resignation for “Good Reason” other than during a “Change in Control Period” (each, as defined in the Bogart and Molot Employment Agreements), Messrs. Bogart and Molot will be entitled, subject to execution of a general release in favor of the Company, to (i) an amount in cash, payable in installments over a 24-month period, equal to two times the sum of Messrs. Bogart’s or Molot’s, as applicable, (x) then-current base salary and (y) average annual incentive bonus amount earned during the preceding two calendar years, including the portion of such annual incentive bonus amounts delivered in the form of RSUs and PSUs in lieu of cash (clauses (x) and (y), together, the “Cash Severance”), (ii) the Non-Cash Severance (except that PSUs remain outstanding and vest based on actual level of achievement in accordance with the applicable PSU award agreement) and (iii) ongoing technology services, including continued use of the Company’s technology devices for a three-year post-employment period. In addition, upon a termination without “Cause” or a resignation for “Good Reason” during a “Change in Control Period”, Messrs. Bogart and Molot will be entitled to (i) an amount in cash equal to three times the Cash Severance (payable in installments over 24 months), (ii) the Non-Cash Severance (except that PSUs remain outstanding and vest based on actual level of achievement in accordance with the applicable PSU award agreement) and (iii) ongoing technology services, including continued use of the Company’s technology devices for a three-year post-employment period.
Each of the Bogart and Molot Employment Agreements includes (i) 12-month (or, solely upon a resignation without “Good Reason”, 24-month) post-employment non-compete and client and employee non-solicitation covenants and (ii) a perpetual confidentiality covenant.
Prior Bogart and Molot Employment Agreements
Prior to entry into the Bogart and Molot Employment Agreements, each of Messrs. Bogart and Molot was employed under identical employment agreements, each of which expired on December 31, 2024 (together, the “Prior Bogart and Molot Employment Agreements”). Pursuant to the terms of the Prior Bogart and Molot Employment Agreements, Messrs. Bogart and Molot were entitled to, among other things, (i) an annual base salary of $950,000, (ii) an annual incentive bonus equal to 1.75% of the Company’s total revenues (excluding effects of unrealized gains and losses) on a consolidated basis reported in the Company’s audited consolidated financial statements and (iii) payments in respect of carried interest allocations equal to 2% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from its capital provision assets originated beginning January 1, 2015.

Licht Offer Letter
Mr. Licht is a party to an offer letter with the Company, dated August 22, 2022 (the “Licht Offer Letter”). Pursuant to the terms of the Licht Offer Letter, Mr. Licht is entitled to (i) an initial annual base salary of $500,000 (as may be increased from time to time), (ii) eligibility for an annual incentive bonus, (iii) long-term incentive compensation awards under the LTIP (or applicable successor plan), (iv) a carried interest allocation under the Phantom Carry Pools Arrangement and (v) participation in the Company’s employee benefit plans, programs and arrangements.
The Licht Offer Letter also includes (i) perpetual confidentiality and non-disparagement covenants, (ii) a one-year post-employment client and employee non-solicitation covenant and (iii) a six-month post-employment non-compete covenant. The Licht Offer Letter does not include any severance obligations payable to Mr. Licht, except as the Company may determine in its sole discretion.
Will Employment Agreement
Ms. Will is a party to an employment agreement with the Company, dated as of March 1, 2016 (the “Will Employment Agreement”). Pursuant to the terms of the Will Employment Agreement, Ms. Will is entitled to (i) an initial annual base salary of $400,000 (as may be increased from time to time), (ii) eligibility for an annual incentive bonus, (iii) long-term incentive compensation awards under the LTIP (or applicable successor plan), and (iv) participation in the Company’s employee benefit plans, programs and arrangements.
Subject to execution of a release, the Will Employment Agreement also provides that, upon a termination without “Cause” or for “Good Reason” (each, as defined in the Will Employment Agreement) or as a result of the Company’s non-extension of the Will Employment Agreement, Ms. Will will be entitled to continued payment of her then-current base salary and continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1987, as amended (“COBRA”), at the Company’s expense, in each case, for a 12-month period (or, solely for continued coverage, the earlier date that Ms. Will is no longer eligible for continued coverage under COBRA or otherwise becomes eligible for coverage with a subsequent employer).
In addition, the Will Employment Agreement includes (i) perpetual confidentiality and non-disparagement covenants, (ii) one- and two-year post-employment client and employee, respectively, non-solicitation covenants and (iii) a one-year post-employment non-compete covenant.
O’Connell Employment Arrangement
Ms. O’Connell is a party to an agreement with the Company, effective as of January 1, 2020 (the “O’Connell Employment Arrangement”). Pursuant to the terms of the O’Connell Employment Arrangement, Ms. O’Connell is entitled to (i) an initial annual base salary of $500,000 (as may be increased from time to time), (ii) eligibility for an annual incentive bonus, (iii) eligibility to receive long-term incentive compensation awards under the LTIP (or applicable successor plan), (iv) a carried interest allocation of 0.3% of the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on a Burford-only basis from the capital provision assets originated since January 1, 2015 and (v) participation in the Company’s employee benefits plans, programs and arrangements.
The O’Connell Employment Arrangement also includes (i) perpetual confidentiality and non-disparagement covenants, (ii) a one-year post-employment client and employee non-solicitation covenant and (iii) a six-month post-employment non-compete covenant. The O’Connell Employment Arrangement does not include any severance obligations payable to Ms. O’Connell, except as the Company may determine in its sole discretion.
Share ownership guidelines for executive officers
The Company maintains share ownership guidelines for executive officers (including the Named Executive Officers) to hold a minimum number of the Company’s ordinary shares equal to (i) for the Chief Executive Officer and the Chief Investment Officer, six times their respective annual base salary and (ii) for other executive officers (including the

Named Executive Officers, other than Messrs. Bogart and Molot), three times their respective annual base salary. In assessing whether executive officers (including the Named Executive Officers) meet this requirement, the Company includes (i) unvested restricted shares and RSUs awarded under the Company’s incentive compensation and equity-based plans and arrangements, (ii) unvested PSUs awarded under the Company’s incentive compensation and equity-based plans and arrangements, but only to the extent the relevant performance conditions have been satisfied and the vesting of PSUs is subject only to the completion of the applicable service period, (iii) vested RSUs and PSUs deferred under the NQDC Plan, (iv) the Company’s notional ordinary shares (whether vested or unvested) resulting from deferrals of cash compensation under the NQDC Plan and (v) matching notional RSUs (whether vested or unvested) granted under the NQDC Plan. However, the Company does not include (i) unexercised stock options (whether vested or unvested) or (ii) unvested PSUs for which the relevant performance conditions have not been satisfied in assessing whether executive officers (including the Named Executive Officers) meet the share ownership requirement.
Each executive officer (including the Named Executive Officers) is expected to meet his or her target share ownership level within five years following his or her appointment to such executive officer’s position and is expected to make continuous progress toward such executive officer’s target share ownership level. Unless and until an executive officer (including the Named Executive Officers) has satisfied his or her target share ownership level, such executive officer is required to retain 100% of the net ordinary shares (i.e., those ordinary shares that remain following satisfaction of related tax obligations or payment of applicable exercise price) received as the result of the exercise, vesting or payment of any equity-based awards granted to such executive officer. In addition, each executive officer (including the Named Executive Officers) is also expected to continuously own sufficient ordinary shares to satisfy his or her target share ownership level once attained for as long as he or she remains an executive officer. Other than as stated above, the Company does not have a holding period with respect to its ordinary shares.
As of December 31, 2024, all the Named Executive Officers have either satisfied or are on track to satisfy the share ownership requirements within the applicable timeframe.
Clawback policies
The Company maintains a clawback policy, effective as of October 2, 2023, that sets forth the circumstances under which the Company will be required to recover, and the Company’s executive officers will be required to forfeit or repay, erroneously awarded incentive compensation to the Company in accordance with the listing standards of the NYSE (the “Clawback Policy”). The Clawback Policy requires recoupment of excess incentive compensation paid to the Company’s executive officers if amounts paid were based on material noncompliance with any financial reporting requirement that causes an accounting restatement, without regard to any fault or misconduct on the part of an executive officer.
In addition, cash and long-term incentive compensation awards granted under the LTIP (including awards deferred under the NQDC Plan) are subject to clawback provisions for the recovery (on a pre-tax basis) of erroneously awarded incentive-based compensation received by current or former executive officers for up to five years from the vesting date in the following circumstances: (i) a material financial misstatement or miscalculation of the Company’s audited financial accounts; (ii) the assessment of any performance condition on vesting which was based on error, misleading information or inaccurate assumption; or (iii) the gross misconduct of a participant.
Recovery of erroneously awarded compensation
Pursuant to the Clawback Policy, in the event that the Company is required to prepare an accounting restatement due to its material noncompliance with a financial reporting requirement, the Company is required to make reasonable efforts to recover from any current or former executive officer the amount of certain incentive-based compensation received on or following the effective date of the Clawback Policy in excess of what would have been paid or granted to such executive officer under the circumstances reflected by the accounting restatement. No recovery related to the restatement prepared by the Company in 2023 (as previously disclosed in the Company’s annual report on Form 20-F for the year ended December 31, 2022) was required pursuant to the terms of the Clawback Policy.

Restrictions on trading the Company’s ordinary shares
The Company maintains a written insider trading policy (the “Insider Trading Policy”) applicable to all partners, officers (including the Named Executive Officers), directors, managers, employees and certain other insiders. In general, the Insider Trading Policy prohibits covered persons from trading (including purchases, sales and gifts) the Company’s securities during specified periods at the end of each fiscal quarter until after the Company’s public disclosure of its consolidated financial results for such fiscal quarter. The Insider Trading Policy also prohibits the Company from trading in its own securities while in possession of material nonpublic information, unless such trading activity complies with all applicable securities laws. The Company may impose additional restricted trading periods at any time if it believes that trading by covered persons would not be appropriate because of developments at the Company that are, or could be, material. In addition, the Company requires pre-approval for covered persons for trades in the Company’s securities (to prevent trading on material non-public information).
Restrictions in short-sale, hedging, margining and pledging transactions
The Insider Trading Policy prohibits the Company’s directors and executive officers, including the Named Executive Officers, from (i) engaging in any form of short-sale or hedging transactions involving the Company’s securities, (ii) holding the Company’s securities in a margin account, (iii) pledging the Company’s securities as collateral for loans or (iv) engaging in any other transaction designed to hedge or offset any decrease in the market price of the Company’s securities, including through the use of financial instruments.
Tax deductibility of compensation
Section 162(m) of the US Internal Revenue Code of 1986, as amended (the “Code”), limits the amount of compensation exceeding $1,000,000 that a company may deduct in any one year with respect to certain of its executive officers whose compensation must be included in this Proxy Statement. For the 2024 fiscal year, compensation amounts for each of the Named Executive Officers were greater than $1,000,000 and, as a result, a portion of their respective compensation was not deductible by the Company’s US subsidiary.
Policies and practices related to the grant of certain equity awards
The Company has historically not granted (and did not grant in the 2024 fiscal year) any stock options, stock appreciation rights or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.
Executive compensation program risk assessment
The Company believes that its executive compensation program for the executive officers (including the Named Executive Officers) is structured to balance risk and reward, yet mitigate the incentive for excessive risk taking and align with market and corporate governance best practices. The base salary component of the executive officers’ (including the Named Executive Officers’) compensation does not encourage risk taking because it is a fixed amount and a relatively small percentage of total compensation. Annual incentive bonuses and long-term incentive compensation for the executive officers (including the Named Executive Officers) are based on an assessment of a variety of quantitative and qualitative factors, including appropriate risk management. In addition, a substantial portion of annual incentive bonuses and/or long-term incentive compensation for executive officers (including the Named Executive Officers) is paid in equity to align the incentives of the Company’s executive officers (including the Named Executive Officers) with the interests of the Company’s shareholders and the long-term objectives and success of the Company and to reduce the risk that executive officers will place too much focus on short-term achievements to the detriment of the Company’s long-term growth and sustainability. Carried interest allocations to executive officers (including the Named Executive Officers) are provided to strengthen the alignment between pay and performance of the overall compensation program, are relatively common in the asset management industry and are paid only from the Company’s realized net cash gains (excluding effects of unrealized gains and losses) on concluded transactions.

For the 2024 fiscal year, the Compensation Committee engaged the Compensation Consultant to review the Company’s compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its review and evaluation, which was discussed with the Compensation Committee, the Compensation Consultant has concluded that the Company’s compensation policies and practices are unlikely to increase enterprise risks in a manner that could have a material adverse impact on the Company.
Compensation Committee report
The Compensation Committee has reviewed and discussed with management the “—Compensation discussion and analysis” section of this Proxy Statement. Based on such review and discussion with management, the Compensation Committee has recommended to the Board of Directors that the “—Compensation discussion and analysis” section be included in this Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2024.
Compensation Committee
John Sievwright, Chair
Rukia Baruti Dames
Christopher Halmy

The information in this “—Compensation Committee report” section is not “soliciting material” and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent the Company incorporates this “—Compensation Committee report” section by specific reference.

SUMMARY COMPENSATION TABLE
The table below sets forth the various elements of the compensation earned by the Named Executive Officers during the 2024, 2023 and 2022 fiscal years.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)(2)	Option awards ($)	Non-equity incentive plan compensation ($)(3)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)(4)(5)	Total ($)
Christopher Bogart Co-Founder and Chief Executive Officer	2024	1,400,000	—	853,868	—	1,500,000	—	7,993,914	11,747,782
	2023	950,000	—	—	—	2,000,000	—	8,777,836	11,727,836
	2022	950,000	—	430,091	—	—	—	4,351,060	5,731,151
Jonathan Molot Co-Founder and Chief Investment Officer	2024	1,400,000	—	841,398	—	1,500,000	—	7,805,210	11,546,608
	2023	950,000	—	543,317	—	2,000,000	—	8,560,197	12,053,514
	2022	950,000	—	429,452	—	—	—	4,168,041	5,547,493
Jordan Licht(6) Chief Financial Officer	2024	583,333	—	289,418	—	1,520,000	—	218,829	2,611,580
	2023	500,000	—	238,169	—	1,300,000	—	157,874	2,196,043
	2022	161,218	—	709,857	—	1,000,000	—	17,200	1,888,275
Aviva Will President	2024	600,000	—	289,418	—	1,520,000	—	710,433	3,119,851
	2023	600,000	—	238,169	—	1,520,000	—	244,103	2,602,272
	2022	600,000	—	300,680	—	1,350,000	—	221,133	2,471,813
Elizabeth O’Connell Chief Strategy Officer	2024	583,333	—	289,418	—	1,520,000	—	612,873	3,005,624
	2023	500,000	—	238,169	—	1,520,000	—	548,226	2,806,395
	2022	500,000	—	237,146	—	1,250,000	—	198,721	2,185,867

(1)Represents base salaries earned for the respective fiscal year.
(2)Represents the aggregate grant date fair value of the matching notional RSUs granted under the NQDC Plan in the respective fiscal year (determined in accordance with the ASC Topic 718), excluding the effect of any estimated forfeitures of such awards as set forth below:
a.for the 2024 fiscal year, (i) $853,868 for Mr. Bogart and (ii) $841,398 for Mr. Molot;
b.for the 2023 fiscal year, $543,317 for Mr. Molot; and
c.for the 2022 fiscal year, (i) $430,091 for Mr. Bogart, (ii) $429,452 for Mr. Molot and (iii) $63,534 for Ms. Will.
In addition, represents the aggregate grant date fair value of RSUs and PSUs granted under the LTIP (for PSUs, assuming achievement of the applicable performance conditions as determined by the Compensation Committee) in the respective fiscal year (determined in accordance with the ASC Topic 718), excluding the effect of any estimated forfeitures of such awards as set forth below:
a.for the 2024 fiscal year, $289,418 for each of Mr. Licht and Mmes. Will and O’Connell;
b.for the 2023 fiscal year, $238,169 for each of Mr. Licht and Mmes. Will and O’Connell; and
c.for the 2022 fiscal year, (i) $709,857 for Mr. Licht representing his initial grant upon commencement of employment and (ii) $237,146 for each of Mmes. Will and O’Connell (each of whom elected to defer receipt of 100% of her respective RSUs and PSUs in accordance with the NQDC Plan).
(3)Represents an annual incentive bonus earned for the respective fiscal year, including a portion of a Named Executive Officer’s respective annual incentive bonuses for which such Named Executive Officer elected to defer receipt in accordance with the NQDC Plan as set forth below:
a.for the 2024 fiscal year, (i) $1,500,000 for Mr. Bogart, (ii) $1,500,000 for Mr. Molot and (iii) $1,140,000 for Ms. O’Connell; and

b.for the 2022 fiscal year, $550,000 for Ms. Will.
For the 2023 fiscal year, Messrs. Bogart and Molot each received a one-time discretionary annual incentive bonus in the amount of $2,000,000 in addition to the formulaic annual incentive bonus (as provided for the 2023 fiscal year pursuant to the Prior Bogart and Molot Employment Agreements), which has been included in the “Non-equity incentive plan compensation” column since such bonus amount is substantially similar in nature to the annual incentive bonuses granted to other Named Executive Officers and the Company believes presenting such amounts together leads to a better holistic understanding of its compensation and annual incentive bonus structure, which is intended to align the interests of the Named Executive Officers with the long-term interests of the Company and its shareholders as well as reflect the overall performance of the Company’s business and portfolio.
See “Compensation structure and elements—Annual incentive bonus” for additional information with respect to annual incentive bonus payments.
(4)    Represents additional payments to the Named Executive Officers for the 2024 fiscal year as set forth in the table below:

Name	401(k) matching contributions ($)(a)	Medical health plan costs ($)(b)	Carried interest allocations ($)(c)	Other benefits ($)(d)	Total ($)
Christopher Bogart	13,800	30,599	7,692,971	256,544	7,993,914
Jonathan Molot	13,800	—	7,692,971	98,439	7,805,210
Jordan Licht	13,800	30,599	170,597	3,833	218,829
Aviva Will	13,800	30,599	662,201	3,833	710,433
Elizabeth O’Connell	13,800	—	594,804	4,269	612,873

a.Represents matching contributions made by the Company to the defined contribution 401(k) retirement plan on behalf of the Named Executive Officers. The Company makes these matching contributions on behalf of all employees who elect to participate in the Company’s 401(k) retirement plan.
b.Represents premiums paid by the Company on behalf of the Named Executive Officers under the Company’s medical health plans. The Company pays these premiums on behalf of all employees who elect to participate in the Company’s medical health plans.
Ms. O’Connell is covered under a family plan as Mr. Bogart’s spouse as a result of his enrollment in the Company’s medical health plans, and neither Ms. O’Connell nor Mr. Bogart receive separate or additional contributions from the Company due to such coverage. Ms. O’Connell does not receive any contributions from the Company in connection with her waiver of individual medical coverage.
c.Represents payments of cash amounts in respect of carried interest allocations for the 2024 fiscal year as set forth below:
i.$7,692,971 for Mr. Bogart pursuant to the Bogart Employment Agreement, which amount includes $4,421,486 of carried interest allocations deferred under the NQDC Plan;
ii.$7,692,971 for Mr. Molot pursuant to the Molot Employment Agreement, which amount includes $3,528,698 of carried interest allocations deferred under the NQDC Plan;
iii.$170,597 for Mr. Licht pursuant to the Phantom Carry Pools Arrangement;
iv.$662,201 for Ms. Will pursuant to the Phantom Carry Pools Arrangement; and
v.$594,804 for Ms. O’Connell pursuant to the O’Connell Employment Arrangement, which amount includes $226,091 of carried interest allocations deferred under the NQDC Plan.
See “Compensation structure and elements—Other elements of compensation—Carried interest allocations” for additional information with respect to payments in respect of carried interest allocations.
d.Represents:
i.for Mr. Bogart, payment of (1) $3,825 for the Company’s contributions to Mr. Bogart’s health savings account and payment of premiums for Mr. Bogart’s life insurance and long-term disability insurance (with the Company making such contributions on behalf of all employees who elect to participate in the Company’s eligible medical health plans), (2) $235,511 in respect of tax preparation services, including reimbursement of taxes resulting therefrom (see “Compensation structure and elements—Other elements of compensation—Perquisites” for additional information), and (3) $17,208 as reimbursements for costs related to technology equipment and services and connectivity services, subscriptions to business journals and publications and annual fees in connection with professional memberships and travel services;
ii.for Mr. Molot, payment of (1) $93,671 in respect of tax preparation services, including reimbursement of taxes resulting therefrom (see “Compensation structure and elements—Other elements of compensation—Perquisites” for additional information) and (2) $4,768 for waiver of medical coverage;
iii.for Mr. Licht, payment of $3,833 for the Company’s contributions to Mr. Licht’s health savings account and payment of premiums for Mr. Licht’s life insurance and long-term disability insurance (with the Company making such contributions on behalf of all employees who elect to participate in the Company’s eligible medical health plans);
iv.for Ms. Will, $3,833 for the Company’s contributions to Ms. Will’s health savings account and payment of premiums for Mr. Will’s life insurance and long-term disability insurance (with the Company making such contributions on behalf of all employees who elect to participate in the Company’s eligible medical health plans); and
v.for Ms. O’Connell, $4,269 as reimbursements for costs related to technology equipment and services and connectivity services and annual fees in connection with professional memberships. Because Mr. Bogart and Ms. O’Connell have jointly filed taxes as husband and wife, Ms. O’Connell indirectly receives, at no additional aggregate incremental cost to the Company, a personal benefit from the tax preparation services provided to Mr. Bogart. In addition, Ms. O’Connell indirectly receives, at no additional aggregate incremental cost to the Company, a personal benefit in connection with technology equipment and services and connectivity services provided to Mr. Bogart.
(5)    For each of Messrs. Bogart’s and Molot’s amounts set forth for the fiscal years 2023 and 2022, includes the aggregate value paid in respect of such Named Executive Officer’s entitlement under the Prior Bogart and Molot Employment Agreements during the respective fiscal year equal to 1.75% of the Company’s total revenues (excluding effects of unrealized gains and losses) on a consolidated basis reported in the Company’s audited consolidated financial statements, including:
a.for the 2023 fiscal year, a portion equal to $2,479,575 was paid in the form of 84,917 RSUs and 84,917 PSUs on March 22, 2024 (with the number of RSUs and PSUs determined by dividing $2,479,575 by the average closing price per ordinary share on the NYSE over the three-day trading period preceding the grant date) as disclosed in the “—Grants of plan-based awards” and the “—Outstanding equity awards at fiscal year-end” tables; and
b.for the 2022 fiscal year, a portion equal to $1,458,625 was paid in the form of 107,568 RSUs and 107,569 PSUs on March 22, 2023 (with the number of RSUs and PSUs determined by dividing $1,458,625 by the average closing price per ordinary share on the NYSE over the three-day trading period preceding the grant date) as disclosed in the “—Outstanding equity awards at fiscal year-end” table.
These amounts have been included in the “All other compensation” column since they are inextricably linked to Messrs. Bogart’s and Molot’s receipt of carried interest payments in the respective fiscal year, and the Company believes presenting such amounts together leads to a better holistic understanding of its compensation structure and the Phantom Carry Pools Arrangement, which are intended to align the interests of the Named Executive Officers with the long-term interests of the Company and its shareholders as well as reflect the overall performance of the Company’s business and portfolio.
(6)    Mr. Licht commenced employment with the Company on September 6, 2022.

GRANTS OF PLAN-BASED AWARDS
The table below sets forth grants of plan-based awards, except as otherwise noted, under the LTIP to the Named Executive Officers during the 2024 fiscal year.

				Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)(2)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards (#)	Grant date fair value of stock and option awards ($)(3)
Name	Grant date	Approval date	Grant type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(1)	Maximum (#)
Christopher Bogart Co-Founder and Chief Executive Officer(4)	03/22/2024	—	Matching Notional RSUs	—	—	—	—	—	—	55,991	—	—	853,868
	03/22/2024	01/31/2024	PSUs	—	—	—	—	84,917	—	—	—	—	1,128,547
	03/22/2024	01/31/2024	RSUs	—	—	—	—	84,917	—	—	—	—	1,263,565
Jonathan Molot Co-Founder and Chief Investment Officer(4)	03/22/2024	—	Matching Notional RSUs	—	—	—	—	—	—	55,174	—	—	841,398
	03/22/2024	01/31/2024	PSUs	—	—	—	—	84,917	—	—	—	—	1,128,547
	03/22/2024	01/31/2024	RSUs	—	—	—	—	84,917	—	—	—	—	1,263,565
Jordan Licht Chief Financial Officer	03/22/2024	01/31/2024	PSUs	—	—	—	—	10,274	—	—	—	—	136,541
	03/22/2024	01/31/2024	RSUs	—	—	—	—	10,274	—	—	—	—	152,877
Aviva Will President	03/22/2024	01/31/2024	PSUs	—	—	—	—	10,274	—	—	—	—	136,541
	03/22/2024	01/31/2024	RSUs	—	—	—	—	10,274	—	—	—	—	152,877
Elizabeth O’Connell Chief Strategy Officer	03/22/2024	01/31/2024	PSUs	—	—	—	—	10,274	—	—	—	—	136,541
	03/22/2024	01/31/2024	RSUs	—	—	—	—	10,274	—	—	—	—	152,877

(1)Represents the number of the Company’s ordinary shares that will vest (i) for PSUs, on the third anniversary of the grant date (subject to the determination by the Compensation Committee of the achievement of the applicable performance conditions) and (ii) for RSUs, on the third anniversary of the grant date, in each case, subject to the Named Executive Officer’s continued employment through such date.
(2)Represents matching notional RSUs, rounded to the nearest whole share, granted by the Company in respect of compensation deferred by the applicable Named Executive Officer and notionally invested in the Company’s ordinary shares in accordance with the NQDC Plan that vest on the second anniversary of the grant date and are settled upon distribution in accordance with the NQDC Plan. See the table and accompanying footnotes under “—Nonqualified deferred compensation” for additional information with respect to the grants under the NQDC Plan.
(3)Represents the applicable grant date fair value (determined in accordance with ASC Topic 718, excluding the effect of any estimated forfeitures) for awards (as applicable) of (i) RSUs and PSUs (for PSUs, assuming achievement of the applicable performance conditions as determined by the Compensation Committee) and (ii) matching notional RSUs.
(4)For each of Messrs. Bogart and Molot, RSUs and PSUs (and the respective values attributable thereto) represent the portion of their respective annual incentive bonus in respect of the 2023 fiscal year delivered in the form of equity-based awards at the election of the Compensation Committee, which will vest on the third anniversary of the applicable grant date, subject to continued employment through such date (and, for PSUs, subject to achievement of the applicable performance conditions). See “Individual arrangements with Named Executive Officers” and “Long-term incentive compensation—Grants of RSUs and PSUs in the 2024 fiscal year” for additional information with respect to the annual incentive bonus payable to Messrs. Bogart and Molot.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The table below sets forth outstanding equity awards under the LTIP and matching notional RSUs under the NQDC Plan for the Named Executive Officers as of December 31, 2024.

			Option Awards					Stock Awards
Name	Grant date	Grant type	Number of securities underlying unexercised options (# exercisable)	Number of securities underlying unexercised options (# unexercisable)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares of units or stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Christopher Bogart Co-Founder and Chief Executive Officer(5)	03/22/2024	PSUs	—	—	—	—	—	—	—	84,917	1,082,692
	03/22/2024	RSUs	—	—	—	—	—	—	—	84,917	1,082,692
	03/22/2024	Matching Notional RSUs	—	—	—	—	—	55,991	713,885	—	—
	03/22/2023	PSUs	—	—	—	—	—	—	—	107,569	1,371,505
	03/22/2023	RSUs	—	—	—	—	—	—	—	107,568	1,371,492
	04/05/2022	PSUs	—	—	—	—	—	—	—	74,819	953,942
	04/05/2022	RSUs	—	—	—	—	—	—	—	74,819	953,942
Jonathan Molot Co-Founder and Chief Investment Officer(5)	03/22/2024	PSUs	—	—	—	—	—	—	—	84,917	1,082,692
	03/22/2024	RSUs	—	—	—	—	—	—	—	84,917	1,082,692
	03/22/2024	Matching Notional RSUs	—	—	—	—	—	55,174	703,469	—	—
	09/22/2023	Matching Notional RSUs	—	—	—	—	—	17,706	225,752	—	—
	06/22/2023	Matching Notional RSUs	—	—	—	—	—	22,754	290,114	—	—
	03/22/2023	PSUs	—	—	—	—	—	—	—	107,569	1,371,505
	03/22/2023	RSUs	—	—	—	—	—	—	—	107,568	1,371,492
	04/05/2022	PSUs	—	—	—	—	—	—	—	74,819	953,942
	04/05/2022	RSUs	—	—	—	—	—	—	—	74,819	953,942
Jordan Licht Chief Financial Officer	03/22/2024	PSUs	—	—	—	—	—	—	—	10,274	130,994
	03/22/2024	RSUs	—	—	—	—	—	—	—	10,274	130,994
	03/22/2023	PSUs	—	—	—	—	—	—	—	18,437	235,072
	03/22/2023	RSUs	—	—	—	—	—	—	—	18,437	235,072
	09/30/2022	PSUs	—	—	—	—	—	—	—	51,606	657,977
	09/30/2022	RSUs	—	—	—	—	—	—	—	51,606	657,977

Aviva Will President	03/22/2024	PSUs	—	—	—	—	—	—	—	10,274	130,994
	03/22/2024	RSUs	—	—	—	—	—	—	—	10,274	130,994
	03/22/2023	PSUs	—	—	—	—	—	—	—	18,437	235,072
	03/22/2023	RSUs	—	—	—	—	—	—	—	18,437	235,072
	04/05/2022	PSUs	—	—	—	—	—	—	—	13,441	171,373
	04/05/2022	RSUs	—	—	—	—	—	—	—	13,441	171,373
Elizabeth O’Connell Chief Strategy Officer	03/22/2024	PSUs	—	—	—	—	—	—	—	10,274	130,994
	03/22/2024	RSUs	—	—	—	—	—	—	—	10,274	130,994
	03/22/2023	PSUs	—	—	—	—	—	—	—	18,437	235,072
	03/22/2023	RSUs	—	—	—	—	—	—	—	18,437	235,072
	04/05/2022	PSUs	—	—	—	—	—	—	—	13,441	171,373
	04/05/2022	RSUs	—	—	—	—	—	—	—	13,441	171,373

(1)Represents matching notional RSUs granted by the Company in respect of compensation deferred by the Named Executive Officers and notionally invested in the Company’s ordinary shares in accordance with the NQDC Plan that vest on the second anniversary of the first day of the open election period during which the employee’s deferred amounts are credited and are settled upon distribution in accordance with the NQDC Plan. See the table and accompanying footnotes under “—Nonqualified deferred compensation” for additional information with respect to the grants under the NQDC Plan.
(2)Represents the market value of the matching notional RSUs based on the closing price of $12.75 per ordinary share of the Company’s ordinary shares on the NYSE on December 31, 2024, which was the last trading day for the 2024 fiscal year.
(3)Represents the number of ordinary shares expected to vest on the third anniversary of the applicable grant date based on satisfaction of the applicable service- and performance-based vesting conditions (for PSUs, assuming achievement of the applicable performance conditions).
(4)Represents the market value of the Company’s ordinary shares subject to outstanding RSUs and PSUs (for PSUs, assuming achievement of the applicable performance conditions) based on the closing price of $12.75 per ordinary share of the Company’s ordinary shares on the NYSE on December 31, 2024, which was the last trading day for the 2024 fiscal year.
(5)For each of Messrs. Bogart and Molot, RSUs and PSUs (and the respective values attributable thereto) represent the portion of their respective annual incentive bonus in respect of the fiscal year immediately prior to the fiscal year in which the grant date occurs that were delivered in the form of equity-based awards at the election of the Compensation Committee and that are expected to vest on the third anniversary of the applicable grant date based on satisfaction of the applicable service- and performance-based vesting conditions (for PSUs, assuming achievement of the applicable performance conditions). See “Individual arrangements with Named Executive Officers” and “Long-term incentive compensation—Grants of RSUs and PSUs in the 2024 fiscal year” for additional information with respect to the annual incentive bonus payable to Messrs. Bogart and Molot.

OPTION EXERCISES AND STOCK VESTED
The table below sets forth awards of the Company’s ordinary shares that vested in respect of the 2024 fiscal year for each of the Named Executive Officers. No option awards have ever been granted to, or were exercised during the 2024 fiscal year by, the Named Executive Officers.

	Stock awards
Name	Type of award	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)(2)
Christopher Bogart Co-Founder and Chief Executive Officer	RSUs	112,805	1,801,496
	PSUs	112,805	1,801,496
	Matching Notional RSUs(3)	46,800	745,991
Jonathan Molot Co-Founder and Chief Investment Officer	RSUs	112,805	1,801,496
	PSUs	112,805	1,801,496
	Matching Notional RSUs(3)	46,730	744,882
Jordan Licht Chief Financial Officer	RSUs	—	—
	PSUs	—	—
	Matching Notional RSUs(3)	—	—
Aviva Will President	RSUs	23,962	382,665
	PSUs	23,962	382,665
	Matching Notional RSUs(3)	6,841	104,714
Elizabeth O’Connell Chief Strategy Officer	RSUs	21,056	336,264
	PSUs	21,056	336,264
	Matching Notional RSUs(3)	—	—

(1)Represents the number of the Company’s ordinary shares acquired on vesting of the applicable award type for each Named Executive Officer (for PSUs, based on performance achieved for the applicable performance cycle, as determined by the Compensation Committee). For Messrs. Bogart and Molot and Mmes. Will and O’Connell, such numbers include RSUs and PSUs, the settlement of which such Named Executive Officer elected to defer in accordance with the NQDC Plan, equal to (i) 225,610 ($3,602,992) for each of Messrs. Bogart and Molot, (ii) 46,796 ($747,332) for Ms. Will and (iii) 42,112 ($672,529) for Ms. O’Connell.
(2)Represents the aggregate value realized on the vesting of the Company’s ordinary shares based on the closing trading price of the Company’s ordinary shares on the applicable vesting date (or the immediately prior closing trading price, if the vesting date occurred on a market holiday or weekend).
(3)Represents matching notional RSUs that vested during the 2024 fiscal year, which remain in the Named Executive Officers’ respective accounts in the NQDC Plan in accordance with the terms thereof. See the table and accompanying footnotes under “—Nonqualified deferred compensation” for additional information with respect to the grants of matching notional RSUs under the NQDC Plan.

NONQUALIFIED DEFERRED COMPENSATION
The table below sets forth a summary of nonqualified deferred compensation for the Named Executive Officers for the 2024 fiscal year.

Name	Type of plan	Executive contributions in last fiscal year ($)(1)	Company contributions in last fiscal year ($)(2)	Aggregate earnings in last fiscal year ($)(3)	Aggregate withdrawals / distributions ($)(4)	Aggregate balance at last fiscal year-end ($)(5)
Christopher Bogart Co-Founder and Chief Executive Officer	NQDC	10,643,940	853,868	(1,317,147)	(1,950,282)	16,213,115
	SRA	—	—	88,747	—	—
Jonathan Molot Co-Founder and Chief Investment Officer	NQDC	9,921,721	841,398	(1,432,422)	(1,952,040)	17,899,900
	SRA	—	—	93,233	—	—
Jordan Licht Chief Financial Officer	NQDC	—	—	—	—	—
Aviva Will President	NQDC	747,332	—	(85,612)	(477,960)	1,413,369
Elizabeth O’Connell Chief Strategy Officer	NQDC	2,038,620	—	(128,078)	—	1,912,693

(1)Represents compensation for the 2024 fiscal year, the receipt of which was deferred or elected to be deferred under the NQDC Plan. The table below sets forth the deferred amount of each of the Named Executive Officers’ compensation (by type) earned or vested in the 2024 fiscal year.

Name	Non-Equity Incentive Plan Compensation ($)	Carried Interest ($)	RSUs and PSUs ($)(a)	Transfer from SRA ($)	Total executive contributions in last fiscal year ($)
Christopher Bogart	1,500,000	4,421,486	3,602,992	1,119,462	10,643,940
Jonathan Molot	1,500,000	3,528,698	3,602,992	1,290,031	9,921,721
Jordan Licht	—	—	—	—	—
Aviva Will	—	—	747,332	—	747,332
Elizabeth O’Connell	1,140,000	226,091	672,529	—	2,038,620

a.Represents the aggregate value realized on the vesting of the Company’s ordinary shares based on the closing trading price of the Company’s ordinary shares on the applicable vesting date (or the immediately prior closing trading price, if the vesting date occurred on a market holiday or weekend), with respect to the deferred RSUs and PSUs.
(2)Represents the aggregate grant date fair value (determined in accordance with ASC Topic 718, excluding the effect of any estimated forfeitures) of matching notional RSUs granted by the Company under the NQDC Plan. See “—Other elements of compensation—Retirement benefits” for additional information with respect to the NQDC Plan.
(3)Represents all earnings on nonqualified deferred compensation balances for each of the Named Executive Officers during the 2024 fiscal year. On April 1, 2024, each of Messrs. Bogart’s and Molot’s SRA was merged into the NQDC Plan and terminated. Amounts disclosed for the SRA for each of Messrs. Bogart and Molot reflect the aggregate earnings as of May 31, 2024.
(4)Represents amounts that were deferred in prior fiscal years in accordance with the NQDC Plan and distributed to the Named Executive Officers in the form of the Company’s ordinary shares as follows (in each case, after giving effect to any tax withholding): 85,310 ordinary shares to Mr. Bogart, 82,874 ordinary shares to Mr. Molot and 20,552 ordinary shares to Ms. Will.

(5)Includes each Named Executive Officer’s account balance for fiscal years prior to the 2024 fiscal year for which no disclosure was previously made or required to be made as a result of the Company’s status as a “foreign private issuer” prior to its transition to US domestic filer status.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Named Executive Officers, other than Messrs. Bogart and Molot and Ms. Will, are not entitled to severance, and none of the Named Executive Officers (other than Messrs. Bogart and Molot) is entitled to any change in control benefits. Upon any termination of employment (other than for cause), each of the Named Executive Officers will receive any earned and unpaid compensation (including with respect to annual incentive bonuses) and vested balances under applicable benefit plans (including the NQDC Plan). The Company does not provide any automatic (i.e., “single trigger”) change in control benefits to employees. The table below assumes that the triggering event(s) occurred on the last business day of the 2024 fiscal year.

		Prior to a change in control				On or following a change in control
Name	Payment type	“Disability” ($)	Involuntary termination without “Cause” ($)	Resignation for “Good Reason” ($)	Death ($)	“Disability” ($)	Involuntary termination without “Cause” ($)	Resignation for “Good Reason” ($)	Death ($)
Christopher Bogart Co-Founder and Chief Executive Officer	Cash Payment(1)	9,259,150	9,259,150	9,259,150	9,259,150	13,888,725	13,888,725	13,888,725	13,888,725
	Long-Term Incentive Compensation(2)	7,530,150	7,530,150	7,530,150	7,530,150	7,530,150	7,530,150	7,530,150	7,530,150
	Total(3)	16,789,300	16,789,300	16,789,300	16,789,300	21,418,875	21,418,875	21,418,875	21,418,875
Jonathan Molot Co-Founder and Chief Investment Officer	Cash Payment(1)	9,259,150	9,259,150	9,259,150	9,259,150	13,888,725	13,888,725	13,888,725	13,888,725
	Long-Term Incentive Compensation(2)	8,035,600	8,035,600	8,035,600	8,035,600	8,035,600	8,035,600	8,035,600	8,035,600
	Total(3)	17,294,750	17,294,750	17,294,750	17,294,750	21,924,325	21,924,325	21,924,325	21,924,325
Jordan Licht Chief Financial Officer	Cash Payment	—	—	—	—	—	—	—	—
	Long-Term Incentive Compensation	—	—	—	—	—	—	—	—
	Total	—	—	—	—	—	—	—	—
Aviva Will President	Cash Payment(1)	—	600,000	600,000	—	—	600,000	600,000	—
	Long-Term Incentive Compensation	—	—	—	—	—	—	—	—
	Total	—	600,000	600,000	—	—	600,000	600,000	—
Elizabeth O’Connell Chief Strategy Officer	Cash Payment	—	—	—	—	—	—	—	—
	Long-Term Incentive Compensation	—	—	—	—	—	—	—	—
	Total	—	—	—	—	—	—	—	—

(1)For each of Messrs. Bogart and Molot, represents a lump sum cash payment equal to two times (or, within two years following a change in control, three times) the sum of (i) $1,400,000 (representing their respective annual base salaries) and (ii) $3,229,575 (representing the average annual bonus during the immediately preceding two calendar years (excluding one-time discretionary annual incentive bonus amounts)), pursuant to the Bogart and Molot Employment Agreements, in each case, in effect as of December 31, 2024. For Ms. Will, represents continued base salary payments for a 12-month period.
(2)Represents the aggregate value of matching notional RSUs and outstanding RSUs and PSUs (for PSUs, assuming achievement of the applicable performance conditions as determined by the Compensation Committee), in each case, that vest on certain terminations in accordance with the Bogart and Molot Employment Agreements and determined based on the closing price of $12.75 per ordinary share of the Company’s ordinary shares on the NYSE on December 31, 2024, which was the last trading day for the 2024 fiscal year.
(3)Each of Messrs. Bogart and Molot is entitled to receive additional compensation upon a termination of employment by the Company without “Cause”, due to “Disability” or death or upon a resignation for “Good Reason” (each, as defined in the Bogart and Molot Employment Agreements) in the form of continued payments in respect of carried interest allocations from the

Company’s legal finance assets originated beginning January 1, 2015 and ending on a date that is on or prior to Messrs. Bogart’s or Molot’s, as applicable, termination date. The Company has not assigned a value to such benefit as such value cannot be reasonably estimated. See “—Individual arrangements with the Named Executive Officers—Bogart and Molot Employment Agreements” for additional information with respect to Messrs. Bogart’s or Molot’s benefits upon termination.

CEO PAY RATIO
Pursuant to and in accordance with Item 402(u) of Regulation S-K, the following disclosure summarizes the relationship between the annual total compensation of the median employee from among the Company’s employees (other than the Company’s Chief Executive Officer) and the annual total compensation of the Company’s Chief Executive Officer, in each case, for the 2024 fiscal year:
•The annual total compensation of the median employee (other than the Company’s Chief Executive Officer), calculated in accordance with Item 402(c) of Regulation S-K, was $313,592 for the 2024 fiscal year
•The annual total compensation of the Company’s Chief Executive Officer, calculated in accordance with Item 402(c) of Regulation S-K and as reported in the “—Summary compensation table” in this Proxy Statement, was $11,747,782 for the 2024 fiscal year
•The ratio of the annual total compensation of the Company’s Chief Executive Officer to the annual total compensation of the median employee (other than the Company’s Chief Executive Officer) was 37 to 1 for the 2024 fiscal year
The pay ratio set forth above reflects analysis of the Company’s global workforce of 159 employees (not including the Company’s Chief Executive Officer) as of December 31, 2024 (including non-US and temporary employees but excluding independent contractors). The Company determined the annual total compensation of the median employee (other than the Company’s Chief Executive Officer) for the 2024 fiscal year in accordance with the requirements of Item 402(c) of Regulation S-K consistent with the calculation of the annual total compensation of the Company’s Chief Executive Officer as reported in the “—Summary compensation table” in this Proxy Statement. Base salaries were annualized for employees (other than temporary employees) starting employment during the 2024 fiscal year but not adjusted for part-time status. Any payments in local currency were consistently converted using the GBP/USD exchange rate of 1.2784, EUR/USD exchange rate of 1.0798 or USD/SGD exchange rate of 0.7449, as applicable, in each case, as of December 31, 2024. Neither cost-of-living adjustments nor exclusions were applied.
The pay ratio set forth above is a reasonable estimate calculated in a manner consistent with the SEC rules based on the Company’s payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on such employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As a result, the pay ratio set forth above may not be comparable to the pay ratio reported by other companies (even those companies in a related industry or of a similar size and scope), as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
The information set forth in this “—CEO pay ratio” section was developed and is provided solely to comply with specific legal requirements. The Company does not use the information set forth in this “—CEO pay ratio” section in managing its businesses.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and Item 402(v) of Regulation S-K, set forth below is information about the relationship between executive “compensation actually paid” (as determined in accordance with Item 402(v) of Regulation S-K) to (i) the Company’s principal executive officer (the “PEO”) and (ii) the Company’s other non-PEO Named Executive Officers (determined as an average, as set forth below), in each case, during the 2024 fiscal year, the 2023 fiscal year and the 2022 fiscal year and the Company’s financial performance. See “Executive compensation” for additional information with respect to the Company’s compensation philosophy and processes and compensation structure and elements.
The calculation of “compensation actually paid” is not reflective of how the Compensation Committee assesses compensation of the Named Executive Officers. The values of equity-based awards may not reflect actual economic benefit that will be received due to uncertain market value and vesting schedules, among other factors.

Fiscal year	Summary compensation table total for PEO(1) ($)	Compensation actually paid to PEO(2) ($)	Average summary compensation table total for non-PEO NEOs(1)(3) ($)	Average compensation actually paid to non-PEO NEOs(2)(3) ($)	Value of initial fixed $100 investment based on:		Net income ($)	Net realized gains/(losses) for Principal Finance segment ($)
					Total shareholder return ($)	Peer group total shareholder return(4) ($)
2024	11,747,782	10,353,388	5,070,916	4,490,662	82	109	229,583,000	327,174,000
2023	11,727,836	19,336,976	4,914,556	6,793,242	193	116	718,199,000	187,376,000
2022	5,731,151	4,664,352	3,023,362	2,565,418	78	84	97,459,000	134,473,000

(1)Mr. Bogart was the PEO and Messrs. Molot (the Company’s Chief Investment Officer) and Licht (the Company’s Chief Financial Officer) and Mmes. Will (the Company’s President) and O’Connell (the Company’s Chief Strategy Officer) were the non-PEO Named Executive Officers during the 2024 fiscal year, the 2023 fiscal year and the 2022 fiscal year.
(2)Amounts in these columns have been calculated in accordance with the requirements of Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received. The table below sets forth the adjustments prescribed by Item 402(v) to the applicable “Total” column in the “Summary compensation table” to determine the “Compensation actually paid” amounts. In addition, all amounts presented below for non-PEO Named Executive Officers are averages of the non-PEO Named Executive Officers group.
(3)Amounts for the 2022 fiscal year for non-PEO Named Executive Officers do not include any compensation for Mr. Kenneth Brause, the Company’s former Chief Financial Officer who ceased serving as the Company’s Chief Financial Officer on September 5, 2022. The exclusion of Mr. Brause’s compensation from these calculations is in connection with the Company’s transition to US domestic reporting status and due to his individualized compensation not being previously disclosed and not being required to be disclosed by the Company prior to such transition to domestic reporting status.

Fiscal year	Summary compensation table total for PEO ($)	Deduct: Stock awards for PEO(i) ($)	Add: Year-end value of unvested equity awards granted during year for PEO(ii) ($)	Increase/(decrease) in value of unvested equity awards granted in prior years for PEO ($)	Add: Value of equity awards granted and vested during year for PEO ($)	Increase/(decrease) in value of equity awards granted in prior years which vested during year for PEO ($)	Deduct: Equity awards that failed to vest during year for PEO ($)	Add: Dividends for PEO ($)	Total (compensation actually paid to PEO) ($)
2024	11,747,782	(3,333,443)	2,879,269	(1,039,608)	—	99,389	—	—	10,353,388
2023	11,727,836	(1,458,625)	6,099,134	3,144,257	—	(175,626)	—	—	19,336,976
2022	5,731,151	(1,821,722)	1,600,970	(846,047)	—	—	—	—	4,664,352

Fiscal year	Summary compensation table total for non-PEO NEOs ($)	Deduct: Stock awards for non-PEO NEOs(i) ($)	Add: Year-end value of unvested equity awards granted during year for non-PEO NEOs(ii) ($)	Increase/(decrease) in value of unvested equity awards granted in prior years for non-PEO NEOs ($)	Add: Value of equity awards granted and vested during year for non-PEO NEOs ($)	Increase/(decrease) in value of equity awards granted in prior years which vested during year for non-PEO NEOs ($)	Deduct: Equity awards that failed to vest during year for non-PEO NEOs ($)	Add: Dividends for non-PEO NEOs ($)	Total (compensation actually paid to non-PEO NEOs) ($)
2024	5,070,916	(1,047,307)	913,703	(479,393)	—	32,742	—	—	4,490,662
2023	4,914,556	(679,112)	1,428,254	1,255,409	—	(125,865)	—	—	6,793,242
2022	3,023,362	(767,192)	733,575	(406,844)	—	(17,484)	—	—	2,565,418

i.Amounts in this column for Messrs. Bogart and Molot represent the sum of (x) the aggregate grant date fair value of the matching notional RSUs granted under the NQDC Plan in the applicable fiscal year set forth in the “Stock awards” column of the “—Summary compensation table” and (y) the portion of their annual incentive bonus for the applicable fiscal year paid in the form of RSUs and PSUs (for PSUs, assuming achievement of the applicable performance conditions as determined by the Compensation Committee), as set forth in footnote 5 to the “All other compensation” column in the “—Summary compensation table”. For additional information with respect to Messrs. Bogart’s and Molot’s annual incentive bonus paid in the form of RSUs and PSUs (at the election of the Compensation Committee), see “Executive compensation—Compensation discussion and analysis—Individual arrangements with Named Executive Officers—Bogart and Molot Employment Agreements” and “Executive compensation—Compensation discussion and analysis—Compensation structure and elements—Long-term incentive compensation”. Amounts in this column for Mr. Licht and Mmes. Will and O’Connell represent the aggregate grant date fair value of RSUs and PSUs granted under the LTIP (for PSUs, assuming achievement of the applicable performance conditions as determined by the Compensation Committee) set forth in the “Stock awards” column of the “—Summary compensation table”.
ii.Amounts in this column represent the respective share-based awards granted to the PEO and each of the non-PEO Named Executive Officers disclosed in the “Deduct: stock awards for PEO” and “Deduct: stock awards for non-PEO NEOs”, respectively, and corresponding footnote multiplied by the closing price of $12.75 per ordinary share of the Company’s ordinary shares on the NYSE on December 31, 2024, which was the last trading day for the 2024 fiscal year.
(4)The peer group for these purposes is the S&P Small Cap 600 Financials index.

List of performance measures
The table below sets forth a list of the performance measures in accordance with Item 402(v) of Regulation S-K that the Company believes are the most important performance measures used to link “compensation actually paid” to the Company’s performance for the 2024 fiscal year. See “Executive compensation—Compensation discussion and analysis” for additional information with respect to the Company’s compensation philosophy and processes for determining compensation.

Performance measures
Net realized gains/(losses) for the Principal Finance segment
TSR
Relationship between “compensation actually paid” and performance measures
The graph below shows the relationship between the “compensation actually paid” to the PEO and the average of the “compensation actually paid” to the non-PEO Named Executive Officers (in each case, with “compensation actually paid” calculated as set forth above in accordance with Item 402(v) of Regulation S-K) during the 2024 fiscal year, the 2023 fiscal year and the 2022 fiscal year and the net realized gains/(losses) for the Principal Finance segment over the same period.

Relationship between compensation actually paid and net realized gains/(losses) for the Principal Finance segment
Compensation actually paid (in thousands)
$20,000
$15,000
$10,000
$5,000
$—
Net realized gains/(losses) for the Principal Finance segment
$200,000
$150,000
$100,000
$50,000
$—
2022
2023
2024
Compensation actually paid to PEO (in thousands)
Average compensation actually paid to non-PEO NEOs (in thousands)
Net realized gains/(losses) for the Principal Finance segment

The graph below shows the relationship between the “compensation actually paid” to the PEO and the average of the “compensation actually paid” to the non-PEO Named Executive Officers (in each case, with “compensation actually paid” calculated as set forth above in accordance with Item 402(v) of Regulation S-K) during the 2024 fiscal year, the 2023 fiscal year and the 2022 fiscal year and the Company’s cumulative TSR measured starting from December 31, 2021 for each covered fiscal year. The graph below also shows the relationship between the Company’s TSR performance and the TSR performance of the peer group in the “pay versus performance” table above (which is the S&P Small Cap 600 Financials index) over the same period.

Relationship between compensation actually paid and TSR
Compensation actually paid
(in thousands)
$18,000
$12,000
$6,000
$—
$250
$200
$150
$100
$50
$—
TSR
2022
2023
2024
Compensation actually paid to PEO (in thousands)
Average compensation actually paid to non-PEO NEOs (in thousands)
TSR
S&P Small Cap 600 Financials index TSR

Relationship between compensation actually paid and net income/(loss)
The Company is a finance and asset management company focused on the business of law and manages a portfolio of legal finance assets funded primarily by the Company’s balance sheet. The legal finance assets comprising the Company’s portfolio are Level 3 assets for purposes of determining their fair value, which the Company reports on a quarterly basis. Quarterly fluctuations in the fair value of the legal finance assets drive the Company’s capital provision income/(loss), which is the primary source of the Company’s consolidated revenues. As a result, the Company’s net income/(loss) is subject to significant volatility from period to period resulting from a range of inputs to the Company’s fair value methodology, and any correlation between the Company’s net income/(loss) and executive compensation levels is coincidental.
In any given period, the “compensation actually paid” to the PEO and the non-PEO Named Executive Officers is more closely tied to (i) the net realized gains/(losses) generated by the Company’s portfolio, which are listed as the Company-selected financial performance measure in the “pay versus performance” table above, and (ii) the change in price of the Company’s ordinary shares.
To align the compensation of the PEO and the non-PEO Named Executive Officers with the performance of the Company’s legal finance portfolio, a significant portion of their respective total compensation is awarded as long-term incentive compensation, which is tied directly to the cash profits generated by the Company’s legal finance portfolio. While long-term incentive compensation is accrued in the Company’s consolidated financial statements based on fair value gains/(losses) resulting from the quarterly portfolio valuation process (i.e., capital provision income/(loss)), that compensation is only paid upon the realization of those fair value gains/(losses) and receipt of cash proceeds. Therefore, the payment of long-term incentive compensation is more closely related to the cash-based metric of net realized gains/(losses), and only when those realized gains have been definitively settled in cash.
In addition, to align the interests of the PEO and the non-PEO Named Executive Officers with those of the Company’s shareholders, a significant portion of their respective total compensation is comprised of equity-based awards that vest and/or are deferred over multiple years. As a result, the “compensation actually paid” to the PEO and the non-PEO

Named Executive Officers, as calculated in accordance with Item 402(v) of Regulation S-K, is significantly driven by movements in the Company’s share price that occur after the grant date of such share-based awards.

RESOLUTION 11—ADVISORY SAY-ON-PAY VOTE
In accordance with the requirements of Section 14A of the Exchange Act and the related SEC rules promulgated thereunder, the Company is asking its shareholders to approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the “Executive compensation” section of this Proxy Statement. This Resolution 11, commonly known as a “Say-on-Pay” proposal, gives shareholders the opportunity to approve, reject or abstain from voting with respect to the Company’s executive compensation programs and policies and the compensation paid to the Named Executive Officers for the year ended December 1, 2024. This Resolution 11 is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers as described in the “Executive compensation” section of this Proxy Statement. Because shareholders’ vote on this Resolution 11 is advisory, it will not be binding on the Company, the Board of Directors or the Compensation Committee. However, shareholders’ advisory vote will serve as an additional tool to guide the Board of Directors and the Compensation Committee in continuing to improve the alignment of the Company’s executive compensation programs with the interests of the Company and its shareholders and is consistent with the Company’s commitment to high standards of corporate governance.
Shareholders should review the “Executive compensation” section of this Proxy Statement, including the compensation discussion and analysis, the compensation tables and the related narrative discussion included therein, for additional information.
Vote required
Approval of Resolution 11 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 11. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 11.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote, on an advisory basis, FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement.

RESOLUTION 12—ADVISORY SAY-ON-FREQUENCY VOTE
In accordance with the requirements of Section 14A of the Exchange Act and the related SEC rules promulgated thereunder, the Company is also providing shareholders with the opportunity to indicate how frequently the Company should seek an advisory vote on the compensation of the Named Executive Officers in the future. This Resolution 12, commonly known as a “say-on-frequency” proposal, allows shareholders to express their view on whether the Company should hold a future shareholder “say-on-pay” advisory vote every one, two or three years.
After considering the benefits and consequences of each alternative, the Board of Directors recommends that the advisory vote on the compensation of the Named Executive Officers be held annually. In formulating its recommendation, the Board of Directors considered that compensation decisions are made annually and that an annual advisory “say-on-pay” vote will allow shareholders to provide more frequent and direct input on the Company’s compensation philosophy, policies and practices.
While the Board of Directors believes that its recommendation is appropriate at this time, the Company is not asking shareholders to approve or disapprove that recommendation, but is instead asking shareholders to indicate their preference, on an advisory basis, as to whether future shareholder “say-on-pay” advisory votes on the compensation of the Named Executive Officers should be held every one, two or three years.
The Board of Directors and the Compensation Committee value the opinions of shareholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will take into account the outcome of this vote when making decisions regarding the frequency of holding future shareholder “say-on-pay” advisory votes. However, because shareholders’ vote on this Resolution 12 is advisory and will not be binding on the Company, the Board of Directors or the Compensation Committee, the Board of Directors and the Compensation Committee may decide that it is in the best interests of shareholders that the Company hold a shareholder “say-on-pay” advisory vote more or less frequently than the option preferred by shareholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of the Board of Directors or the Compensation Committee.
Vote required
The alternative among one year, two years or three years that receives the highest number of votes cast will be deemed to be the frequency recommended on an advisory basis by shareholders. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 12.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote, on an advisory basis, for every ONE YEAR as the frequency of future shareholder advisory votes on the compensation of the Named Executive Officers.

RESOLUTION 13—AUTHORITY TO ALLOT AND/OR ISSUE ORDINARY SHARES
Resolution 13
a.Pursuant to and for the purposes of article 3.12 of the Articles (and, to the extent necessary, article 3.6 of the Articles), to generally and unconditionally authorize the Board of Directors:
(i)to allot and/or issue unissued ordinary shares in the Company and grant rights to subscribe for, or to convert any security into, ordinary shares in the Company for a period expiring (unless previously renewed, varied or revoked by the Company at a general meeting) at the close of the next annual general meeting of the Company (or, if earlier, at the close of business in Guernsey on August 13, 2026):
(1)up to an aggregate number of 73,140,634 ordinary shares in the Company; and
(2)comprising equity securities up to an aggregate number of 146,281,269 ordinary shares in the Company (including within such limit any ordinary shares allotted and/or issued or in respect of which rights are granted under clause (1) above) in connection with any pre-emptive offer to (x) holders of ordinary shares in proportion (as nearly as practicable) to their existing shareholdings and (y) persons or entities who are holders of other equity securities if this is required by the rights of such equity securities or, if the Board of Directors considers it necessary or appropriate, as permitted by the rights of such equity securities, and, in doing so, the Board of Directors may impose any limits or restrictions and make any arrangements or take any actions in connection therewith that it considers necessary or appropriate to deal with treasury shares, fractional entitlements, record dates and/or legal, regulatory or practical issues in, or under the laws of, any jurisdiction or any other matter;
(ii)make an offer or agreement prior to the expiry of this authority that would or might require such unissued ordinary shares in the Company to be allotted and/or issued or rights to subscribe for, or to convert any security into, ordinary shares in the Company to be granted after the expiry of this authority, and the Board of Directors may allot and/or issue such unissued ordinary shares and grant rights in pursuance of such offer or agreement as if this authority had not expired;
b.subject to clause (c) below, all existing authorities granted to the Board of Directors to allot and/or issue unissued ordinary shares in the Company and grant rights to subscribe for, or to convert any security into, ordinary shares in the Company pursuant to article 3.12 of the Articles (and, to the extent necessary, article 3.6 of the Articles) be revoked by this Resolution 13; and
c.clause (b) above shall be without prejudice to the continuing authority of the Board of Directors to allot and/or issue unissued ordinary shares in the Company or grant rights to subscribe for, or convert any security into, ordinary shares in the Company pursuant to an offer or agreement properly made by the Company before the expiry of the authority pursuant to which such offer or agreement was made.
Background information
Under article 3.12 of the Articles, the Board of Directors may only allot and/or issue unissued ordinary shares in the Company or grant rights to subscribe for, or convert any security into, ordinary shares in the Company if authorized to do so by shareholders. Resolution 13 renews the existing authority under article 3.12 of the Articles granted to the Board of Directors at the annual general meeting held in 2024 which expires at the close of the 2025 AGM. While unusual in the US context, this is entirely normal in the UK public markets, and this Resolution 13 and Resolutions 17 and 18 are consistent with UK market practice and guidance issued by the UK Pre-Emption Group.
Clause (a)(i)(1) of Resolution 13 authorizes the Board of Directors to allot and/or issue unissued ordinary shares in the Company and grant rights to subscribe for, or convert any security into, ordinary shares in the Company up to an aggregate number of 73,140,634 ordinary shares, which represents approximately one-third of the Company’s issued and outstanding ordinary share capital (excluding treasury shares) at the close of business on March 3, 2025 (being the latest practicable date prior to publication of this Proxy Statement).

Clause (a)(i)(2) of Resolution 13 authorizes the Board of Directors to allot and/or issue unissued ordinary shares in the Company and grant rights to subscribe for, or convert any security into, ordinary shares in the Company up to an aggregate number of 146,281,269 ordinary shares (less any ordinary shares allotted and/or issued or rights granted pursuant to clause (a)(i)(1)), which represents approximately two-thirds of the Company’s issued and outstanding ordinary share capital (excluding treasury shares) at the close of business on March 3, 2025 (being the latest practicable date prior to publication of this Proxy Statement), in connection with a pre-emptive offer to existing shareholders (with exclusions to deal with fractional entitlements to ordinary shares and overseas shareholders to whom the pre-emptive offer cannot be made due to legal, regulatory or practical issues).
The authority conferred by Resolution 13 will expire at the close of the next annual general meeting of the Company (or, if earlier, at the close of business in Guernsey on August 13, 2026). Other than in connection with grants, awards and/or options issued to the Company’s employees and directors pursuant to the Company’s incentive compensation, equity, equity-based and deferred compensation and other similar plans and arrangements, the Board of Directors has no present intention to exercise the authority granted pursuant to Resolution 13. However, the Board of Directors considers it prudent to maintain the flexibility that this authority provides and intends to renew this authority annually.
Vote required
Approval of Resolution 13 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 13. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 13.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the authorization of the Board of Directors to allot and/or issue unissued ordinary shares in the Company and grant rights to subscribe for, or to convert any security into, ordinary shares in the Company.

RESOLUTION 14—AUTHORITY TO MAKE MARKET ACQUISITIONS OF ORDINARY SHARES
Resolution 14
Pursuant to article 3.4 of the Articles, to generally and unconditionally authorize the Company to make market acquisitions (within the meaning of section 315 of the Guernsey Companies Law) of its ordinary shares, subject to the following conditions:
a.the maximum number of ordinary shares authorized to be acquired is 21,942,190;
b.this authority shall expire at the close of the next annual general meeting of the Company (or, if earlier, at the close of business in Guernsey on August 13, 2026);
c.a contract to acquire ordinary shares under this authority may be made before the expiry of this authority and concluded in whole or in part after the expiry of this authority;
d.the minimum price (exclusive of expenses) that may be paid for an ordinary share is 1.00¢ (one United States cent); and
e.the maximum price (exclusive of expenses) that may be paid for an ordinary share is the higher of (i) an amount equal to 105% of the average of the middle market quotations of an ordinary share of the Company for the five business days immediately preceding the day on which such ordinary share is contracted to be acquired and (ii) an amount equal to the higher of the price of the last independent trade of an ordinary share of the Company and the highest current independent bid for an ordinary share of the Company on the trading venue where the acquisition is carried out.
Background information
Resolution 14 renews the existing authority granted to the Board of Directors at the annual general meeting held in 2024, which expires at the close of the 2025 AGM. In certain circumstances, it may be advantageous for the Company to acquire its own ordinary shares, and Resolution 14 seeks authority to enable the Company to make market acquisitions of its ordinary shares (which includes any ordinary shares that are settled in the form of depositary interests) as permitted by section 315 of the Guernsey Companies Law. Both the Guernsey Companies Law and UK investor guidelines require market acquisitions to be authorized by ordinary resolution.
The authority granted under Resolution 14 would limit the number of ordinary shares that could be acquired to a maximum of 21,942,190, which represents approximately 10% of the Company’s issued and outstanding ordinary share capital (excluding treasury shares) at the close of business on March 3, 2025 (being the latest practicable date prior to publication of this Proxy Statement). This authority is consistent with UK market practice and guidance issued by the UK Investment Association.
The minimum price (exclusive of expenses) that may be paid for an ordinary share is 1.00¢ (one United States cent), and the maximum price (exclusive of expenses) that may be paid for an ordinary share is the higher of (i) an amount equal to 105% of the average of the middle market quotations of an ordinary share of the Company for the five business days immediately preceding the day on which such ordinary share is contracted to be acquired and (ii) an amount equal to the higher of the price of the last independent trade of an ordinary share of the Company and the highest current independent bid for an ordinary share of the Company on the trading venue where the acquisition is carried out. These pricing parameters are required in order for the Company to benefit from the safe harbor for share acquisition programs under the UK Market Abuse Regulation and is consistent with UK market practice.
Any acquisitions of ordinary shares pursuant to Resolution 14 would be by means of market purchases. Any ordinary shares acquired under this authority may either be canceled or held as treasury shares. Treasury shares may subsequently be canceled, sold for cash or used to satisfy any grants, awards and/or options issued to the Company’s employees and directors pursuant to the Company’s incentive compensation, equity, equity-based and deferred compensation and other similar plans and arrangements. No dividends will be paid on, and no voting rights will attach to, ordinary shares which are held as treasury shares. At the close of business on March 3, 2025 (being the latest practicable date prior to publication of this Proxy Statement), the Company held 669,947 ordinary shares in treasury.

The authority conferred by Resolution 14 will expire at the close of the next annual general meeting of the Company (or, if earlier, at the close of business in Guernsey on August 13, 2026).
Vote required
Approval of Resolution 14 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 14. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 14.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the authorization of the Company to make market acquisitions of the Company’s ordinary shares.

RESOLUTION 15—APPROVAL OF 2025 OMNIBUS INCENTIVE COMPENSATION PLAN
Background
The Company determined that it no longer qualified as a “foreign private issuer” under applicable US securities laws because, as of June 30, 2024, more than 50% of the Company’s ordinary shares were held by US residents. As a result, the Company transitioned to US domestic reporting status and became subject to US domestic reporting requirements effective as of January 1, 2025. In connection with the transition to US domestic reporting status, on February 12, 2025, the Board of Directors unanimously approved and adopted the 2025 Omnibus Incentive Compensation Plan, subject to shareholder approval at the 2025 AGM. The 2025 Omnibus Incentive Compensation Plan is being proposed for shareholder approval prior to the expiration of the Company’s existing employee share plan, the LTIP. Although the LTIP still has approximately 13.8 million ordinary shares available for issuance under its current terms, the Company is seeking shareholder approval of the 2025 Omnibus Incentive Compensation Plan to more closely align the Company’s long-term incentive compensation program with US market practice.
Given the mismatch in timing between the Company’s annual compensation cycle and the 2025 AGM, on or around March 13, 2025, the Company intends to grant employees awards of RSUs and PSUs having aggregate economic values equal to approximately $11,846,954 and $899,750, respectively (for PSUs, assuming achievement of applicable performance goals), which corresponds to approximately 829,038 RSUs and 62,964 PSUs based on a closing price per ordinary share of $14.29 as of March 3, 2025 (collectively, the “Contingent Awards”). Of the Contingent Awards, the Named Executive Officers are expected to be granted RSUs and PSUs having aggregate economic values equal to approximately $899,750 and $899,750, respectively (for PSUs, assuming achievement of applicable performance goals), which corresponds to approximately 62,964 RSUs and 62,964 PSUs based on a closing price per ordinary share of $14.29 as of March 3, 2025. See “—New plan benefits” for additional information with respect to the Contingent Awards granted to the Named Executive Officers. If shareholders do not approve the 2025 Omnibus Incentive Compensation Plan at the 2025 AGM, then the Contingent Awards will be canceled for no consideration, and the Company will continue to grant equity awards in the ordinary course and in amounts consistent with past practice, including to the Named Executive Officers, under the LTIP pursuant to its current terms. In Resolution 15, the Company’s shareholders are requested to approve the 2025 Omnibus Incentive Compensation Plan and, if approved, the 2025 Omnibus Incentive Compensation Plan will be effective as of February 12, 2025.
The use of share-based awards under the Company’s current equity plans, the LTIP and the NED Plan, has been a key component of the Company’s compensation program. The Company believes that share-based awards are an important part of its overall compensation program and wants to ensure that it has an equity plan that aligns with the Company’s listing structure, business strategy and objectives and employee base, with sufficient ordinary shares available to attract, retain, award and motivate its officers, directors, employees and independent contractors.
If the 2025 Omnibus Incentive Compensation Plan is approved, then (i) no new awards will be made under the LTIP, (ii) each award outstanding under the LTIP will remain outstanding and continue to be subject to the applicable terms and conditions (including vesting conditions) of the LTIP and applicable award agreement, (iii) the Contingent Awards will be effective and (iv) 16,500,000 ordinary shares (including the Contingent Awards) will be authorized for issuance under the 2025 Omnibus Incentive Compensation Plan (subject to the other terms and conditions of the 2025 Omnibus Incentive Compensation Plan), which is expected to provide the Company with flexibility to continue to provide long-term incentive awards for a period of approximately seven to nine years. The actual length of time that the 2025 Omnibus Incentive Compensation Plan share pool will support the Company’s long-term incentive compensation program will depend on numerous factors that cannot be fully anticipated by the Company at this time, including, among other things, price of the Company’s ordinary shares, participation levels, employee retention rate and changes in the compensation practices of companies with which the Company competes for employee talent.
For additional information with respect to long-term incentive awards previously granted by the Company under the LTIP, see note 18 (Share-based and deferred compensation) to the Company’s audited consolidated financial statements contained in the 2024 Form 10-K. At the close of business on March 3, 2025, the Company’s issued and outstanding ordinary share capital (excluding treasury shares) consisted of 219,421,904 ordinary shares. The closing price per ordinary share on March 3, 2025 was $14.29 on the NYSE and £11.43 on AIM.

Burn rates
The Company’s (i) three-year average burn rate was 0.64% for the year ended December 31, 2022 through the year ended December 31, 2024 and (ii) one-year burn rate was 0.49% for the year ended December 31, 2024. The aggregate number of full value ordinary shares (i.e., RSUs and PSUs) granted in the past three fiscal years was (i) 1,373,759 ordinary shares for the year ended December 31, 2022, (ii) 1,726,867 ordinary shares for the year ended December 31, 2023 and (iii) 1,077,062 ordinary shares for the year ended December 31, 2024. The number of weighted average basic ordinary shares outstanding was (i) 218,757,232 ordinary shares for the year ended December 31, 2022, (ii) 218,865,816 ordinary shares for the year ended December 31, 2023 and (iii) 219,231,837 ordinary shares for the year ended December 31, 2024. The Company determines its one-year burn rate as a percentage expressed as a fraction, (i) the numerator of which is the total number of full value ordinary shares granted by the Company over one fiscal year multiplied by the closing price of the Company’s ordinary shares on the last trading day of the applicable year and (ii) the denominator of which is the number of weighted average basic ordinary shares outstanding in the applicable year multiplied by the closing price of the Company’s ordinary shares on the last trading day of the applicable year. Ordinary shares consist of full value awards, and there were no Options or SARs (each, as defined below) granted during the years ended December 31, 2022 through December 31, 2024. The Company determines its three-year average burn rate as the average burn rate over the applicable three-year period.
Overhang
As of March 3, 2025, the potential dilution (or overhang) from the 2025 Omnibus Incentive Compensation Plan would be 9.3% (or 8.5% on a diluted basis). Set forth below is a summary of outstanding awards and ordinary shares available for issuance under all the Company’s equity-based compensation plans, assuming that the 2025 Omnibus Incentive Compensation Plan is approved, as of March 3, 2025.

Ordinary shares available for grant and outstanding	Weighted-average exercise price	Ordinary shares
Ordinary shares available for grant under the LTIP(1)	—	13,780,081
Ordinary shares available for grant under the NED Plan(2)	—	176,459
Ordinary shares requested for approval under the 2025 Omnibus Incentive Compensation Plan	—	16,500,000
Reduction of ordinary shares underlying the Contingent Awards(3)	—	(892,002)
Total ordinary shares available for grant (A)(1)	—	15,784,457
Ordinary shares underlying previously granted outstanding options	—	—
Ordinary shares underlying previously granted outstanding full-value awards(3)(4)	—	3,651,815
Ordinary shares underlying previously granted Contingent Awards(3)	—	892,002
Total outstanding options and full-value awards (B)	—	4,543,817
Ordinary shares outstanding as of March 3, 2025 (C)	—	219,421,904
Overhang (A+B) / C(5)	—	9.3%
Diluted overhang (A+B) / (A+B+C)	—	8.5%

(1)No additional ordinary shares will be granted under the LTIP following March 3, 2025, unless the 2025 Omnibus Incentive Compensation Plan is not approved by shareholders.
(2)No awards are outstanding under the NED Plan.
(3)Reflects the estimated aggregate number of ordinary shares underlying the Contingent Awards (for PSUs, assuming achievement of applicable performance conditions) based on a closing price per ordinary share of $14.29 as of March 3, 2025 and assuming shareholder approval of this Resolution 15.
(4)Reflects RSUs and PSUs (for PSUs, assuming achievement of applicable performance conditions). Excludes (i) 733,904 ordinary shares held as notional investments by participants under the NQDC Plan that are value-neutral (i.e., ordinary shares provided in lieu of cash), (ii) 834,021 ordinary shares underlying RSUs and PSUs that vested under the LTIP and were deferred under the NQDC Plan and (iii) 140,074 ordinary shares underlying vested matching notional RSUs and 204,474 ordinary shares underlying unvested matching notional RSUs, in each case, granted under the NQDC Plan.

(5)Overhang and diluted overhang are calculated as counting all awards on a 1-to-1 basis.
Summary of the 2025 Omnibus Incentive Compensation Plan
A summary of the material terms of the 2025 Omnibus Incentive Compensation Plan is set forth in this Resolution 15. This summary does not purport to be a complete description of the 2025 Omnibus Incentive Compensation Plan and is qualified in its entirety by reference to the 2025 Omnibus Incentive Compensation Plan included as Annex A to this Proxy Statement, which is incorporated by reference into this Resolution 15.
The 2025 Omnibus Incentive Compensation Plan includes, among other things, the following best practices and governance features:
•No new awards granted under the LTIP following the 2025 AGM if the 2025 Omnibus Incentive Compensation Plan is approved by the Company’s shareholders
•No person has any claim to be granted any Award (as defined below) (see, however, discussion of the Contingent Awards above)
•No obligation for uniformity of treatment with respect to Award holders or their beneficiaries
•No liberal share counting or recycling
•No automatic vesting acceleration upon a change of control
•No gross-ups under Section 280G of the Code
•No “evergreen” provision that automatically increases the shares reserved for issuance
•The 2025 Omnibus Incentive Compensation Plan will remain in effect for a maximum period of ten years, unless earlier terminated by the Compensation Committee
•Without additional shareholder approval, no Option or SAR may be (i) amended to decrease the exercise price thereof, (ii) canceled at a time when its exercise price exceeds the fair market value of the underlying ordinary shares in exchange for another Award, award under any other equity-compensation plan or any cash payment or (iii) subject to a “repricing” of such Option or SAR, other than in the event of certain equitable adjustments or a change of control
•Awards are subject to forfeiture, return or reimbursement in accordance with the Company’s clawback policies and applicable law
•Awards are generally non-transferrable
•Meaningful annual limits on total non-executive director compensation
•Any dividends or dividend equivalents are forfeited in the event the applicable Award (or portion thereof) is forfeited
Purpose
The purpose of the 2025 Omnibus Incentive Compensation Plan is to attract, retain, award and motivate officers, directors, employees and independent contractors of the Company and to enable such individuals to participate in the long-term growth and financial success of the Company, thereby directly linking their incentives to shareholder value.
Eligible persons
The 2025 Omnibus Incentive Compensation Plan provides that officers, directors, employees and independent contractors of the Company and its affiliates are eligible to receive Awards. As of March 3, 2025, the persons eligible to participate in the 2025 Omnibus Incentive Compensation Plan consisted of nine executive officers, five non-executive directors, approximately 152 employees and no independent contractors. The Compensation Committee approves eligible persons to whom an Award is granted under the 2025 Omnibus Incentive Compensation Plan (each such individual, a “Participant”).
Administration
The Board of Directors has appointed the Compensation Committee as the administrator of the 2025 Omnibus Incentive Compensation Plan. The Compensation Committee consists of three directors who qualify as (i) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (ii) “independent” under the applicable listing standards of the NYSE but only to the extent such independence is required in order to take the action at issue pursuant to such listing standards. Subject to the terms of the 2025 Omnibus Incentive Compensation Plan and applicable law, the Compensation Committee has authority to administer the 2025 Omnibus Incentive Compensation Plan, including sole and plenary authority to (i) designate Participants, (ii) determine the types of Awards to be granted to a Participant and all the terms and conditions of such Awards, (iii) interpret, administer, reconcile any inconsistency in, correct any fault in or supply any omission in, the 2025 Omnibus Incentive Compensation Plan, any award agreement or any other instrument or agreement relating to, or Award made under, the 2025 Omnibus Incentive Compensation Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2025 Omnibus Incentive Compensation Plan, (v) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards due to the death or disability of a Participant and (vi) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2025 Omnibus Incentive Compensation Plan or any Award.
No member of the Board of Directors, the Compensation Committee or any officers or other employees of the Company will be liable for any action or determination taken or omitted in good faith with respect to the 2025 Omnibus Incentive Compensation Plan or any Award, and all such individuals will, to the fullest extent permitted by applicable law, be indemnified and held harmless with respect to any such action or determination.
Ordinary share limits and sources
Subject to approval by the Company’s shareholders at the 2025 AGM, the maximum aggregate number of ordinary shares that may be issued pursuant to Awards under the 2025 Omnibus Incentive Compensation Plan is 16,500,000 plus a number of ordinary shares, if any, subject to outstanding awards under the LTIP that expire or become unexercisable, or are forfeited, canceled or otherwise terminated (the “Plan Share Limit”). If any Award (or portion thereof) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all ordinary shares subject thereto, then the number of ordinary shares subject to such Award that were not issued will not be treated as delivered for purposes of reducing the Plan Share Limit and will be available for the grant of new Awards. Ordinary shares will be considered delivered and not available under the Plan Share Limit if such ordinary shares are (i) surrendered or tendered to the Company in payment of the exercise price of an Option, (ii) surrendered or tendered to the Company in payment of any taxes withheld in respect of Awards, (iii) subject to a SAR that is not issued in connection with the share settlement on exercise thereof or (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an Option.
Non-employee director compensation limits
Under the 2025 Omnibus Incentive Compensation Plan, in any fiscal year, a non-employee director may not be paid cash compensation or be granted Awards, with respect to his or her service as a director, having an aggregate value greater than (i) $1,500,000, in the case of any non-employee director who also serves as the Chair of the Board of Directors, and (ii) $750,000, in the case of any other non-employee director.
Minimum vesting term
Awards (other than cash-based Awards) will vest no earlier than the first anniversary of the applicable grant date, except that up to a maximum of 5% of the Plan Share Limit may be exempt from the foregoing minimum vesting requirement. In addition, the foregoing minimum vesting requirement will not apply to (i) Awards that vest or become exercisable due to death, disability or in connection with a change of control, (ii) Substitute Awards (as defined below) or (iii) Awards settled in ordinary shares in lieu of fully vested cash-based Awards that were subject to the foregoing minimum vesting requirement.

Dividends and dividend equivalents subject to forfeiture
Award agreements (other than with respect to Options and SARs) may provide a right to dividends or dividend equivalents that may be settled in cash, ordinary shares, other securities, other Awards or other property, on a current or deferred or vested or unvested basis. Dividends and dividend equivalents are subject to the same vesting and forfeiture conditions as the underlying Award (or applicable portion thereof).
Prohibition on repricing
Without additional approval by the Company’s shareholders, an Option or SAR may not be (i) amended to decrease the exercise price or base price thereof, as applicable, (ii) canceled at a time when its exercise price or base price, as applicable, exceeds the fair market value of the underlying ordinary shares in exchange for another Award, award under any other equity-compensation plan or any cash payment or (iii) subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR. An adjustment to the exercise price of an Option or base price of a SAR that is made in the event of certain equitable adjustments or a change of control, as described in the 2025 Omnibus Incentive Compensation Plan, will not be considered a reduction in the exercise price or base price, as applicable, or “repricing” of such Option or SAR.
Types of Awards
The 2025 Omnibus Incentive Compensation Plan allows for grants of: (i) options, including incentive stock options qualified as such under US federal income tax laws (“Incentive Stock Options”) and options that do not qualify as Incentive Stock Options (“Nonqualified Stock Options” and, together with Incentive Stock Options, “Options”), (ii) stock appreciation rights (“SARs”), (iii) restricted shares, (iv) RSUs, (v) deferred share units (“DSUs”) and (vi) other equity-based or equity-related awards (clauses (i) through (vi) collectively, “Awards”). Furthermore, Awards may be granted (as determined by the Compensation Committee) subject to criteria or criterion related to the performance of the Company, its subsidiaries, affiliates, divisions, operational units or any combination thereof.
Options
An Option represents the right to purchase a number of ordinary shares of the Company at a fixed per share exercise price. The per share exercise price of ordinary shares subject to an Option may not be less than 100% of the grant date fair market value of such ordinary share (determined based on the closing sales price of ordinary shares on the applicable exchange) or, for certain Incentive Stock Options, 110% of the grant date fair market value of such ordinary share. Except as otherwise provided in the applicable award agreement and the other terms of the 2025 Omnibus Incentive Compensation Plan, an Option may only be exercised to the extent that it has vested at the time of exercise and in no event will such Option be exercisable after the tenth anniversary of the applicable grant date. Payment of the aggregate exercise price for exercised Options may be made in cash (or its equivalent) or, in the Compensation Committee’s discretion, through any other methods approved by the Compensation Committee.
SARs
A SAR is an unfunded and unsecured promise to deliver, for each right exercised, an amount equal in value of the excess, if any, of the fair market value per ordinary share over the base price per ordinary share of the SAR, payable in ordinary shares, cash, other securities, other Awards or other property. The base price of SARs may not be less than 100% of the grant date fair market value of such ordinary share (determined based on the closing sales price of ordinary shares on the applicable exchange). Except as otherwise provided in the applicable award agreement and the other terms of the 2025 Omnibus Incentive Compensation Plan, a SAR may only be exercised to the extent that it has vested and in no event will such SAR be exercisable after the tenth anniversary of the grant date.
Restricted shares
Restricted shares are ordinary shares that are subject to certain transfer restrictions, forfeiture provisions and other terms and conditions set forth in the 2025 Omnibus Incentive Compensation Plan and the applicable award agreement.
RSUs
RSUs represent an unfunded and unsecured promise to deliver ordinary shares, which may be paid in cash, other securities, other Awards or other property upon the satisfaction of the applicable vesting conditions (including any performance criteria) or such other date or upon such other event specified in the award agreement. RSUs are granted with respect to a specified number of ordinary shares (or a number of ordinary shares determined pursuant to a specified formula).
DSUs
DSUs represent an unfunded and unsecured promise to deliver ordinary shares, which may be paid in cash, other securities, other Awards or other property, but are not subject to vesting conditions, on a specified date or upon such other event specified in the applicable award agreement. DSUs are granted with respect to a specified number of ordinary shares (or a number of ordinary shares determined pursuant to a specified formula).
Other equity-based or equity-related awards
The Compensation Committee may grant to Participants other equity-based or equity-related Awards (whether payable in cash, equity or otherwise, including fully vested ordinary shares) in such amounts and subject to such terms and conditions as the Compensation Committee may determine.
Substitute Awards
The Compensation Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its affiliates or a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines (“Substitute Awards”). However, no Substitute Awards may be granted in a manner that would violate the prohibitions on repricing of Options and SARs summarized under “—Prohibition on repricing”. The number of ordinary shares underlying any Substitute Awards will not be counted against the Plan Share Limit (other than with respect to Incentive Stock Options).
Adjustments
In the event of any extraordinary dividend or other extraordinary distribution, recapitalization, rights offering, share division or combination, stock split, reverse stock split, split-up or spin-off, the Compensation Committee will equitably adjust any or all of (i) the number of ordinary shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Plan Share Limit, and (ii) the terms of any outstanding Award so as to prevent the enlargement or diminishment of the benefits provided thereunder, including (1) the number of ordinary shares or other securities of the Company (or number and kind of other securities or property) subject to such Award or to which such Award relates, (2) the exercise price or base price, if applicable, with respect to such Award and (3) the vesting terms (including any performance criteria) applicable to such Award. The Compensation Committee will determine the method and manner in which to effect such equitable adjustment.
Further, if the Compensation Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of ordinary shares or other securities of the Company, issuance of warrants or other rights to purchase ordinary shares or other securities of the Company, or other similar corporate transaction or other unusual or non-recurring event affects the ordinary shares of the Company such that an adjustment is determined by the Compensation Committee in its discretion to be appropriate or desirable, then the Compensation Committee may (i) in such manner as it may deem appropriate or desirable, equitably adjust any or all of (1) the number of ordinary shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Plan Share Limit, and (2) the terms of any outstanding Award, including (x) the number of ordinary shares or other securities of the Company (or number and kind of other securities or property) subject to such Award or to which such Award relates, (y) the exercise price or base price, if applicable, with respect to any Award and (z) the vesting terms (including any performance criteria) applicable to such Award, (ii) if deemed appropriate or desirable by the Compensation Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the fair market value of the ordinary shares subject to such Option or SAR over the aggregate exercise price of such Option or base price of a SAR, (iii) if deemed appropriate or desirable by the Compensation Committee, cancel and terminate any Option or SAR having an exercise price or base price per ordinary share, as applicable, equal to, or in excess of, the fair market value of an ordinary share subject to such Option or SAR without any payment or consideration therefor or (iv) in the case of an outstanding Option or SAR, establish a date upon which such award will expire unless exercised.
Treatment upon change of control
For purposes of the 2025 Omnibus Incentive Compensation Plan, “change of control” means the occurrence of any of the following events: (i) during any period of 24 consecutive calendar months, the non-employee directors on the first day of such period cease to constitute a majority of the directors; (ii) the consummation of a merger, consolidation, statutory share exchange or similar form of transaction involving the Company or any of its subsidiaries or the sale, transfer or other similar disposition for value of all or substantially all of the assets of the Company and its subsidiaries; (iii) the approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company; or (iv) any person becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company. Unless otherwise provided in an award agreement, in the event of a change of control, if the successor company assumes or substitutes an outstanding Award (or in which the Company is the ultimate parent corporation and continues the Award), then such Award will be continued in accordance with its applicable terms (including vesting conditions). However, if the Participant’s employment or service is terminated by the Company without “cause”, due to the Participant’s resignation for “good reason” or due to the Participant’s death or disability, in each case, concurrent with or within two years following the date of such change of control, then the unvested portion of such Award (or substitute therefor) will immediately vest in full upon such termination date.
Unless otherwise provided in an award agreement, in the event of a change of control, unless provision is made in connection with the change of control for assumption, substitution or continuation of an outstanding Award, the vesting of such Award will accelerate and all restrictions will lapse as of immediately prior to the change of control, and all Awards subject to unsatisfied performance criteria will automatically vest in full (with applicable performance criteria deemed achieved at target level of achievement).
Tax withholding
The Company or any of its affiliates have the right to withhold from any Award, from any payment due or transfer made under any Award or under the 2025 Omnibus Incentive Compensation Plan or from any compensation or other amount owing to a Participant, the amount (in cash, ordinary shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the 2025 Omnibus Incentive Compensation Plan. Subject to the Compensation Committee’s discretion, a Participant may satisfy, in whole or in part, the applicable tax withholding liability by (i) delivery of ordinary shares owned by the Participant, (ii) having the Company withhold from the number of ordinary shares otherwise issuable pursuant to the Award a number of ordinary shares equal to such tax withholding liability, (iii) the Participant tendering to the Company an amount in cash equal to such tax withholding liability or (iv) any other method determined by the Compensation Committee that is permissible under applicable law.
Limitations on transfer of Awards
Except as otherwise specified in the applicable award agreement, during a Participant’s lifetime, each Award is exercisable only by the Participant, and no Award (and any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution. The Board of Directors or the Compensation Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability. In no event may any Award be transferred in any way in exchange for value.
Clawback
The Company may require a Participant to forfeit, return or reimburse the Company for all or a portion of an Award and any amounts paid thereunder in accordance with the terms of the Clawback Policy or as necessary or appropriate to comply with applicable law.
Amendment and termination
Subject to applicable law, the Compensation Committee may amend, modify or terminate the 2025 Omnibus Incentive Compensation Plan without the approval of the Company’s shareholders, except that shareholder approval will be required for any amendment that would (i) increase the Plan Share Limit and non-employee director pay limit under the 2025 Omnibus Incentive Compensation Plan (except for any increase in connection with certain corporate events), (ii) materially expand the class of employees or other individuals eligible to participate in the 2025 Omnibus Incentive Compensation Plan, (iii) extend the expiration date of the 2025 Omnibus Incentive Compensation Plan or (iv) result in repricing of an Option or SAR. Without the written consent of an affected Participant, no action by the Compensation Committee or the Board of Directors in connection with any Award or the 2025 Omnibus Incentive Compensation Plan, as the case may be, may materially and adversely affect the rights of such Participant under such Award, except that such action may be taken to cause an Award or the 2025 Omnibus Incentive Compensation Plan, as the case may be, to comply with applicable law. Subject to the terms of applicable law and the charter of the Compensation Committee, the Compensation Committee may delegate to one or more officers of the Company or any affiliate the authority to approve amendments to the 2025 Omnibus Incentive Compensation Plan to (A) conform the 2025 Omnibus Incentive Compensation Plan to applicable law, (B) facilitate the administration of the 2025 Omnibus Incentive Compensation Plan on a ministerial basis and (C) clarify provisions based on the Compensation Committee’s interpretation of the 2025 Omnibus Incentive Compensation Plan.
Term
The 2025 Omnibus Incentive Compensation Plan will become effective as of the date of approval (if so approved) by the Company’s shareholders and will remain in effect for a period of ten years (unless earlier terminated in accordance with its terms). Unless otherwise expressly provided in the 2025 Omnibus Incentive Compensation Plan or in the applicable award agreement, Awards granted prior to the termination of the 2025 Omnibus Incentive Compensation Plan will continue thereafter.
Governing law
Except as otherwise required by applicable law, the validity, construction and effect of the 2025 Omnibus Incentive Compensation Plan and any rules and regulations relating thereto and any award agreement will be governed, interpreted and enforced in accordance with its express terms, and otherwise in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.
US federal income tax information
The following is a brief summary of the US federal income tax consequences of the 2025 Omnibus Incentive Compensation Plan generally applicable to the Company and to Participants who are subject to US federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any US gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Nonqualified Stock Options. A Participant generally will not recognize taxable income upon the grant or vesting of a Nonqualified Stock Option with an exercise price at least equal to the fair market value of the ordinary shares on the date of grant and no additional deferral feature. Upon the exercise of a Nonqualified Stock Option, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the ordinary shares underlying the Nonqualified Stock Option on the date of exercise and the exercise price of the Nonqualified Stock Option. When a Participant sells the ordinary shares, the Participant will have short- or long-term capital gain or loss, as the case may be, equal to the difference between the amount the Participant received from the sale and the tax basis of the ordinary shares sold. The tax basis of the ordinary shares generally will be equal to the greater of the fair market value of the ordinary shares on the exercise date or the exercise price of the Nonqualified Stock Option.
Incentive Stock Options. A Participant generally will not recognize taxable income upon the grant of an Incentive Stock Option. If a Participant exercises an Incentive Stock Option during employment or within three months after employment ends (one year in the case of permanent and total disability), the Participant will not recognize taxable income at the time of exercise for regular US federal income tax purposes (although the Participant generally will have taxable income for alternative minimum tax purposes at that time as if the Incentive Stock Option were a Nonqualified Stock Option). If a Participant sells or otherwise disposes of the ordinary shares acquired upon exercise of an Incentive

Stock Option after the later of (i) one year from the date the Participant exercised the Incentive Stock Option and (ii) two years from the grant date of the Incentive Stock Option, the Participant generally will recognize long-term capital gain or loss equal to the difference between the amount the Participant received in the disposition and the exercise price of the Incentive Stock Option. If a Participant sells or otherwise disposes of ordinary shares acquired upon exercise of an Incentive Stock Option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition”, and the Participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the ordinary shares on the date of exercise over the exercise price of the Incentive Stock Option (or, if less, the excess of the amount realized on the disposition of the ordinary shares over the exercise price of the Incentive Stock Option). The balance of the Participant’s gain on a disqualifying disposition, if any, will be taxed as short- or long-term capital gain, as the case may be.
With respect to both Nonqualified Stock Options and Incentive Stock Options, special rules apply if a Participant uses ordinary shares already held by the Participant to pay the exercise price or if the ordinary shares received upon exercise of the Nonqualified Stock Option or Incentive Stock Option are subject to a substantial risk of forfeiture by the Participant.
SARs. A Participant generally will not recognize taxable income upon the grant or vesting of a SAR with a base price at least equal to the fair market value of an ordinary share on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the ordinary shares underlying the SAR on the date of exercise and the base price of the SAR.
Restricted shares and RSUs. A Participant generally will not have taxable income upon the grant of restricted shares or RSUs. Instead, the Participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the ordinary shares or cash received less any amount paid. For restricted shares, a Participant may instead elect to be taxed at the time of grant (as may be approved in the sole discretion of the Compensation Committee in accordance with the terms of the 2025 Omnibus Incentive Compensation Plan).
DSUs. A Participant generally will not have taxable income upon the grant of DSUs. Instead, the Participant will recognize ordinary income at the time of payout equal to the fair market value on the payout date of the ordinary shares or cash received less any amount paid.
Tax consequences to the Company. In the foregoing cases, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a Participant recognizes ordinary income, subject to limitations imposed under the Code.
Section 162(m) of the Code. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for US federal income tax purposes for compensation in excess of $1,000,000 per year per person to certain covered employees designated in Section 162(m) of the Code, including, among others, its chief executive officer, chief financial officer and the next three most highly compensated executives of such corporation whose compensation is required to be disclosed in its proxy statement.
Section 409A of the Code. The Company intends that Awards comply with, or otherwise be exempt from, Section 409A of the Code, but makes no representation or warranty to that effect.
Consequences of failing to approve Resolution 15
If Resolution 15 is not approved by shareholders, then the Contingent Awards will be canceled for no consideration, and the Company will continue to grant equity awards in the ordinary course and in amounts consistent with past practice, including to the Named Executive Officers, under the LTIP pursuant to its current terms.
Vote required
Approval of Resolution 15 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 15. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 15.

Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the approval of the 2025 Omnibus Incentive Compensation Plan.
New plan benefits
The table below sets forth the information with respect to the Contingent Awards granted to each of the Named Executive Officers, executive officers as a group, non-executive directors as a group and all other employees of the Company as a group under the 2025 Omnibus Incentive Compensation Plan.

Name and position	Dollar value ($)(1)	Number of units (#)(2)
Christopher Bogart	—	—
Co-Founder and Chief Executive Officer
Jonathan Molot	—	—
Co-Founder and Chief Investment Officer
Jordan Licht	300,000	20,944
Chief Financial Officer
Aviva Will	300,000	20,944
President
Elizabeth O’Connell	300,000	20,944
Chief Strategy Officer
Executive officers as a group (nine individuals)	1,799,500	125,928
Non-executive directors as a group (five individuals)	—	—
Non-executive officer employees as a group	10,947,204	766,074

* Numbers may not foot due to rounding of fractional ordinary shares.
(1)Reflects the approximate aggregate value of the ordinary shares underlying the Contingent Awards based on a closing price per ordinary share of $14.29 as of March 3, 2025.
(2)Reflects the approximate aggregate number of ordinary shares underlying the Contingent Awards (for PSUs, assuming achievement of applicable performance criteria) based on a closing price per ordinary share of $14.29 as of March 3, 2025. The table below sets forth the mix of RSUs and PSUs underlying each Contingent Award.

Name and position	Number of RSUs (#)	Number of PSUs (#)
Christopher Bogart	—	—
Co-Founder and Chief Executive Officer
Jonathan Molot	—	—
Co-Founder and Chief Investment Officer
Jordan Licht	10,497	10,497
Chief Financial Officer
Aviva Will	10,497	10,497
President
Elizabeth O’Connell	10,497	10,497
Chief Strategy Officer
Executive officers as a group (nine individuals)	62,964	62,964
Non-executive directors as a group (five individuals)	—	—
Non-executive officer employees as a group	766,074	—

RESOLUTION 16—APPROVAL OF NQDC PLAN AMENDMENT
Background
The Company maintains the NQDC Plan, which is designed to align with common US deferred compensation practices and permit eligible employees and directors to defer receipt and delay the taxation of certain components of compensation. Employees and directors have a range of investment options, in which they may invest the compensation they defer, one of which is the Company’s ordinary shares. Should employees elect to invest their deferred compensation into the Company’s ordinary shares, the Company provides a matching contribution of 33.33% on such deferrals by employees (but not directors), subject to a vesting period, as an incentive to encourage employee ownership of the Company’s ordinary shares. This Resolution 16 authorizes the issuance of ordinary shares of the Company to fulfill the Company’s obligations under the NQDC Plan.
On February 12, 2025, the Board of Directors, subject to shareholder approval at the 2025 AGM, unanimously approved and adopted the NQDC Plan Amendment that provides that 6,600,000 ordinary shares will be authorized for issuance under the NQDC Plan (subject to the other terms and conditions of the NQDC Plan) (the “NQDC Plan Share Limit”). The Company may allocate (i) 5,000,000 ordinary shares of the NQDC Plan Share Limit to settle cash deferrals (which are value-neutral) and (ii) 1,600,000 ordinary shares of the NQDC Plan Share Limit to settle the Company’s matching credits. Ordinary shares issued to settle deferred RSUs and/or PSUs are considered issued under the corresponding long-term incentive plan (including the 2025 Omnibus Incentive Plan, if approved) under which the original RSU and/or PSU was granted (and therefore reduce the number of ordinary shares available for issuance under such plan in accordance with such plan’s terms). The Company believes that the ability to settle certain deferred amounts in, and to provide discretionary matching amounts for deferrals allocated to, the Company’s ordinary shares are important tools that further align participants’ compensation with the Company’s long-term business goals, maximize shareholder value and allow the Company to remain competitive with companies with which the Company competes for executive and other key service provider talent.
In addition, the Company believes that settlement in the Company’s ordinary shares under the NQDC Plan is an important part of its overall compensation program and wants to ensure that its compensation practices under the NQDC Plan align with the Company’s listing structure, filing and exchange requirements, business strategy and objectives and employee base, with a sufficient number of ordinary shares available to attract, retain, award and motivate its officers, directors and employees.
In this Resolution 16, the Company’s shareholders are requested to approve the NQDC Plan as amended by the NQDC Plan Amendment and, if approved, the NQDC Plan Amendment will be effective as of February 12, 2025.
Summary of the NQDC Plan and the NQDC Plan Amendment
A summary of the material terms of the NQDC Plan and the NQDC Plan Amendment is set forth in this Proxy Statement. This summary does not purport to be a complete description of the NQDC Plan or the NQDC Plan Amendment and is qualified in its entirety by reference to the NQDC Plan included as Annex B to this Proxy Statement and the NQDC Plan Amendment included as Annex C to this Proxy Statement, which are incorporated by reference into this Resolution 16.
Purpose
The purpose of the NQDC Plan is to attract and retain employees and non-employee directors by providing them with an opportunity to defer receipt of a portion of certain elements of their compensation. The NQDC Plan constitutes an unsecured promise by certain affiliates of the Company, as specified in the NQDC Plan (the “Participating Employers”), to pay benefits in the future, for which each Participating Employer shall be solely responsible. NQDC Plan Participants (as defined below) shall have the status of general unsecured creditors of the applicable Participating Employer.
Administration
The Compensation Committee administers the NQDC Plan and has the authority to make, amend, interpret and enforce all appropriate rules and regulations for administration of the NQDC Plan and to utilize its discretion to decide or resolve any and all questions, including eligibility for benefits and interpretations of the NQDC Plan and its terms, resolution of ambiguities and correction of drafting errors, as may arise in connection with the NQDC Plan. The

Compensation Committee is responsible for establishing any rules, regulations, policies or practices that it deems necessary or appropriate with respect to Section 16 Officers (as defined below).
Eligible persons
The NQDC Plan provides that (i) select management and other highly compensated employees whose eligibility is determined by the Compensation Committee, (ii) all employees subject to the reporting requirements of Section 16(b) of the Exchange Act (“Section 16 Officers”) and (iii) non-employee directors, in each case, are eligible to participate in the NQDC Plan (clauses (i) through (iii), collectively, the “NQDC Plan Participants”). As of March 3, 2025, the number of persons eligible to participate was approximately 46 select management and other highly compensated employees, ten Section 16 Officers and five non-employee directors.
Ordinary share limit
Subject to approval by the Company’s shareholders at the 2025 AGM, the NQDC Plan Amendment provides that the maximum aggregate number of ordinary shares that may be issued under the NQDC Plan (subject to the terms thereof) will be 6,600,000.
Deferrals
NQDC Plan Participants may elect to defer certain components of compensation in accordance with the terms and conditions of the NQDC Plan, including terms with respect to amounts deferred, form of compensation deferred and timing of deferral elections. NQDC Plan Participants may elect to notionally invest deferrals of cash compensation in investment options that are available from time to time under the NQDC Plan, including in the Company’s ordinary shares.
RSUs and PSUs granted under the LTIP (or any successor plan, including the 2025 Omnibus Incentive Compensation Plan if approved by shareholders at the 2025 AGM) that are deferred by a NQDC Plan Participant remain subject to repayment, clawback and forfeiture in accordance with the Company’s policies in effect from time to time and applicable law. RSUs and PSUs deferred in accordance with the NQDC Plan may not be settled earlier than the fifth anniversary of the applicable grant date.
Matching credits
For an applicable calendar year, if a NQDC Plan Participant elects to defer a cash amount and notionally invest such deferred cash amount into the Company’s ordinary shares, then the Company may, in its discretion, credit an additional matching amount to such NQDC Plan Participant’s account, subject to the terms and conditions of the NQDC Plan. Matching credits vest 100% on the second anniversary of the first day of the trading period with respect to which the matching credit was made, subject to the NQDC Plan Participant’s continued service through such vesting date. Matching credits are forfeited upon any separation from service (other than death or retirement) prior to the applicable vesting date. Dividends and dividend equivalents are treated as earnings and not a separate award or matching credit.
Payments
NQDC Plan Participants must elect the form and timing of payment of deferred amounts (and matching credits, if any) in accordance with the terms of the NQDC Plan. Cash deferrals notionally invested in the Company’s ordinary shares (and matching credits, if any) may, upon payment of such balances, be settled in the Company’s ordinary shares at the Company’s sole discretion.
Investments
The Compensation Committee retains authority to determine the investment options available under the NQDC Plan. To the extent a NQDC Plan Participant does not make an election to notionally invest deferred amounts, the Compensation Committee will allocate such amounts to an investment option in its discretion.

Amendment and termination
The Company, the Board of Directors, the Compensation Committee or the Compensation Committee’s duly authorized designee may at any time and for any reason, prospectively or retroactively, amend the NQDC Plan or terminate the NQDC Plan and pay NQDC Plan Participants and their beneficiaries their account balances in a single lump sum. No amendment or termination will be given effect to the extent that it triggers tax under Section 409A of the Code. Each Participating Employer may also terminate its participation in the NQDC Plan.
No amendment will reduce the vested account balances of any NQDC Plan Participant accrued as of the date of any such amendment. The Compensation Committee may delegate to another committee (including a committee consisting of one or more members of executive management of a Participating Employer) or to certain officers of the Company or of a Participating Employer the authority to amend the NQDC Plan without the consent of the Compensation Committee to (i) conform the NQDC Plan to the requirements of applicable law, (ii) facilitate the administration of the NQDC Plan, (iii) clarify provisions based on the Compensation Committee’s interpretation of the NQDC Plan’s documents or (iv) make any other amendments authorized by the Board of Directors.
Nonassignability
No interest of any NQDC Plan Participant, or his or her spouse or beneficiary, under the NQDC Plan and no benefit payable thereunder may be assigned as security for a loan, and any such purported assignment will be null, void and of no effect and no such interest or such benefit may be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any NQDC Plan Participant, or his or her spouse or beneficiary.
The Company may assign any or all its liabilities under the NQDC Plan in connection with any restructuring, recapitalization, sale of assets or other similar transactions affecting a Participating Employer without the consent of the applicable NQDC Plan Participant.
Governing law
Subject to applicable law, the construction and administration of the NQDC Plan are governed by the laws of the State of New York, without regard to conflict principles that might otherwise point to the law of a different jurisdiction.
Vote required
Approval of Resolution 16 requires that a simple majority of the votes cast by persons entitled to vote must be cast FOR Resolution 16. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 16.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the approval of the NQDC Plan Amendment.
New plan benefits
For the NQDC Plan and the NQDC Plan Amendment, the information related to issued equity securities is set forth under “Item 12. Security ownership of certain beneficial owners and management and related stockholder matters” of the 2024 Form 10-K. No other grants were made subject to, or related to shareholder approval of, this Resolution 16.

RESOLUTIONS 17 AND 18—DISAPPLICATION OF PRE-EMPTION RIGHTS
Resolution 17
Subject to the passing of Resolution 13, to generally and unconditionally authorize the Board of Directors pursuant to article 4.5(a) of the Articles to allot and/or issue equity securities for cash pursuant to the authority granted by Resolution 13 as if article 4.1 of the Articles did not apply to the allotment or issue, as applicable, subject to the following conditions:
a.this authority shall expire (unless previously renewed, varied or revoked by the Company at a general meeting) at the close of the next annual general meeting of the Company (or, if earlier, at the close of business in Guernsey on August 13, 2026), but the Company may make an offer or agreement that would or might require equity securities to be allotted and/or issued after expiry of this authority, and the Board of Directors may allot and/or issue equity securities in pursuance of such offer or agreement, as if this authority had not expired;
b.this authority shall be limited to:
(i)the allotment and/or issue of equity securities in connection with any pre-emptive offer of equity securities to (x) holders of ordinary shares in proportion (as nearly as practicable) to their existing shareholdings and (y) persons or entities who are holders of other equity securities if this is required by the rights of such equity securities or, if the Board of Directors considers it necessary or appropriate, as permitted by the rights of such equity securities, and, in doing so, the Board of Directors may impose any limits or restrictions and make any arrangements or take any actions in connection therewith that it considers necessary or appropriate to deal with treasury shares, fractional entitlements, record dates and/or legal, regulatory or practical issues in, or under the laws of, any jurisdiction or any other matter arising in connection with such offer;
(ii)in the case of the authority granted under Resolution 13(a)(i)(1), the allotment and/or issue of equity securities (otherwise than pursuant to clauses (b)(i) and (b)(iii) of this Resolution 17) up to an aggregate number of 21,942,190 ordinary shares; and
(iii)when any allotment and/or issue of equity securities is or has been made pursuant to clause (b)(ii) (a “clause (b)(ii) allotment/issue”), the allotment and/or issue of additional equity securities (also pursuant to the authority granted under Resolution 13(a)(i)(1)) up to an aggregate number of 20% of the number of ordinary shares allotted and/or issued pursuant to such clause (b)(ii) allotment/issue, provided that any allotment or issue, as the case may be, pursuant to this clause (b)(iii) is for the purposes of a follow-on offer determined by the Board of Directors to be of a kind contemplated by paragraph 3 of section 2B of the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of publication of this Proxy Statement; and
c.this authority applies, in relation to a sale of ordinary shares which is an allotment and/or issue of equity securities by virtue of article 4.2 of the Articles, as if the words “pursuant to the authority granted by Resolution 13” were omitted in the first paragraph of this Resolution 17.
Resolution 18
Subject to the passing of Resolution 13 and in addition to any authority granted under Resolution 17, to generally and unconditionally authorize the Board of Directors pursuant to article 4.5(a) of the Articles to allot and/or issue equity securities for cash pursuant to the authority granted by Resolution 13 as if article 4.1 of the Articles did not apply to the allotment or issue, as applicable, subject to the following conditions:
a.this authority shall expire (unless previously renewed, varied or revoked by the Company at a general meeting) at the close of the next annual general meeting of the Company (or, if earlier, at the close of business in Guernsey on August 13, 2026), but the Company may make an offer or agreement that would or might require equity securities to be allotted and/or issued after expiry of this authority, and the Board of Directors may allot and/or issue equity securities in pursuance of such offer or agreement, as if this authority had not expired;
b.this authority, in the case of the authority granted under Resolution 13(a)(i)(1), shall be limited to:
(i)the allotment and/or issue of equity securities (otherwise than pursuant to clause (b)(ii)) up to an aggregate number of 21,942,190 ordinary shares, provided that the allotment or issue, as the case may be, pursuant to this clause (b)(i) is for the purposes of financing (or refinancing, if the authority is used within 12 months of the original transaction) a transaction which the Board of Directors determines to be an acquisition or specified capital investment of a kind contemplated by the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of publication of this Proxy Statement; and
(ii)when any allotment and/or issue of equity securities is or has been made pursuant to clause (b)(i) (a “clause (b)(i) allotment/issue”), the allotment and/or issue of equity securities up to an aggregate number of 20% of the number of ordinary shares allotted and/or issued pursuant to such clause (b)(i) allotment/issue, provided that any allotment or issue, as the case may be, pursuant to this clause (b)(ii) is for the purposes of a follow-on offer determined by the Board of Directors to be of a kind contemplated by paragraph 3 of section 2B of the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of publication of this Proxy Statement; and
c.this authority applies, in relation to a sale of ordinary shares which is an allotment and/or issue of equity securities by virtue of article 4.2 of the Articles, as if the words “pursuant to the authority granted by Resolution 13” were omitted in the first paragraph of this Resolution 18.
Background information
The Articles provide that, subject to certain exceptions, before the Board of Directors may (i) allot and/or issue ordinary shares, (ii) grant rights to subscribe for, or convert securities into, ordinary shares for cash or (iii) allot and/or issue equity securities for cash, the Board of Directors must first offer them to existing shareholders in proportion (as nearly as practicable) to their existing shareholdings. There may be occasions when the Board of Directors needs the flexibility to finance business opportunities by allotting and/or issuing ordinary shares, granting rights to subscribe for, or convert securities into, ordinary shares or allotting and/or issuing equity securities without a pre-emptive offer to existing shareholders, and this can be done if the shareholders have first given a limited waiver of their pre-emption rights.
Resolutions 17 and 18 ask shareholders to grant this limited waiver of their pre-emption rights and are proposed as special resolutions. As discussed above, this is consistent with UK market practice and the guidance issued by the UK Pre-Emption Group.
Resolution 17 contains a three-part waiver. The first part is limited to the allotment and/or issue of ordinary shares for cash on a pre-emptive basis to allow the Board of Directors to make appropriate exclusions and other arrangements to resolve legal, regulatory or practical issues that might arise in relation to overseas shareholders, for example. The second part is limited to the allotment and/or issue of ordinary shares for cash up to an aggregate number of 21,942,190 ordinary shares (which includes the sale on a non-pre-emptive basis of any ordinary shares held in treasury), which represents approximately 10% of the Company’s issued and outstanding ordinary share capital (excluding treasury shares) at the close of business on March 3, 2025 (being the latest practicable date prior to publication of this Proxy Statement). The third part applies to the allotment and/or issue of ordinary shares for cash for the purposes of a follow-on offer when an allotment or issue, as the case may be, of ordinary shares has been made under the second waiver. It is limited to the allotment and/or issue of ordinary shares up to an aggregate number of 20% of the number of ordinary shares allotted or issued, as the case may be, under the second waiver. The follow-on offer must be determined by the Board of Directors to be of a kind contemplated by the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of this Proxy Statement. The Board of Directors confirms that it will follow the shareholder protections in section 2B and the expected features of a follow-on offer in paragraph 3 of section 2B of the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of publication of this Proxy Statement.

The waiver granted by Resolution 18 is in addition to the waiver granted by Resolution 17 and contains a two-part waiver. The first part is limited to the allotment and/or issue of ordinary shares for cash up to an aggregate number of 21,942,190 ordinary shares (which includes the sale on a non-pre-emptive basis of any ordinary shares held in treasury), which represents approximately an additional 10% of the Company’s issued and outstanding ordinary share capital (excluding treasury shares) at the close of business on March 3, 2025 (being the latest practicable date prior to publication of this Proxy Statement). The first part of the waiver may only be used for an allotment and/or issue of ordinary shares for cash for the purposes of financing (or refinancing, if the authority is used within 12 months of the original transaction) a transaction which the Board of Directors determines to be an acquisition or specified capital investment of a kind contemplated by the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of this Proxy Statement. The second part applies to the allotment and/or issue of ordinary shares for cash for the purposes of a follow-on offer when an allotment or issue, as the case may be, of ordinary shares has been made under the first part of the waiver. It is limited to the allotment and/or issue of ordinary shares up to an aggregate number of 20% of the number of ordinary shares allotted or issued, as the case may be, under the first waiver. The follow-on offer must be determined by the Board of Directors to be of a kind contemplated by the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of this Proxy Statement. The Board of Directors confirms that it will follow the shareholder protections in section 2B and the expected features of a follow-on offer in paragraph 3 of section 2B of the UK Pre-Emption Group’s Statement of Principles on Disapplying Pre-Emption Rights published most recently prior to the date of publication of this Proxy Statement.
If Resolutions 17 and 18 are passed, the waivers will expire at the close of the next annual general meeting of the Company (or, if earlier, at the close of business in Guernsey on August 13, 2026).
Vote required
Approval of each of Resolution 17 and 18 requires that not less than 75% of the votes cast by persons entitled to vote must be cast FOR each of Resolution 17 and 18. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on Resolution 17 or 18.
Board of Directors’ recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the disapplication of pre-emption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership information
The table below sets forth information with respect to the beneficial ownership of the Company’s ordinary shares as of March 3, 2025 by (i) each of the Company’s directors, (ii) each of the Named Executive Officers, (iii) all of the Company’s directors and executive officers as a group and (iv) each person known to the Company to beneficially own more than 5% of the voting outstanding equity securities of the Company. See “Resolution 15—Approval of 2025 Omnibus Incentive Compensation Plan—New plan benefits” for additional information with respect to the Contingent Awards to the Company’s executive officers under the 2025 Omnibus Incentive Compensation Plan.
The number of ordinary shares beneficially owned is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, beneficial ownership includes any ordinary shares over which an individual has sole or shared voting or investment power as well as any ordinary shares that the individual has the right to acquire within 60 days of March 3, 2025 through the exercise of any option, warrant or other right.
The percentage of ordinary shares beneficially owned is calculated on the basis of 219,421,904 ordinary shares issued and outstanding as of March 3, 2025. Ordinary shares that an individual has the right to acquire within 60 days of March 3, 2025 are deemed outstanding for purposes of computing the percentage of beneficial ownership of the individual holding such right, but are not deemed outstanding for purposes of computing the percentage of beneficial ownership of any other individual. Unless noted otherwise, (i) subject to applicable community property laws, each beneficial owner listed in the table below has sole voting and investment power with respect to all ordinary shares held by such beneficial owner and (ii) the address of each beneficial owner listed in the table below is c/o Burford Capital Limited, Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP.

Name of beneficial owner	Number of ordinary shares beneficially owned	% of ordinary shares outstanding
Directors and Named Executive Officers
Rukia Baruti Dames	4,959	*
Christopher Bogart(1)	9,194,125	4.19%
Pamela Corrie	4,445	*
Robert Gillespie	15,265	*
Christopher Halmy(2)	29,736	*
Jordan Licht(3)	—	—
Jonathan Molot(4)	9,795,823	4.46%
Elizabeth O' Connell(5)	336,542	*
John Sievwright	23,601	*
Aviva Will(6)	310,979	*
Directors and executive officers as a group (14 individuals)(7)	19,525,962	8.90%

5% or more shareholders
BlackRock, Inc.(8)	15,416,778	7.03%
Orbis Investment Management Limited(9)	11,960,545	5.45%

* Represents less than 1% of the Company’s ordinary shares issued and outstanding.
(1)Represents securities beneficially owned, indirectly, by Mr. Bogart, over which he has or shares voting and dispositive control, but does not include securities held by Ms. O’Connell, Mr. Bogart’s spouse and the Company’s Chief Strategy Officer, as to which Mr. Bogart disclaims beneficial ownership. Includes (i) 7,647,727 ordinary shares held by a limited liability company of which Mr. Bogart serves as investment manager, (ii) 452,185 ordinary shares held by a trust of which Mr. Bogart serves as a trustee, (iii) 888,563 ordinary shares held by a limited liability company of which Mr. Bogart serves as sole manager and (iv) 205,650 ordinary shares held by a US charitable foundation established by Mr. Bogart and his spouse, over which Mr. Bogart disclaims beneficial ownership. Does not include (i) 74,819 ordinary shares underlying RSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (ii) 74,819 ordinary shares underlying PSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (iii) 192,485 ordinary shares underlying RSUs that are not expected to vest within 60 days of March 3, 2025, (iv) 192,486 ordinary shares underlying PSUs (assuming achievement of applicable performance conditions) that are not expected to vest within 60 days of March 3, 2025 and (v) approximately 502,832 ordinary shares (including matching notional RSUs) representing compensation that was deferred pursuant to the NQDC Plan.
(2)Does not include 2,200 ordinary shares representing cash fees that were deferred pursuant to the NQDC Plan.
(3)Does not include (i) 80,317 ordinary shares underlying RSUs that are not expected to vest within 60 days of March 3, 2025 and (ii) 80,317 ordinary shares underlying PSUs (assuming achievement of applicable performance conditions) that are not expected to vest within 60 days of March 3, 2025.
(4)Represents securities beneficially owned, directly and indirectly, by Mr. Molot, over which he has or shares voting and dispositive control. Includes (i) 3,577,194 ordinary shares held by Mr. Molot directly, (ii) 6,000,000 ordinary shares held by a limited liability company of which Mr. Molot serves as sole manager and (iii) 218,629 ordinary shares held by a US charitable foundation established by Mr. Molot over which Mr. Molot and his spouse share voting power. Does not include (i) 74,819 ordinary shares underlying RSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (ii) 74,819 ordinary shares underlying PSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (iii) 192,485 ordinary shares underlying RSUs that are not expected to vest within 60 days of March 3, 2025, (iv) 192,486 ordinary shares underlying PSUs (assuming achievement of applicable performance conditions) that are not expected to vest within 60 days of March 3, 2025 and (v) approximately 662,933 ordinary shares (including matching notional RSUs) representing compensation that was deferred pursuant to the NQDC Plan.
(5)Represents securities beneficially owned, indirectly, by Ms. O’Connell, over which she has or shares voting and dispositive control, but does not include securities held by Mr. Bogart, Ms. O’Connell’s spouse and the Company’s Chief Executive Officer, as to which Ms. O’Connell disclaims beneficial ownership. Includes (i) 130,892 ordinary shares by a trust of which Ms. O’Connell serves as a trustee and (ii) 205,650 ordinary shares held by a US charitable foundation established by Ms. O’Connell and her spouse, over which Ms. O’Connell disclaims beneficial ownership. Does not include (i) 13,441 ordinary shares underlying RSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (ii) 13,441 ordinary shares underlying PSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (iii) 28,711 ordinary shares underlying RSUs that are not expected to vest within 60 days of March 3, 2025, (iv) 28,711 ordinary shares underlying PSUs (assuming achievement of applicable performance conditions) that are not expected to vest within 60 days of March 3, 2025 and (v) approximately 42,112 ordinary shares representing compensation that was deferred pursuant to the NQDC Plan.
(6)Does not include (i) 13,441 ordinary shares underlying RSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (ii) 13,441 ordinary shares underlying PSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) for which settlement was deferred pursuant to the NQDC Plan, (iii) 28,711 ordinary shares underlying RSUs that are not expected to vest within 60 days of March 3, 2025, (iv) 28,711 ordinary shares underlying PSUs (assuming achievement of applicable performance conditions) that are not expected to vest within 60 days of March 3, 2025 and (v) approximately 53,637 ordinary shares (including matching notional RSUs) representing compensation that was deferred pursuant to the NQDC Plan.
(7)Includes (i) for Mr. Klein, the Company’s General Counsel and Chief Administrative Officer, (1) 13,441 ordinary shares underlying RSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) and (2) 13,441 ordinary shares underlying PSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) and (ii) for Mr. Arnott, the Company’s Deputy Chief Investment Officer, (1) 13,441 ordinary shares underlying RSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes) and (2) 13,441 ordinary shares underlying PSUs that are expected to vest within 60 days of March 3, 2025 (including any ordinary shares that may be withheld for tax purposes).
(8)Based solely on the Schedule 13G filed by BlackRock, Inc. with the SEC on November 8, 2024, BlackRock, Inc. and its subsidiaries beneficially owned an aggregate of 15,416,778 ordinary shares as of September 30, 2024, and BlackRock, Inc. had sole voting power over 15,052,212 ordinary shares, shared voting power over 0 ordinary shares, sole dispositive power over 15,416,778 ordinary shares and shared dispositive power over 0 ordinary shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. The Company has also received a TR-1 notification (Standard Form for Notification of Major Holdings) (the “Form TR-1”) from BlackRock, Inc. reporting a change in voting rights attached to the Company’s ordinary shares. The Form TR-1 reports that, as of June 28, 2024, BlackRock, Inc. and certain of its subsidiaries held voting rights attached to 14,361,589 ordinary shares implying ownership of 6.55% of the Company’s issued and outstanding ordinary shares. Because the

“voting rights attached to shares” reported on Form TR-1 are not necessarily equivalent to “beneficial ownership” interests as defined under Rule 13d-3 of the Exchange Act, the table does not reflect the information reported in the Form TR-1.
(9)Based solely on the Schedule 13G/A filed by Orbis Investment Management Limited with the SEC on February 14, 2025, Orbis Investment Management Limited and Allan Gray Australia Pty Limited beneficially owned an aggregate of 11,960,545 ordinary shares as of February 14, 2025. Orbis Investment Management Limited had sole voting power over 11,819,638 ordinary shares, shared voting power over 0 ordinary shares, sole dispositive power over 11,819,638 ordinary shares and shared dispositive power over 0 ordinary shares. Allan Gray Australia Pty Limited had sole voting power over 140,907 ordinary shares, shared voting power over 0 ordinary shares, sole dispositive power over 140,907 ordinary shares and shared dispositive power over 0 ordinary shares. The address for (i) Orbis Investment Management Limited is 25 Front Street, Hamilton HM11, Bermuda and (ii) Allan Gray Australia Pty Limited is Level 2, Challis House, 4 Martin Place, Sydney NSW2000, Australia.
Delinquent Section 16(a) reports
Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, directors, executive officers and any persons holding more than 10% of a company’s ordinary shares or common stock, as applicable, are required to file with the SEC and the NYSE reports of initial ownership of such company’s ordinary shares or common stock, as applicable, and changes in ownership of such company’s ordinary shares or common stock, as applicable. In addition, copies of the Section 16 reports filed by such company’s directors and executive officers are required to be furnished to the Company.
The Company’s directors, executive officers and persons holding more than 10% of the Company’s ordinary shares were not required to comply with the requirements under Section 16(a) of the Exchange Act during the year ended December 31, 2024 as a result of the Company’s “foreign private issuer” status, as defined under the Securities Act

GENERAL INFORMATION ABOUT 2025 AGM
General information
The Notice of Annual General Meeting of Shareholders, this Proxy Statement, the 2024 Annual Report and accompanying proxy materials are furnished to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors to be voted at the Company’s annual general meeting of shareholders to be held on Wednesday, May 14, 2025, at 9:00 a.m. British Summer Time.
The 2025 AGM is being held for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders. The Company mailed its shareholders the Notice of Internet Availability containing instructions on how to access the Notice of Annual General Meeting of Shareholders, this Proxy Statement, the 2024 Annual Report and accompanying proxy materials on or about April [3], 2025.
The Company’s ordinary shares trade on both the NYSE and AIM. For purposes of this Proxy Statement, references to (i) “NYSE investors” refer those investors in the Company’s ordinary shares whose ordinary shares are registered directly through Computershare US or with a bank, broker or other nominee that settles trades on the NYSE, (ii) “AIM investors” refer those investors in the Company’s ordinary shares through depositary interests held directly through Computershare UK or with a bank, broker or other nominee that settles trades on AIM and (iii) “ordinary shares” refer, collectively, to the Company’s ordinary shares and depositary interests.
Shareholders entitled to vote
The right to attend and vote at the 2025 AGM is determined by reference to the Company’s register of shareholders. Only holders of the Company’s ordinary shares entered in the register of shareholders on the Record Date, which is the close of business on Monday, March 17, 2025, are entitled to notice of, and to attend and vote at, the 2025 AGM, or any adjournment or postponement thereof. A shareholder is entitled to vote in respect of the number of ordinary shares registered in such shareholder’s name at that time. Changes to the entries in the register of shareholders after that time will be disregarded in determining the rights of any person to attend and vote at the 2025 AGM.
Resolutions voted at 2025 AGM and Board of Directors’ recommendations
The table below sets forth the vote required for each resolution to be passed. A “majority vote” means that a simple majority of the votes cast by persons entitled to vote must be cast in favor of the resolution. A “three-quarters vote” means that not less than 75% of the votes cast by persons entitled to vote must be cast in favor of the resolution.

	Board of Directors' recommendation	Vote required	Effect of abstentions(1)	Effect of broker non-votes
Ordinary Resolutions
1. Re-elect Rukia Baruti Dames as a director	FOR	Majority vote	None	None
2. Re-elect Christopher Bogart as a director	FOR	Majority vote	None	None
3. Re-elect Pamela Corrie as a director	FOR	Majority vote	None	None
4. Re-elect Robert Gillespie as a director	FOR	Majority vote	None	None
5. Re-elect Christopher Halmy as a director	FOR	Majority vote	None	None
6. Re-elect John Sievwright as a director	FOR	Majority vote	None	None
7. Declare a final dividend of 6.25¢ (United States cents) per ordinary share	FOR	Majority vote	None	None
8. Reappoint KPMG as the Company’s external auditor and independent registered public accounting firm	FOR	Majority vote	None	Not applicable
9. Authorize the audit committee to agree to the compensation of the Company’s external auditor	FOR	Majority vote	None	Not applicable

	Board of Directors' recommendation	Vote required	Effect of abstentions(1)	Effect of broker non-votes
10. Receive the Company’s accounts and the report of the Board of Directors and the external auditor thereon	FOR	Majority vote	None	Not applicable
11. Approve, on an advisory basis, the compensation of the Named Executive Officers (“Say-on-Pay”)(2)	FOR	Majority vote	None	None
12. Approve, on an advisory basis, the frequency of future “Say-on-Pay” votes (“Say-on-Frequency”)(2)	FOR every ONE YEAR	Frequency that receives the greatest number of votes	None	None
13. Authorize the Board of Directors to allot and/or issue unissued ordinary shares in the Company	FOR	Majority vote	None	None
14. Authorize the Company to make market acquisitions of its ordinary shares	FOR	Majority vote	None	None
15. Approve the 2025 Omnibus Incentive Compensation Plan	FOR	Majority vote	None	None
16. Approve the NQDC Plan Amendment	FOR	Majority vote	None	None
Special Resolutions
17. Disapplication of pre-emption rights	FOR	Three-quarters vote	None	None
18. Disapplication of pre-emption rights for an acquisition or specified capital investment	FOR	Three-quarters vote	None	None

(1)Abstentions will be treated as a vote withheld. Under the Articles, votes cast exclude abstentions with respect to a Resolution.
(2)Resolutions 11 and 12 are advisory. Therefore, shareholder votes on the Say-on Pay and Say-on-Frequency Resolutions are not binding on and do not overrule the decisions of the Board of Directors with the result that the Board of Directors may determine to act in a manner inconsistent with the outcomes of shareholder votes. In addition, shareholder votes on the Say-on Pay and Say-on-Frequency Resolutions will not affect any compensation already paid or awarded to the Named Executive Officers. However, the Board of Directors values the opinions of the Company’s shareholders as expressed through their advisory votes on the Say-on Pay and Say-on-Frequency Resolutions and, accordingly, the Board of Directors will review and consider the voting results on such Resolutions.
Voting ordinary shares
For NYSE investors, please visit www.proxyvote.com to vote by internet or call 1-800-690-6903 to vote by phone. Voting for NYSE investors must be received no later than 11:59 p.m. Eastern Daylight Time on May 12, 2025 if voting by internet or phone. Alternatively, NYSE investors can mark, sign and date your proxy card or voting instruction form, as applicable, and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, which must be received no later than 11:59 p.m. Eastern Daylight Time on May 9, 2025.
For AIM investors, please complete and return your voting instruction form to Computershare Investor Services PLC, c/o The Pavilions, Bridgwater Road, Bristol, BS99 6ZY. The voting instruction form is available on the Company’s website at https://investors.burfordcapital.com/governance/shareholdermeetings/default.aspx and must be received by Computershare Investor Services PLC no later than 8:59 a.m. British Summer Time on May 9, 2025 in order for Computershare Investor Services PLC to submit votes on your behalf. See “—Electronic proxy appointment through CREST” for instructions for CREST members who wish to appoint a proxy or proxies through the CREST electronic appointment service. AIM investors should contact Computershare Investor Services PLC if they have any questions about the voting instruction form or proxy appointment through CREST.

If your ordinary shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, please follow their instructions.
Shareholder of record versus beneficial owner of ordinary shares held in “street name”
Shareholder of record—if your ordinary shares are registered directly in your name on the Company’s register of shareholders, you are a shareholder of record.
Beneficial owner of ordinary shares held in “street name”—if your ordinary shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, then you are a beneficial owner of ordinary shares held in “street name”. The organization holding your account is considered the shareholder of record. As a beneficial owner, you have the right to direct the organization holding your account on how to vote the ordinary shares you hold in your account.
Proxies
Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to vote on their behalf at the 2025 AGM. A shareholder may appoint more than one proxy in relation to the 2025 AGM, provided that each proxy is appointed to exercise the rights attached to a different ordinary share or ordinary shares held by such shareholder. A proxy need not be a shareholder of the Company. If you do not have a proxy form and believe that you should, or if you would like to appoint more than one proxy, please contact the Company’s registrar. For NYSE investors, please contact Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. For AIM investors, please contact Computershare Investor Services PLC, c/o The Pavilions, Bridgwater Road, Bristol, BS99 6ZY. In the case of joint holders, the vote of the first named holder in the register of shareholders of the Company who tenders a voting instruction or a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of other joint holders.
A NYSE investor may appoint a proxy or proxies by:
•Completing the information at www.proxyvote.com
•Voting by phone at 1-800-690-6903
•Marking, signing and dating your proxy card or voting instruction form, as applicable, and returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717
An AIM investor may appoint Computershare Company Nominees Limited, the custodian of the Company, to vote on the shareholder’s behalf at the 2025 AGM by:
•Completing and returning the voting instruction form, which is available on the Company’s website at https://investors.burfordcapital.com/governance/shareholdermeetings/default.aspx, to Computershare Investor Services PLC, c/o The Pavilions, Bridgwater Road, Bristol BS99 6ZY
•If you are a user of the CREST system (including CREST Personal Members), having an appropriate CREST message transmitted
AIM investors should contact Computershare if they have any questions about the voting instruction form or proxy appointment through CREST.
IMPORTANT: For NYSE investors, your vote by internet or phone must be received no later than 11:59 p.m. Eastern Daylight Time on May 12, 2025 and your proxy card or voting instruction form, as applicable, must be received no later than 11:59 p.m. Eastern Daylight Time on May 9, 2025. For AIM investors, your voting instruction form must be received no later than 8:59 a.m. British Summer Time on May 9, 2025. To appoint a proxy or to give or amend an instruction to a previously appointed proxy via the CREST system, the CREST message must be received by the agent of the Company’s registrar Computershare Investor Services PLC (3RA50) by no later than 8:59 a.m. British Summer Time on May 9, 2025.

Additional details with respect to the appointment of proxies are provided in the notes to the proxy card or voting instruction form, as applicable.
Electronic proxy appointment through CREST
CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the 2025 AGM, and any adjournment(s) or postponement(s) thereof, by using the procedures described in the CREST manual which can be viewed at www.euroclear.com/CREST. CREST personal members or other CREST-sponsored members, and those CREST members who have appointed a voting service provider(s), should contact their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.
In order for a proxy appointment or instruction made via the CREST service to be valid, the appropriate CREST message (a CREST proxy instruction) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instruction, as described in the CREST manual. The message, regardless of whether it constitutes the appointment of a proxy or is an amendment to the instruction given to a previously appointed proxy, must be transmitted so as to be received by the agent of the Company’s registrar, Computershare Investor Services PLC (3RA50) by:
•No later than 8:59 a.m. British Summer Time on May 9, 2025
•If the meeting is adjourned or postponed, no less than 48 hours (excluding any part of a non-working day) before the time appointed for the adjourned or postponed meeting at which the person named in the proxy form proposes to vote
•In the case of a poll, at the time the poll is demanded or, if the poll is to be taken more than 48 hours after it is demanded, at least 24 hours (excluding any part of a non-working day) before the time appointed for taking the poll
If the procedures above are not followed, unless the Board of Directors directs otherwise, the message shall not be treated as valid. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.
CREST members and, where applicable, their CREST sponsors or voting service provider(s) should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST proxy instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s) to procure that their CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this regard, CREST members and, where applicable, their CREST sponsors or voting service provider(s) are referred, in particular, to those sections of the CREST manual concerning practical limitations of the CREST system and timings.
The Company may treat as invalid a CREST proxy instruction in the circumstances set forth in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001, as amended.
Changing or revoking votes after submitting a proxy
If you would like to change or revoke a previously submitted vote:
•For NYSE investors, please update your preferences on www.proxyvote.com, call 1-800-579-1639 or send an electronic mail to sendmaterial@proxyvote.com
•For AIM investors, please update your preferences at www.investorcentre.co.uk or contact Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol BS99 6ZY

Attending the 2025 AGM in person
If you plan on attending the 2025 AGM in person, for logistics and security reasons, please register your intention to do so by 10:00 a.m. British Summer Time on May 8, 2025 by sending an e-mail to cosec@oak.group. If you are not a registered shareholder, please include evidence of your shareholding. The Company will only admit to the 2025 AGM (i) shareholders registered on the register of shareholders of the Company and (ii) those who have registered to attend the 2025 AGM in advance, confirmed their status as holders of the Company’s ordinary shares and received confirmation from the Company of their entitlement to attend. If you hold your ordinary shares in “street name”, you are not a registered shareholder and will not be admitted to the 2025 AGM unless you register in advance and provide evidence of your shareholding.
Quorum
Under the Articles, no business, other than the appointment of a Chair of the 2025 AGM, may be transacted at the 2025 AGM unless the requisite quorum is present in accordance with the Guernsey Companies Law. The Guernsey Companies Law provides that, subject to the provisions of the Articles, two persons holding, or representing shares by proxy holding, 5% of the total voting rights of the Company between them present at a meeting are a quorum.
A quorum is necessary to conduct business at the 2025 AGM. Your ordinary shares are part of the quorum if you have timely returned a properly executed proxy appointment form. Abstentions and broker non-votes as to particular Resolutions are counted for purposes of establishing whether a quorum is present at the 2025 AGM.
Abstentions and broker non-votes
Abstentions and broker non-votes as to particular Resolutions are counted for purposes of establishing whether a quorum is present at the 2025 AGM. Under the Articles, votes cast include votes against a Resolution and exclude abstentions and broker non-votes with respect to such Resolution.
If you are a beneficial owner, you must instruct your bank, broker or other nominee how to vote your ordinary shares. Under NYSE rules, brokers are only permitted to exercise discretionary voting authority on “routine” matters when voting instructions have not been received from a beneficial owner. On matters considered “non-routine”, brokers may not vote your ordinary shares without instruction from the beneficial owner. Ordinary shares that brokers are not authorized to vote are referred to as “broker non-votes”.
The Company believes that Resolutions 8 to 10 (inclusive) are “routine” matters for which no broker non-votes are expected. The Company believes that Resolutions 1 through 7 (inclusive) and 11 through 18 (inclusive) are “non-routine” matters. As a result, if you want your vote to be counted on “non-routine” resolutions, including the election of directors, you must instruct your bank, broker or other nominee how to vote your ordinary shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those “non-routine” resolutions.
If you are an AIM investor, Computershare Investor Services PLC will not vote your shares on your behalf on any matter, including routine matters, without instructions from you as the holder of UK depositary interests.
Corporate representatives
In the case of a shareholder that is a corporation, the proxy card or voting instruction form must be executed under its common seal or under the hand of a duly authorized officer or person or in any other manner authorized by its constitution.
Issued share capital, total voting rights and treasury shares
At the close of business on March 3, 2025 (being the latest practicable date prior to the publication of the Notice of Annual General Meeting of Shareholders), the Company’s issued and outstanding ordinary share capital (excluding treasury shares) consisted of 219,421,904 ordinary shares, entitled to one vote each.
As of March 3, 2025 (being the latest practicable date prior to publication of this Proxy Statement), the Company held 669,947 ordinary shares in treasury, which represented approximately 0.3% of the Company’s issued and outstanding ordinary share capital (excluding treasury shares).

Method for counting votes
A representative of Oak Fund Services (Guernsey) Limited will tabulate the votes and act as the Inspector of Election.
Voting results
The results of the voting at the 2025 AGM will be reported on a Current Report on Form 8-K and filed with the SEC within four business days after the end of the 2025 AGM as well as announced through a Regulatory Information Service.
Solicitation costs
The Company will pay the costs of preparing and mailing the proxy materials and the cost of solicitation of proxies on behalf of the Board of Directors. In addition, members of the Board of Directors and officers and employees of the Company may solicit proxies by mail, telephone, electronic mail, facsimile or in person. The Company will not pay directors, officers or employees any extra amounts for soliciting proxies. The Company may, upon request, reimburse brokerage firms, banks or similar entities representing “street name” holders for their expenses in forwarding the Company’s proxy materials to their clients who are “street name” holders and obtaining their voting instructions. The Company might incur other expenses in connection with the solicitation of proxies for the 2025 AGM.
Notice of Internet Availability
As a result of the Company’s transition to US domestic reporting status, the solicitation of proxies for use at the 2025 AGM is governed by US federal securities laws. The Company is using the SEC rule commonly known as “Notice and Access” that permits companies to furnish proxy materials to its shareholders over the Internet.
In accordance with the Notice and Access rules, on or about April [3], 2025, the Company sent those current shareholders of record on March 17, 2025, the Record Date for the 2025 AGM, the Notice of Internet Availability. The Notice of Internet Availability contains instructions on how to access the Notice of Annual General Meeting of Shareholders, this Proxy Statement, the 2024 Annual Report and accompanying proxy materials online. If you received the Notice of Internet Availability, you will not receive a printed copy of the proxy materials in the mail. This process reduces the environmental impact of the 2025 AGM, expedites shareholders’ receipt of the proxy materials and lowers costs.
You can access the proxy materials by following the instructions on the Notice of Internet Availability. In addition, you can request to receive the proxy materials in printed form by mail or electronically by electronic mail by following the instructions in the Notice of Internet Availability. Only one mailing with a copy of the Notice of Internet Availability (or a hard copy of the Notice of Annual General Meeting of Shareholders, this Proxy Statement, the 2024 Annual Report and accompanying proxy materials, if requested) is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of those shareholders. See “Householding” for additional information.
Requesting future electronic delivery
This Proxy Statement and the 2024 Annual Report are available on the Company’s website at https://investors.burfordcapital.com/governance/shareholdermeetings/default.aspx. If you would like to help reduce the environmental impact of the Company’s annual meetings and its costs of printing and mailing future materials, you can agree to access these documents in the future over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold shares in “street name” at www.proxyvote.com.
Once you sign up, you will continue to receive proxy materials electronically until you revoke this preference.
Questions
If you have any questions about the 2025 AGM or the proxy materials or are in doubt as to how to complete the proxy card or the voting instruction form, as applicable, please call the Burford Capital shareholder helpline between 9:00 a.m. and 5:00 p.m. local time Monday through Friday (except US and UK public holidays) at 1-800-736-3001 for NYSE investors and 0370 707 4040 for AIM investors. Calls to the Burford Capital shareholder helplines from outside the

United States or the United Kingdom, as applicable, will be charged at international rates. Other telephone provider costs may vary. Please note that calls may be monitored or recorded and that the helplines cannot provide financial advice or advice on the merits of Resolutions proposed at the 2025 AGM.
SHAREHOLDER PROPOSALS AND NOMINATIONS
Shareholder proposals under Rule 14a-8
Shareholders who wish to present a proposal in accordance with pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for inclusion in the Company’s proxy materials for the annual general meeting to be held in 2026 (the “2026 AGM”) must submit their proposal in accordance with the requirements of Rule 14a-8, including ensuring their proposal is received by the secretary of the Company at the Company’s registered office at Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP no later than the close of business on [December 4], 2025. If the date of the 2026 AGM is more than 30 days before or after [May 14, 2026], then the deadline to timely receive their proposal will be a reasonable time before the Company begins to print and mail its proxy materials relating to the 2026 AGM. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
Director nominations and other shareholder proposals
In accordance with the advance notice requirements set forth in the Articles, for director nominations or other business to be brought before the 2026 AGM by a shareholder, other than proposals under Rule 14a-8 described above, written notice to the secretary of the Company must be received at the Company’s registered office at Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP between the close of business on January 14, 2026 and the close of business on [February 13], 2026. However, if the 2026 AGM is held earlier than [April 14], 2026 or later than [July 13], 2026, a shareholder’s notice must be received not earlier than the close of business on the 120th day prior to the date of the 2026 AGM and not later than the close of business on the later of the 90th day prior to the date of the 2026 AGM or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of the 2026 AGM, the tenth day following the day on which public announcement of the date of the 2026 AGM is first made by the Company. Furthermore, such shareholder notices must comply with the additional requirements set forth in the Articles and will not be effective otherwise.
In addition to satisfying the requirements under the Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice by the same deadline as disclosed above under the advance notice requirements of the Articles and must include the information required by the Articles and Rule 14a-19 under the Exchange Act.
Process for shareholder recommendation and nomination of directors
The Nominating and Corporate Governance Committee will evaluate director candidates recommended by shareholders in the same manner as director candidates recommended by management or current members of the Board of Directors. Shareholder recommendations for candidates to the Board of Directors should be sent to Burford Capital Limited, Attention: Company Secretary, Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP. Shareholder director nominations for election at the 2026 AGM must be submitted to the Company in accordance with the procedures set forth under “—Director nominations and other shareholder proposals” and the Articles.
HOUSEHOLDING
As permitted by the Exchange Act, the Company utilizes a procedure called “householding”. If two or more shareholders share a mailing address, the Company will send only one mailing with the copy of the Notice of Internet Availability and, if a hard copy is requested, only one copy of the Notice of Annual General Meeting of Shareholders, this Proxy Statement, the 2024 Annual Report and accompanying proxy materials to those shareholders, unless one or more of them notifies the Company that they would like to receive individual copies. This practice reduces the Company’s printing and mailing costs and the environmental impact of the Company’s annual general meetings.
If one set of the Company’s proxy materials was sent to a shareholder household for use by all of the shareholders in the household and one or more of the shareholders would prefer to receive an additional set or do not wish to participate in householding, either for the 2025 AGM or in the future, please contact the Company’s secretary by (i) mailing a request to Burford Capital Limited, Attention: Company Secretary, Oak House, Hirzel Street, St. Peter Port,

Guernsey GY1 2NP or (ii) by calling +44 1481 723 450 and requesting to be connected to the Company’s secretary. Upon written or oral request to the Company’s secretary, the Company will promptly provide a separate copy of the Notice of Internet Availability or the Notice of Annual General Meeting of Shareholders, this Proxy Statement, the 2024 Annual Report and accompanying proxy materials, as applicable, in response to your request.
If multiple copies of these materials were sent to the household of a shareholder who wishes to receive one set, the shareholder may request to receive a single copy of the Notice of Internet Availability or a single copy of the Notice of Annual General Meeting of Shareholders, this Proxy Statement, the 2024 Annual Report and accompanying proxy materials, as applicable, in the future in the same manner as described above. If a bank, broker or other nominee holds your ordinary shares, you may continue to receive multiple mailings. Please contact your bank, broker or other nominee directly to discontinue multiple mailings from them.
OTHER MATTERS
The Board of Directors, at the time of the preparation of this Proxy Statement, does not intend to bring any business before the 2025 AGM other than the business described in this Proxy Statement (except items incidental to the conduct of the 2025 AGM). If any other business should be properly brought by the Board of Directors or by others before the 2025 AGM, or any adjournment or postponement thereof, the persons named as proxies in the enclosed proxy (or their substitutes) will have authority to vote, in their discretion, all ordinary shares represented by such proxies that have been received and not theretofore properly revoked.
The Company is subject to the reporting requirements under the Exchange Act and, accordingly, files certain reports with, and furnishes other information to, the SEC. Such reports and other information may be inspected free of charge at a website maintained by the SEC at www.sec.gov.
The Company maintains a website at www.burfordcapital.com and makes available free of charge, on or through the Investor Relations section of its website, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC.
Upon the written request of any shareholder of record or beneficial owner of the Company’s ordinary shares entitled to vote at the 2025 AGM, the Company will, free of charge, provide copies of its public filings with the SEC, including its audited consolidated financial statements for the year ended December 31, 2024. Requests should be directed to Burford Capital Limited, Attention: Company Secretary, Oak House, Hirzel Street, St. Peter Port, Guernsey GY1 2NP.

SCHEDULE I
NON-GAAP FINANCIAL MEASURES
This Proxy Statement contains certain financial information that is not presented in conformity with US GAAP. These non-GAAP financial measures include Burford-only and adjusted Burford-only financial measures, which are calculated and presented using methodologies other than in accordance with US GAAP and which the Company uses to supplement analysis and discussion of its consolidated financial statements prepared in accordance with US GAAP. The Company believes that the presentation of Burford-only financial measures is consistent with how management measures and assesses the performance of the Company’s reporting segments, which are evaluated by management on a Burford-only basis, and that the presentation of Burford-only and adjusted Burford-only financial measures provides valuable and useful information to investors to aid in understanding the Company’s performance in addition to its consolidated financial statements prepared in accordance with US GAAP by eliminating the effect of the consolidation. In addition, the Company’s segment reporting, which conveys the performance of its business across two reportable segments—Principal Finance and Asset Management and Other Services—is presented on a Burford-only basis. The Company refers to its segment reporting in the aggregate as “total segments”. The Company also uses additional non-GAAP financial measures, such as cash receipts, which the Company believes are an important measure of the Company’s operating and financial performance and are useful to management and investors when assessing the performance of Burford-only capital provision assets. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. The non-GAAP financial measures should not be considered in isolation from, as substitutes for, or superior to, financial measures calculated in accordance with US GAAP. The Company strongly encourages investors and shareholders to review the Company’s financial statements and periodic and current reports that it files with or furnishes to the SEC in their entirety and not to rely on any single financial measure.
In addition, the Company uses certain unaudited key performance indicators (“KPIs”), such as internal rate of return (“IRR”) and return on invested capital (“ROIC”). The KPIs are presented because the Company uses them to monitor its financial condition and results of operations and/or the Company believes they are useful to investors, securities analysts and other interested parties. The presentation of the KPIs is for informational purposes only and does not purport to present what the Company’s actual financial condition or results of operations would have been, nor does it project its financial condition at any future date or its results of operations for any future period.
Reconciliation of consolidated net income/(loss) and net realized gains/(losses) to total segments (Burford-only) net income/(loss) and net realized gains/(losses) for the period indicated

	Year ended December 31, 2024
($ in thousands)	Consolidated	Third-party interests	Total segments (Burford-only)
Net income/(loss)	$229,583	$(83,099)	$146,484
Net realized gains/(losses)	$439,665	$(112,491)	$327,174
SCH-1

Reconciliation of consolidated realizations to adjusted Burford-only realizations for the period indicated

Year ended December 31,
($ in thousands)	2024
Consolidated realizations	$907,042
Plus/(Less): Third-party interests	(260,166)
Total segments (Burford-only) total realizations	646,876
Plus/(Less): Realizations from other income on due from settlement of capital provision assets	2,704
Plus/(Less): Loss from financial liabilities at fair value through profit or loss	(2,583)
Plus/(Less): Reported realizations held at joint venture and not yet distributed	6,520
Plus/(Less): Reported realizations held at fund level and not yet distributed	840
Plus/(Less): Prior period realizations held at fund level and distributed in the current period	(13,233)
Adjusted Burford-only total realizations	641,124

Reconciliation of consolidated proceeds from capital provision assets to Burford-only proceeds from capital provision assets for the period indicated

Year ended December 31,
($ in thousands)	2024
Consolidated proceeds from capital provision assets	$991,292
Less: Third-party interests of capital provision assets	(340,232)
Plus: Loss on financial liabilities at fair value through profit or loss	(2,583)
Burford-only proceeds from capital provision assets	648,477
Reconciliation of consolidated to Burford-only cumulative realizations from concluded or partially concluded assets since inception

($ in millions)	Consolidated	Third-party interests	Burford-only
For the year ended December 31, 2024	$3,617	$(286)	$3,331
SCH-2

ANNEX A
2025 OMNIBUS INCENTIVE COMPENSATION PLAN
BURFORD CAPITAL LIMITED
2025 OMNIBUS INCENTIVE COMPENSATION PLAN
SECTION 1. Purpose. The purpose of this 2025 Omnibus Incentive Compensation Plan (as amended, supplemented or otherwise modified from time to time, the “Plan”) is to give the Company (as defined below) a competitive advantage in attracting, retaining, awarding and motivating officers, directors, employees and independent contractors, to enable such individuals to participate in the long-term growth and financial success of the Company and to provide the Company and its Affiliates (as defined below) with a share plan providing incentives directly linked to shareholder value. The Plan is intended to replace the Prior Plan (as defined below), which shall be automatically terminated and replaced and superseded by the Plan on the Effective Date (as defined below). Notwithstanding the foregoing, any awards granted under the Prior Plan shall remain in effect pursuant to their terms.
SECTION 2. Definitions. Certain defined terms used herein have definitions ascribed to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to a specified entity, (a) any other entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (b) any other entity in which the specified entity has a significant equity interest, in either case, as determined by the Committee.
“Applicable Exchange” means (a) the New York Stock Exchange, (b) AIM, a market operated by the London Stock Exchange, or (c) any other public stock market, exchange or quotation system on which the Shares may be listed or quoted.
“Applicable Law” means legal requirements relating to the Plan under corporate laws of Guernsey, U.S. federal and state securities law, the Code, the rules and regulations of the Applicable Exchange, generally accepted accounting principles or international financial reporting standards and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted, including, in each case, any published administrative guidance or position.
“Award” means any award that is permitted and granted under the Plan.
“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing an Award, which may (but need not) require execution or acknowledgment by a Participant.
“Board” means the board of directors of the Company.
“Cause” shall have the meaning ascribed to such term (or term of like import) in the Participant’s Individual Agreement or, if the Participant is not a party to any Individual Agreement or if such term (or term of like import) is not included in the Participant’s Individual Agreement, means (a) misuse of the Company’s or one of its Affiliates’ trade secrets or other confidential or proprietary information, or any trade secrets or other confidential or propriety information of any third party that is entrusted to the Company or any of its Affiliates, including of any client, customer, supplier or applicable governmental agency or authority; (b) conviction of or plea of nolo contendere to fraud, embezzlement, a felony or equivalent crime in any non-U.S. jurisdiction, or any other crime involving moral turpitude; (c) committing an act of fraud or embezzlement against the Company or any of its Affiliates; (d) gross negligence or willful misconduct in the performance of the Participant’s duties that has had or will have a material adverse effect on the Company or any of its Affiliates’ reputation or business; (e) breach of any Individual Agreement, which breach causes material harm to the Company or any of its Affiliates; (f) failure to comply with the Company’s or any of its Affiliates’ written policies or rules, which failure causes, or could cause, material harm to the Company or any of its Affiliates; (g) willful failure to perform the Participant’s assigned duties; or (h) failure to cooperate in good faith with a governmental or internal investigation of the Company, any of its Affiliates or any of their respective directors, officers or employees, if the Company or its applicable Affiliate has requested the Participant’s cooperation.
“Change of Control” means the occurrence of any of the following events:
(i) during any period of twenty-four (24) consecutive calendar months, Directors on the first day of such period (such members, the “Incumbent Directors”) cease for any reason to constitute a majority of the Directors; provided, however, that any individual becoming a member of the Board subsequent to the first day of such period whose election, appointment or nomination for election, by the Company’s shareholders was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of, or in connection with, (A) an actual or threatened proxy contest with respect to the election or removal of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of any Person or Persons (whether or not acting in concert) other than the Board or (B) agreement with any Person or Persons (whether or not acting in concert) to avoid or settle any such contest or solicitation;
(ii) the consummation of (A) a merger, consolidation, statutory share exchange or similar form of transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable (a “Reorganization”) or (B) the sale, transfer or other similar disposition for value of all or substantially all the assets of the Company and its Subsidiaries to any Person or Persons (other than (1) any disposition to an Affiliate of the Company or (2) any dividend or distribution of assets (including the stock of an Affiliate of the Company)) (a “Sale”), unless, immediately following such Reorganization or Sale, (1) all or substantially all Persons who were the “beneficial owners” (as used in Rule 13d-3 under the Exchange Act) of the securities eligible to vote for the election of the Board (“Company Voting Securities”) outstanding immediately prior to the consummation of such Reorganization or Sale continue to beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization or Sale (including a corporation or other entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Company”) in substantially the same relative proportions as their ownership, immediately prior to the consummation of such Reorganization or Sale, of the outstanding Company Voting Securities (excluding, for such purposes, any outstanding voting securities of the Continuing Company that such beneficial owners hold immediately following the consummation of the Reorganization or Sale as a result of their ownership prior to such consummation of voting securities of any corporation or other entity involved in or forming part of such Reorganization or Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Continuing Company or any entity controlled by the Continuing Company) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Company and (3) at least a majority of the members of the board of directors of the Continuing Company (or equivalent governing body) were Incumbent Directors at the time of the execution of the definitive agreement providing for such Reorganization or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization;
(iii) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (ii) above that does not otherwise constitute a Change of Control; or
(iv) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company Voting Securities;

provided, however, that, for purposes of this clause (iv), the following acquisitions shall not constitute a Change of Control: any acquisition (w) by, or directly from, the Company, (x) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates, (y) by an underwriter temporarily holding such Company Voting Securities pursuant to an offering of such securities or any acquisition by a pledgee of Company Voting Securities holding such securities as collateral or temporarily holding such securities upon foreclosure of the underlying obligation or (z) pursuant to a Reorganization that does not constitute a Change of Control for purposes of clause (ii) above.
“Clawback Policy” shall have the meaning specified in Section 9(n).
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
“Committee” means the compensation committee of the Board or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan.
“Company” means Burford Capital Limited, a non-cellular company limited by shares incorporated and registered in Guernsey under the Companies (Guernsey) Law, 2008 (as amended), or any successor thereto.
“Covered Person” shall have the meaning specified in Section 3(c).
“Director” means any non-employee member of the Board, but solely in his or her capacity as such a member of the Board.
“Director Pay Limit” shall have the meaning specified in Section 4(c).
“Disability” shall have the meaning ascribed to such term (or term of like import) in the Participant’s Individual Agreement or, if the Participant is not a party to an Individual Agreement or if such term (or term of like import) is not included in the Participant’s Individual Agreement, shall have the meaning set forth in the applicable Award Agreement or, if not defined therein, means a Participant’s inability to perform, with reasonable accommodation, the essential functions of the Participant’s position for a total of six (6) months during any twelve (12)-month period, as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company.
“DSU” means a deferred share unit that is granted under Section 6(d) and that represents an unfunded and unsecured promise to deliver Shares, but is not subject to vesting conditions in accordance with the terms of the applicable Award Agreement.
“Effective Date” shall have the meaning specified in Section 11.
“Eligible Person” shall mean any officer, employee, director or independent contractor of the Company or any of its Affiliates.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
“Exercise Price” means (a) in the case of each Option, the price specified in the applicable Award Agreement as the price per Share at which Shares may be purchased pursuant to such Option or (b) in the case of each SAR, the price specified in the applicable Award Agreement as the reference price per Share used to calculate the amount payable to the Participant pursuant to such SAR.
“Expiration Date” shall have the meaning specified in Section 11.
“Fair Market Value” means, except as otherwise provided in the applicable Award Agreement or determined by the Committee, (a) with respect to any property other than the Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Options and SARs and for purposes of Section 9(d)(ii), as of any date, (i) the closing sales price per Share as reported by the Applicable Exchange for such stock exchange for such date or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares, as reported on the Applicable Exchange (as determined by the Committee in its discretion); provided, however, that, in the case of Options and SARs, to the extent necessary to avoid the imposition of any taxes or penalties pursuant to Section 409A of the Code, such determination shall be in accordance with Section 1.409A-1(b)(5)(iv) of the Treasury Regulations, or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.
“Good Reason” shall have the meaning ascribed to such term (or term of like import) in the Participant’s Individual Agreement or, if the Participant is not a party to an Individual Agreement or if such term (or term of like import) is not included in the Participant’s Individual Agreement, means termination by the Participant of the Participant’s employment due to the occurrence, without the Participant’s express written consent (other than in connection with the termination or suspension of employment or duties for Cause or in connection with death or Disability), of any of the events or circumstances set forth in the following clauses: (i) the assignment to the Participant of duties inconsistent in any material respect with the Participant’s position, authority or responsibilities, or any other action or omission by the Company which results in a material diminution in such position, authority, duties or responsibilities; (ii) a reduction in the Participant’s annual base salary; (iii) a material reduction in the Participant’s target incentive opportunities; (iv) the Company’s failure to obtain an agreement from any successor to the Company to assume and agree to perform the Participant’s Individual Agreement (if any) in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of Applicable Law; (v) any material breach by the Company of any Individual Agreement (if any) with the Participant; or (vi) a relocation of the Participant’s principal work location by more than fifty (50) miles; provided, however, that the Participant’s employment shall not terminate due to Good Reason until (i) the Participant has given the Company written notice of the applicable condition(s) constituting Good Reason within thirty (30) days of the date the Participant has actual knowledge of such condition(s), (ii) the condition(s) remain uncured by the Company for a period of thirty (30) days following such written notice and (iii) the Participant terminates the Participant’s employment, if at all, not later than thirty (30) days after the expiration of such cure period.
“Incentive Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) and (b) is intended to qualify for special U.S. federal income tax treatment pursuant to Sections 421 and 422 of the Code and which is so designated in the applicable Award Agreement.
“Individual Agreement” means any employment, retention, consulting, change-in-control, severance, award, restrictive covenant or other similar agreement between a Participant, on the one hand, and the Company or any of its Subsidiaries or Affiliates, on the other hand, as in effect at the relevant time.
“Nonqualified Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) and (b) is not an Incentive Stock Option.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.
“Participant” means any Eligible Person and who is selected by the Committee to receive an Award under the Plan or who receives a Substitute Award pursuant to Section 4(e).
“Performance Criteria” means the criterion or criteria that the Committee may select in its discretion for purposes of any Award that relates to the performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units or any combination the foregoing.
“Person” means a “person” or “group” within the meaning of Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act.
“Plan” shall have the meaning specified in Section 1.
“Plan ISO Limit” shall have the meaning specified in Section 4(a)(ii).

“Plan Share Limit” shall have the meaning specified in Section 4(a)(i).
“Prior Plan” means the Burford Capital 2016 Long Term Incentive Plan, as amended and renewed on May 13, 2020, as in effect from time to time.
“Restricted Share” means a Share that is granted under Section 6(d) and that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified in the Plan and the applicable Award Agreement.
“Retirement” shall mean the Participant’s termination of employment in satisfaction of, and subject to the compliance with, the terms of the Company’s retirement policy, as in effect from time to time.
“RSU” means a restricted share unit that is granted under Section 6(d) and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property, subject to the satisfaction of the applicable vesting conditions in accordance with the terms of the applicable Award Agreement.
“Rule 16b-3” means Rule 16b-3 under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.
“SAR” means a stock appreciation right that is granted under Section 6(c) and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.
“SEC” means the U.S. Securities and Exchange Commission or any successor thereto and shall include the staff thereof.
“Shares” means the Company’s ordinary shares, no par value, or such other securities of the Company (a) into which such ordinary shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (b) as may be determined by the Committee pursuant to Section 4(e).
“Subsidiary” means, with respect to any Person and as of any determination date, any other Person as to which such first Person (a) owns, directly or indirectly, or otherwise controls, fifty percent (50%) or more of the total combined voting power of all classes of its shares or other similar interests of such other Person, or (b) is the sole general partner interest, or managing member or similar interest, of such other Person.
“Substitute Awards” shall have the meaning specified in Section 4(e).
“Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
SECTION 3. Administration. (a) Composition of the Committee. Subject to Applicable Law and requirements of an Applicable Exchange, the Plan shall be administered by the Committee, which shall be composed of one or more Directors, as determined by the Board.
(b) Authority of the Committee. Subject to the terms of the Plan and Applicable Law, and in addition to the other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant and all the terms and conditions of such Awards, (iii) interpret, administer, reconcile any inconsistency in, correct any fault in or supply any omission in, the Plan, any Award Agreement or any other instrument or agreement relating to, or Award made under, the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (v) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards due to the death or Disability of a Participant, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or any Award.
(c) Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate of the Company, any Participant, any holder or beneficiary of any Award and any shareholder.
(d) Indemnification. No member of the Board, the Committee or any employee of the Company or any of its Affiliates (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall, to the fullest extent permitted under Applicable Law, be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided, however, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by Applicable Law or by the Company’s memorandum and articles of incorporation or other governing documents, in each case, as may be amended from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s or any Affiliate’s memorandum and articles of incorporation or other governing documents, as a matter of Applicable Law or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
(e) Delegation of Authority. Subject to the terms of Applicable Law, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to make grants of Awards to current and prospective Eligible Persons and all necessary and appropriate decisions and determinations with respect thereto, subject to any conditions or requirements imposed by the Committee on the exercise of such delegated authority.
SECTION 4. Share Limits and Share Usage. (a) Share Limits. (i) Subject to adjustment as provided in Section 4(d), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to (A) 16,500,000 plus (B) the number of Shares subject to outstanding awards under the Prior Plan that expire or become unexercisable, or are forfeited, canceled or otherwise terminated, in each case, without delivery of Shares or cash therefor, and would have become available again for grant under the Prior Plan in accordance with its terms (the number of Shares under clauses (A) and (B), collectively, the “Plan Share Limit”).
(ii) Subject to adjustment as provided in Section 4(d), the maximum number of Shares that may be delivered upon the exercise of Incentive Stock Options shall be equal to 16,500,000 (the “Plan ISO Limit”).

(iii) Each Share with respect to which an Award is granted under the Plan shall reduce the Plan Share Limit (and, if applicable, the Plan ISO Limit) by one (1) Share. Awards that are required to be settled in cash will not reduce the Plan Share Limit.
(b) Share Usage. If, after the Effective Date, any Award (or portion thereof) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, then the number of Shares subject to such Award that were not issued with respect to such Award shall not be treated as delivered for purposes of reducing the Plan Share Limit; provided, however, that Shares (w) surrendered or tendered to the Company in payment of the Exercise Price of an Option, (x) surrendered or tendered to the Company in payment of any taxes withheld in respect of Awards, (y) subject to a SAR that are not issued in connection with its stock settlement on exercise thereof or (z) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall, in the case of clauses (w), (x), (y) and (z), be deemed issued for purposes of, and shall not be added to, the Plan Share Limit.
(c) Director Limit. No Director may be paid cash compensation or be granted Awards in any fiscal year with an aggregate value greater than (i) $1,500,000, in the case of any Director who also serves as the chair of the Board, and (ii) $750,000, in the case of any other Director (in the case of each of clauses (i) and (ii), with the value of each Award (or any other equity-based award) based on its grant date fair value (determined in accordance with generally accepted accounting principles in the United States)) (such limits, together, the “Director Pay Limit”). Any cash compensation paid or Awards (or other equity awards) granted to an individual for his or her services as an employee, or for his or her services as an independent contractor (other than as a Director), will not be subject to the Director Pay Limit. Any such compensation that is deferred will be counted toward the Director Pay Limit for the year in which it was first earned, and not when paid or settled (if later).
(d) Adjustments for Changes in Capitalization and Similar Events. (i) In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, share division or combination, stock split, reverse stock split, split-up or spin-off, the Committee shall equitably adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Plan Share Limit and the Plan ISO Limit, and (B) the terms of any outstanding Award so as to prevent the enlargement or diminishment of the benefits provided thereunder, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to such Award or to which such Award relates, (2) the Exercise Price, if applicable, with respect to such Award and (3) the vesting terms (including any Performance Criteria) applicable to such Award; provided, however, that the Committee shall determine the method and manner in which to effect such equitable adjustment.
(ii) Subject to Section 4(d)(i), in the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or other unusual or non-recurring event affects the Shares (including any Change of Control) such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (A) in such manner as it may deem appropriate or desirable, equitably adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Plan Share Limit and the Plan ISO Limit, and (2) the terms of any outstanding Award, including (x) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to such Award or to which such Award relates, (y) the Exercise Price, if applicable, with respect to any Award and (z) the vesting terms (including any Performance Criteria) applicable to such Award and (B) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such

Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR, (C) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having an Exercise Price per Share equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor or (D) in the case of an outstanding Option or SAR, establishing a date upon which such Award will expire unless exercised.
(e) Substitute Awards. Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”); provided, however, that in no event may any Substitute Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs set forth in Section 7(c). The number of Shares underlying any Substitute Awards shall not be counted against the Plan Share Limit; provided, however, that Substitute Awards issued or intended as Incentive Stock Options shall be counted against the Plan ISO Limit.
(f) Source of Shares. Any Shares delivered pursuant to an Award under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares reacquired by, or on behalf of, the Company in any manner.
SECTION 5. Eligibility. Any Eligible Person shall be eligible to be designated a Participant.
SECTION 6. Awards. (a) Types of Awards. Awards may be made under the Plan in the form of (i) Options (including Incentive Stock Options), (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) DSUs or (vi) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. The Committee shall determine all terms and conditions of each Award (including any Performance Criteria applicable thereto), which shall be set forth in the applicable Award Agreement.
(b) Options.
(i) General. Each Option shall be a Nonqualified Stock Option unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. In the case of Incentive Stock Options, the terms and conditions of such Awards shall be subject to and comply with such rules as may be prescribed by Sections 421 and 422 of the Code. If, for any reason, an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(ii) Exercise Price. The Exercise Price of each Share covered by each Option shall be not less than one hundred percent (100%) of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, that, in the case of each Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Affiliates, the Exercise Price per Share shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of the grant.
(iii) Vesting and Exercise. Except as otherwise specified in the applicable Award Agreement, each Option may only be exercised to the extent that it has vested at the time of exercise. Each Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company.

(iv) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 9(d)) an amount equal to any U.S. federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee’s discretion, through any other method (or combination of methods) approved by the Committee.
(v) Expiration. Except as otherwise set forth in the applicable Award Agreement or as required by Applicable Law, each Option shall expire immediately, without any payment, upon the earliest of the (A) tenth (10th) anniversary of the date the Option is granted, (B) first (1st) anniversary of the date on which the Participant’s employment or service with the Company and its Affiliates terminates due to death or Disability, and (C) three (3)-month anniversary of the date on which the Participant’s employment or service with the Company and its Affiliates ceases for any reason (other than due to death or Disability). In no event may an Option be exercisable after the tenth (10th) anniversary of the date the Option is granted.
(c) SARs.
(i) Exercise Price. The Exercise Price of each Share covered by a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of such Share (determined as of the date the SAR is granted).
(ii) Rights on Exercise. Except as otherwise specified in the applicable Award Agreement, each SAR may only be exercised to the extent that it has vested at the time of exercise. Each SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof.
(iii) Expiration. Except as otherwise set forth in the applicable Award Agreement or required by Applicable Law, each SAR shall expire immediately, without any payment, upon the earliest of the (A) tenth (10th) anniversary of the date the SAR is granted, (B) first (1st) anniversary of the date on which the Participant’s employment or service with the Company and its Affiliates terminates due to death or Disability, and (C) three (3)-month anniversary of the date on which the Participant’s employment or service with the Company and its Affiliates ceases for any reason (other than due to death or Disability). In no event may any SAR be exercisable after the tenth (10th) anniversary of the date the SAR is granted.
(d) Restricted Shares, RSUs and DSUs.
(i) Restricted Shares. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement. Each Restricted Share may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse.
(ii) RSUs and DSUs. Each RSU and DSU shall be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula). RSUs and DSUs shall be paid in cash, Shares, other securities, other Awards or other property upon the vesting thereof or such other date (or upon such other event) specified in the applicable Award Agreement.
(e) Other Share-Based Awards. Subject to the provisions of the Plan, the Committee shall have the authority to grant to Participants other equity-based or equity-related Awards (whether payable in cash, equity or otherwise, including fully vested Shares) in such amounts and subject to such terms and conditions as the Committee shall determine.
SECTION 7. General Award Terms. (a) Minimum Vesting. Awards granted under the Plan (other than cash-based Awards) shall vest no earlier than the first (1st) anniversary of the date on which the Award is granted; provided, however, that the Committee may grant Awards in respect of up to a maximum of five percent (5%) of the Plan Share Limit (subject to adjustment under Section 4(d)) that shall not be subject to the foregoing minimum vesting requirement. The foregoing minimum vesting requirement shall not apply to (i) Awards that vest or become exercisable due to death, Disability or in connection with a Change of Control, (ii) Substitute Awards, or (iii) Awards settled in Shares in lieu of fully vested cash-based Awards that were subject to the foregoing minimum vesting requirement.
(b) Dividends and Dividend Equivalents. Any Award (other than an Option or SAR) may provide the Participant with dividends or dividend equivalents with respect to the Shares underlying such Award, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred or vested or unvested basis, including (i) payment directly to the Participant, (ii) withholding of such amounts by the Company subject to vesting of the Award or (iii) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that any dividends and dividend equivalents with respect to Awards subject to vesting requirements shall be accumulated in a manner determined by the Committee until such Award is earned and such dividends or dividend equivalents shall be forfeited in the event such portion of such Award is forfeited.
(c) Repricing. Notwithstanding anything herein to the contrary, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be canceled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancelation or action is approved by the Company’s shareholders. For the avoidance of doubt, an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(d) or Section 8 shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR.
SECTION 8. Change of Control. (a) Unless otherwise provided in the Award Agreement evidencing the applicable Award, in the event of a Change of Control, if the successor company assumes or substitutes an outstanding Award (or in which the Company is the ultimate parent corporation and continues the Award), then such Award shall be continued in accordance with its applicable terms and vesting shall not be accelerated as described in Section 8(b); provided, however, if the Participant’s employment or service is terminated by the Company without Cause, due to the Participant’s resignation for Good Reason or due to the Participant’s death or Disability, in each case, concurrent with or within two (2) years following the date of such Change of Control, then the unvested portion of such Award (or substitute therefor) shall immediately vest in full upon such termination date. For the purposes of this Section 8(a), an Award shall be considered assumed or substituted for if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that, if such consideration received in the transaction constituting a Change of Control is not solely shares of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Award, for each Share subject thereto, shall be solely shares of the successor company or cash, in each case, substantially equal in value (determined as of the date of the Change of Control) to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, no Award shall be assumed or substituted pursuant to this Section 8(a) to the extent such action would cause an Award not otherwise “deferred compensation” within the meaning of Section 409A of the Code to become “deferred compensation” within the meaning of Section 409A of the Code.

(b) Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control after the date of the adoption of the Plan, unless provision is made in connection with the Change of Control for assumption, substitution or continuation of an outstanding Award in accordance with Section 8(a), then the vesting of such Award shall accelerate and all restrictions lapse as of immediately prior to the Change of Control, and (i) with respect to any outstanding Options or SARs then held by Participants that are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control, (ii) all Awards subject to unsatisfied Performance Criteria shall automatically vest in full as of immediately prior to such Change of Control (with applicable Performance Criteria deemed achieved at target level of achievement), and (iii) all other outstanding Awards (i.e., other than Options, SARs and Awards subject to unsatisfied Performance Criteria) then held by Participants that are unvested or subject to restrictions or forfeiture, shall automatically vest in full, all restrictions and forfeiture provisions related thereto shall lapse, in the case of each of clauses (i), (ii) and (iii), as of immediately prior to such Change of Control and such Award shall be paid or settled as soon as practicable following such Change of Control (but in no event later than sixty (60) days following such vesting). Notwithstanding any provision of this Section 8, unless otherwise provided in the applicable Award Agreement, if any amount payable pursuant to an Award constitutes “deferred compensation” within the meaning of Section 409A of the Code, then to the extent required to avoid accelerated taxation or tax penalties under Section 409A of the Code, such Award (and any other Awards that constitute deferred compensation that vested prior to the date of such Change of Control but are outstanding as of such date) shall vest and cease to be forfeitable but shall not be settled until the earliest permissible payment event under Section 409A of the Code following such Change of Control.
SECTION 9. General Provisions. (a) Nontransferability. Except as otherwise specified in the applicable Award Agreement, during the Participant’s lifetime, each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant or, if permissible under Applicable Law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided, however, that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Board or the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability; provided, however, that Incentive Stock Options shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred in any way in exchange for value. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.
(b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
(c) Share Certificates. All certificates for Shares or other securities of the Company or any of its Affiliates delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the Applicable Exchange and any Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any Applicable Law, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or share plan administrator).
(d) Withholding. (i) Authority to Withhold. A Participant may be required to pay to the Company or any of its Affiliates, and the Company or any of its Affiliates shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes, except to the extent such withholding would result in penalties under Section 409A of the Code.
(ii) Alternative Ways to Satisfy Withholding Liability. Without limiting the generality of Section 9(d)(i), subject to the Committee’s discretion, a Participant may satisfy, in whole or in part, the applicable tax withholding liability by (A) delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability, (B) having the Company withhold from the number of Shares otherwise issuable pursuant to the Award a number of Shares with a Fair Market Value equal to such withholding liability, (C) the Participant tendering to the Company an amount in cash (by check or wire transfer) equal to such withholding liability or (D) any other method determined by the Committee that is permissible under Applicable Law.
(e) Section 409A. (i) The terms of this Section 9(e) shall apply solely to the extent that any compensation or benefits payable to a Participant is subject to U.S. federal income taxes. It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.
(ii) No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.
(iii) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code), the payment of which is required to be delayed pursuant to the six (6)-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six (6)-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable Individual Agreement. For purposes of Section 409A of the Code, any right to a series of installment payments under any Award shall be treated as a right to a series of separate payments.
(iv) Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

(f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.
(g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any of its Affiliates from adopting or continuing in effect any other compensation arrangements (including other equity-based awards and cash incentive awards), and such arrangements may be either generally applicable or applicable only in specific cases.
(h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee or independent contractor of or to the Company or any of its Affiliates, nor shall it be construed as giving a Participant any rights to continued service on the Board. Further, the Company or its Affiliates may at any time dismiss a Participant from employment or discontinue any directorship or consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
(i) No Rights as Shareholder. No Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a shareholder (including the right to vote) in respect of such Restricted Shares. Except as otherwise provided in Section 4(d), Section 7(c) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.
(j) Governing Law. Except as otherwise required by Applicable Law, the validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be governed, interpreted and enforced in accordance with its express terms, and otherwise in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.
(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under Applicable Law (as determined by the Committee), such provision shall be construed or deemed amended to conform to such Applicable Law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(l) Other Laws; Restrictions on Transfer of Shares. The Committee may refuse to procure the issue or transfer any Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any Applicable Law or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of Applicable Law.

(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant or any other Person, on the other hand. To the extent that any Person acquires a right to receive payments from the Company or any of its Affiliates pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.
(n) Recoupment of Awards. Any Award Agreement may provide for recoupment by the Company of all or any portion of an Award if the Company’s consolidated financial statements are required to be restated due to noncompliance with any financial reporting requirement under Applicable Law. This Section 9(n) shall not be the Company’s exclusive remedy with respect to such matters. Notwithstanding anything to the contrary in the Plan or any Award Agreement, Awards, regardless of when granted, shall be subject to the Company’s Incentive Compensation Recovery Policy, effective as of October 2, 2023 (as may be amended from time to time, the “Clawback Policy”). The Company may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Law.
(o) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(p) Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of Applicable Law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a recipient of an Award, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such action of the Committee to make such an election and the Participant makes the election, the Participant shall notify the Committee in writing of such election within ten (10) days of filing notice of the election with the U.S. Internal Revenue Service (or any successor thereto) or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or any other applicable provision.
(q) Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company in writing of such disposition within ten (10) days of such disposition.
(r) Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of this Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.
(s) Data Protection. Subject to Applicable Law and in accordance with Company policy (and notices thereunder) in effect from time to time with respect to personal data (as applicable to the Participant), by participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan. The Company may share such information with any of its Subsidiaries or Affiliates, any trustee, its registrars, brokers, other third-party administrator or any Person who obtains control of the Company or any of its Subsidiaries or Affiliates.

(t) Right of Offset. Subject to Section 9(e) and except as otherwise required by Applicable Law or as set forth in any applicable Award Agreement or Individual Agreement, the Company or its Subsidiaries and Affiliates shall have the right to offset, against the obligation to pay amounts or issue Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment expense, advance account balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or its Subsidiaries and Affiliates pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or its Subsidiaries and Affiliates and any amounts the Committee otherwise deems appropriate.
(u) Non-U.S. Participants. In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with Applicable Law or to recognize differences in such Applicable Law. The Committee may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such Applicable Law and/or to minimize the Company’s obligations with respect to tax equalization for Participants employed or providing services outside their home country, and may prescribe, amend and rescind rules and regulations (and may delegate its authority hereunder) relating to country-specific sub-plans established for the purpose of satisfying Applicable Law or qualifying for favorable tax treatment under Applicable Law.
(v) Headings and Construction. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Whenever the words “include”, “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “but not limited to”, and the word “or” shall not be deemed to be exclusive.
SECTION 10. Amendment and Termination. (a) Amendments to the Plan. Subject to Applicable Law, the Plan may be amended, modified or terminated by the Committee without the approval of the shareholders of the Company, except that shareholder approval shall be required for any amendment that would (i) increase any of the Plan Share Limit, the Plan ISO Limit or the Director Pay Limit (except for any increase pursuant to Section 4(d)), (ii) materially expand the class of employees or other individuals eligible to participate in the Plan, (iii) extend the Expiration Date or (iv) result in repricing of an Option. No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, without such Participant’s written consent, except that, unless otherwise provided in any applicable Award Agreement or Individual Agreement, such an amendment may be made in order to comply with Applicable Law. Subject to the terms of Applicable Law and the Company’s compensation committee charter, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to approve amendments to the Plan to (A) conform the Plan to Applicable Law, (B) facilitate the administration of the Plan on a ministerial basis and (C) clarify provisions based on the Committee’s interpretation of the Plan.
(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofore granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the written consent of the applicable Participant, holder or beneficiary, except that, unless otherwise provided in any applicable Award Agreement or Individual Agreement, such an amendment may be made in order to cause the Plan or Award to comply with Applicable Law.
SECTION 11. Term of the Plan. The Plan shall be effective as of the date of its approval by the Company’s shareholders (the “Effective Date”). No Award shall be granted under the Plan after the tenth (10th)

anniversary of the Effective Date (the “Expiration Date”). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

ANNEX B
NQDC PLAN

BURFORD CAPITAL
DEFERRED COMPENSATION PLAN

AMENDMENT AND RESTATEMENT
EFFECTIVE as of November 26, 2024
The Burford Capital Deferred Compensation Plan (the “Plan”), effective as of February 1, 2021, has been amended seven times. For ease of use, Burford Capital Limited (the “Company”) desires to incorporate all of the prior amendments into a single amended and restated plan.
The Company hereby amends and restates the Burford Capital Deferred Compensation Plan, as set forth on Exhibit A hereto, effective November 26, 2024.

IN WITNESS WHEREOF, the undersigned has executed this Amendment and Restatement of the Plan as of the 26th day of November, 2024.

By: Philip Braverman

Its: Managing Director, Tax & HR

/s/ Philip Braverman

Exhibit A
AMENDED AND RESTATED BURFORD CAPITAL DEFERRED COMPENSATION PL
[See attached.]

BURFORD CAPITAL DEFERRED COMPENSATION PLAN
Effective Date February 1, 2021 Amended and Restated as of November 26, 2024

ARTICLE I
Establishment and Purpose.............................................................................................................…....B5
ARTICLE II
Definitions..............................................................................................................................................B5
ARTICLE III
Eligibility and Participation...............................................................................................................…B8
ARTICLE IV
Deferrals.................................................................................................................................................B9
ARTICLE V
Company Credits..................................................................................................................................B11
ARTICLE VI
Payments from Accounts.....................................................................................................................B12
ARTICLE VII
Valuation of Account Balances; Investments......................................................................................B15
ARTICLE VIII
Administration......................................................................................................................................B16
ARTICLE IX
Amendment and Termination...............................................................................................................B18
ARTICLE X
Informal Funding..................................................................................................................................B18
ARTICLE XI
Claims...................................................................................................................................................B19
ARTICLE XII
General Provisions...............................................................................................................................B22

ARTICLE I
Establishment and Purpose
The Compensation Committee of the Board of Directors of Burford Capital Limited (the “Company”) has approved this Burford Capital Deferred Compensation Plan, applicable to Compensation deferred under Compensation Deferral Agreements submitted on and after the Effective Date and Company Credits credited on or after the Effective Date.
The purpose of the Plan is to attract and retain key employees and non-employee directors residing in the United States and the United Kingdom by providing them with an opportunity to defer receipt of a portion of their salary, bonus, and other specified compensation. The Plan is not intended to meet the qualification requirements of Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended, but is intended to meet the requirements of Code Section 409A, and shall be operated and interpreted consistent with that intent.
The Plan constitutes an unsecured promise by a Participating Employer to pay benefits in the future. Participants in the Plan shall have the status of general unsecured creditors of the applicable Participating Employer. Each Participating Employer shall be solely responsible for payment of the benefits attributable to services performed for it. The Plan is unfunded for Federal tax purposes and is intended to be an unfunded arrangement maintained primarily for a select group of management or highly compensated employees of the Employer within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. Any amounts set aside to defray the liabilities assumed by any Participating Employer will remain the general assets of the Participating Employer, as the case may be, and shall remain subject to the claims of the Participating Employers' creditors until such amounts are paid to the Participants. The Company and any Participating Employer will ensure that, to the extent any amounts are set aside to defray the liabilities assumed by the Company or any Participating Employer, the party holding such amounts shall not know the identities of the UK Participants for which such assets are set aside or have access to information which may identify the relevant UK Participants.
ARTICLE II
Definitions
2.1Account. Account means a bookkeeping account maintained by the Committee to record the payment obligation of a Participating Employer to a Participant as determined under the terms of the Plan. The Committee may maintain an Account to record the total obligation and component Accounts and subaccounts (each of which shall also be treated as an Account, unless the context clearly indicates otherwise) to reflect amounts payable at different times and in different forms. Reference to an Account means any such Account or subaccount established by the Committee, as the context requires. Accounts (including subaccounts) are intended to constitute unfunded obligations within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.
2.2Account Balance. Account Balance means, with respect to any Account, the total payment obligation owed to a Participant from such Account as of the most recent Valuation Date. All Account Balances will be denominated in U.S. dollars with any conversion to or from British pounds sterling or other currency to occur at payroll in accordance with Section 6.9. All Stock will be valued based on the closing price of a share of the Company’s common stock on the applicable date as reported on the applicable US exchange on which the shares of the Company’s common stock are then traded under procedures established by the Committee.
2.3Affiliate. Affiliate means a corporation, trade or business that, together with the Company, is treated as a single employer under Code Section 414(b) or (c).
2.4Beneficiary. Beneficiary means a natural person, estate, or trust designated by a Participant in accordance with Section 6.3 hereof to receive payments to which a Beneficiary is entitled in accordance with provisions of the Plan.

2.5Board of Directors. Board of Directors means the Board of Directors of the Company.
2.6Business Day. Business Day means each day on which the New York Stock Exchange is open for business.
2.7Cash Account. Cash Account means each Account established by the Committee to record the portion of a Participant’s Deferrals for a Plan Year that have been allocated to the Cash Account under the terms of a Participant’s Compensation Deferral Agreement. The Cash Account may be further divided into subaccounts, consisting of a primary subaccount and up to two secondary subaccounts, each subaccount to have its own Payment Schedule designated by the Participant in his or her Compensation Deferral Agreement.
2.8Claimant. Claimant means a Participant or Beneficiary filing a claim under Article XI of this Plan.
2.9Code. Code means the United States Internal Revenue Code of 1986, as amended from time to time.
2.10Code Section 409A. Code Section 409A means section 409A of the Code, and regulations and other guidance issued by the Treasury Department and Internal Revenue Service thereunder.
2.11Committee. Committee means a committee appointed by the Compensation Committee to administer the Plan with respect to administrative activities; provided that, to the extent necessary to avoid liability to any Section 16 Officer pursuant to Section 16(b) of the Exchange Act or to comply with any other applicable law or stock exchange listing requirement, in the case of matters affecting Section 16 Officers, Committee means a committee (which may be the Compensation Committee of the Company’s Board of Directors) comprised solely of non-employee directors (within the meaning of Rule 16b- 3(b)(3) under the Exchange Act).
2.12Company. Company means Burford Capital Limited and any successor thereto.
2.13Company Credit. Company Credit means a credit by a Participating Employer to a Participant’s Account(s) in accordance with the provisions of Article V of the Plan. Unless the context clearly indicates otherwise, a reference to Company Credit shall include Earnings attributable to such credit.
2.14Compensation. Compensation means (i) for an Eligible Employee who is not a Non-Employee Director, the Eligible Employee’s salary, bonus, cash carry, and restricted stock units, and (ii) for a Non-Employee Director, such Non-Employee Director’s cash retainer, and, in each case, such other compensation that the Committee approves to be eligible for deferral under Section 4.2 of this Plan, excluding any compensation that has been previously deferred under this Plan or any other arrangement subject to Code Section 409A. Compensation does not include amounts paid by insurance (e.g., long-term disability) or by any other third party that is not an Affiliate; provided that an amount shall not be excluded from Compensation solely because it is paid by a professional employer organization.
2.14ACompensation Committee. Compensation Committee means the Compensation Committee of Burford Capital Limited and any successor thereto.
2.15Compensation Deferral Agreement. Compensation Deferral Agreement means a written deferral election submitted to the Committee by an Eligible Employee on the forms and in the time and manner designated by the Committee that specifies: (i) the amount or percentage of each component of Compensation earned during a Plan Year that the Participant has elected to defer in accordance with the provisions of Article IV, and (ii) the Payment Schedule as described in Section 6.2 for (a) any Cash Account and each primary and secondary subaccount within the Cash Account, and the allocation of cash Deferrals among such subaccounts and (b) any RSU Account established under such Compensation Deferral Agreement for such Plan Year. If the percentage of restricted stock units designated in a Compensation Deferral Agreement would result in the deferral of a fractional stock unit, the election will be deemed to round the fractional unit up to a whole unit.

2.16Deferral. Deferral means a credit to a Participant’s Account(s) that records that portion of the Participant’s Compensation that the Participant has elected to defer to the Plan in accordance with the provisions of Article IV. Unless the context of the Plan clearly indicates otherwise, a reference to Deferrals includes Earnings attributable to such Deferrals.
2.17Discretionary Contribution Account. Discretionary Contribution Account means an Account established by the Committee to record Company Credits described in Section 5.1. A separate Discretionary Contribution Account will be established for each Trading Period in which Company Credits are made under Section 5.1.
2.18Earnings. Earnings means an adjustment (positive or negative) to the balance of an Account in accordance with Article VII.
2.19Effective Date. Effective Date means February 1, 2021.
2.20Eligible Employee. Eligible Employee means an Employee who is a member of a select group of management or highly compensated employees or, effective February 1, 2024, a Non-Employee Director, in each case who has been notified during an applicable enrollment period of his or her status as an Eligible Employee. The Committee has the discretion to determine which Employees are Eligible Employees for each enrollment period; provided, however, that the Compensation Committee is charged with designating the members of a Participating Employer’s senior management who are Eligible Employees. All Section 16 Officers of the Company are Eligible Employees.
2.21Employee. Employee means an individual classified by a Participating Employer as a common-law employee of such Participating Employer. Any reclassification of a service provider to be a common-law employee shall apply prospectively only and shall not affect eligibility in respect of periods before such reclassification.
2.22ERISA. ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.
2.23Exchange Act. Exchange Act means the U.S. Securities Exchange Act of 1934, as amended.
2.23A Non-Employee Director. Non-Employee Director means a member of the Board who is not a common- law employee of a Participating Employer or an Affiliate.
2.24Participant. Participant means an individual described in Article III.
2.25Participating Employer. Participating Employer means each Affiliate identified on Schedule A attached hereto.
2.26Payment Schedule. Payment Schedule means, with respect to the subaccounts of any Cash Account, the Discretionary Contribution Account or the RSU Account created for a Plan Year, the date payment will commence from each such Account and the form in which payment will be made in accordance with the provisions of Article VI.
2.27Performance-Based Compensation. Performance-Based Compensation means Compensation that meets the requirements of Treas. Reg. Section 1.409A-1(e)—i.e., where the amount of, or entitlement to, the Compensation is contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months. Organizational or individual performance criteria are considered pre-established if established in writing by not later than 90 days after the commencement of the period of service to which the criteria relate, provided that the outcome is substantially uncertain at the time the criteria are established. Performance-Based Compensation shall not include any Compensation payable upon the Participant’s death or disability (as defined in Treas. Reg. Section 1.409A-1(e)) without regard to the satisfaction of the performance criteria.

2.28Plan. Plan means “Burford Capital Deferred Compensation Plan” as documented herein and as may be amended from time to time hereafter.
2.29Plan Year. Plan Year means January 1 through December 31.
2.30[Reserved.]
2.31RSU Account. RSU Account means an Account that is established to record Deferrals of restricted stock units granted under the terms of the Company’s Stock Plan. A separate RSU Account will be established for each Plan Year in which a Participant has elected to defer restricted stock units.
2.32Section 16 Officer. Section 16 Officer means an employee who, in respect of the Company, is subject to the reporting requirements of Section 16(a) or the liability provisions of Section 16(b) of the Exchange Act.
2.33Stock. Stock means units credited to a Participant’s Accounts with each unit having an economic value equal to the market value of one share of the Company’s common stock pursuant to the valuation methodology established by the Committee. A Participant has no voting or other shareholder rights with respect to any Stock credited to his or her Account(s).
2.34Stock Plan. Stock Plan means The Burford Capital 2016 Long Term Incentive Plan and any successor plan or arrangement for the granting of restricted stock units to employees that the Committee has identified as Compensation deferrable under this Plan.
2.35Substantial Risk of Forfeiture. Substantial Risk of Forfeiture has the meaning specified in Treas. Reg. Section 1.409A-1(d).
2.36Trading Period. Trading Period means a trading window established by the applicable Committee for the transaction in shares of Company common stock by the applicable Participants and that has been designated by the Committee for the conversion of cash Deferrals to Stock units and from Stock units to cash in accordance with Section 7.6.
2.37UK Participant or United Kingdom Participant. UK Participant or United Kingdom Participant means an individual who is employed by a Participating Employer located in the United Kingdom.
2.38Unforeseeable Emergency. Unforeseeable Emergency has the meaning prescribed by Treas. Reg. Section 1.409A-3(i)(3)(i)—i.e., a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s dependent (as defined in Code section 152, without regard to section 152(b)(1), (b)(2), and (d)(1)(B)), or a Beneficiary; loss of the Participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The types of events which may qualify as an Unforeseeable Emergency may be limited by the Committee.
2.39Valuation Date. Valuation Date means each Business Day.
ARTICLE III
Eligibility and Participation
3.1Eligibility and Participation. All Eligible Employees may enroll in the Plan. Eligible Employees become Participants on the date on which the first Compensation Deferral Agreement becomes irrevocable under Article IV.
3.2Duration. Only Eligible Employees may submit Compensation Deferral Agreements during an enrollment period and receive Company Credits during the Plan Year. A Participant who is no longer an Eligible Employee will not be allowed to submit Compensation Deferral Agreements for subsequent

Plan Years, but may otherwise exercise all of the rights of a Participant under the Plan with respect to his or her Account(s). An individual shall cease being a Participant in the Plan when his or her Account has been reduced to zero (0).
3.3Rehires. An Eligible Employee who separates from service with a Participating Employer and who subsequently resumes performing services for a Participating Employer in the same calendar year (regardless of eligibility) will have his or her
Compensation Deferral Agreement for such year, if any, reinstated, but his or her eligibility to participate in the Plan in years subsequent to the year of rehire shall be governed by the provisions of Section 3.1.
ARTICLE IV
Deferrals
4.1Deferral Elections, Generally.
(a) An Eligible Employee may make an initial election to defer Compensation by submitting a complete Compensation Deferral Agreement during the enrollment periods established by the Committee and in the manner specified by the Committee, but in any event in accordance with Section 4.2. The deadline for submitting, changing, or revoking a Compensation Deferral Agreement shall be established by the Committee and shall be no later than the latest date permitted by Section 4.2.
(b) A Compensation Deferral Agreement that is not timely filed with respect to a service period or component of Compensation, or that is submitted by a Participant who separates from service prior to the latest date such agreement would become irrevocable under Section 409A, shall be considered null and void and shall not take effect with respect to such item of Compensation. The Committee may modify or revoke any Compensation Deferral Agreement prior to the date the election becomes irrevocable under the rules of Section 4.2.
(c) The Committee may permit different deferral amounts for each component of Compensation and may establish a minimum or maximum deferral amount for each such component. The minimum deferral percentage shall not be less than 5% of the applicable Compensation source and the maximum deferral percentage shall not be more than (i) for Eligible Employees who are not Non-Employee Directors, 75% of salary or 100% of bonus, cash carry, restricted stock units, or other Compensation, and (ii) for Non-Employee Directors, 100% of eligible Compensation.
(d) Deferrals of Compensation shall be calculated with respect to the gross Compensation payable to the Participant prior to any deductions or withholdings, but shall be reduced by the Committee as necessary so as not to exceed 100% of the cash Compensation of the Participant remaining after deduction of all required income and employment taxes, required employee benefit deductions, deferrals to 401(k) plans and other deductions required by law. Changes to payroll withholdings that affect the amount of Compensation being deferred to the Plan shall be allowed only to the extent that would not trigger tax under Code Section 409A.
(e) Deferrals of restricted stock units will be calculated based on the total amount of units granted to the Participant during the Plan Year under the terms of the Stock Plan. If the percentage of restricted stock units designated in a Compensation
(f) Deferral Agreement would result in the deferral of a fractional stock unit, the election will be deemed to round the fractional unit up to a whole unit. The Eligible Employee shall specify on his or her Compensation Deferral Agreement the amount of any cash Deferrals to be credited to the Participant’s Cash Account and whether to allocate such cash Deferrals to a primary subaccount and/or one or more secondary subaccounts within the Cash Account. If no designation is made, Deferrals shall be allocated to the primary subaccount within the Cash Account (which shall comprise 100% of the Cash Account unless and until a timely election is made to establish one or more secondary subaccounts).

4.2Timing Requirements for Compensation Deferral Agreements.

(a) Initial Eligibility. The Committee may permit an Eligible Employee to defer Compensation earned in the first year of eligibility. The Compensation Deferral Agreement must be filed within 30 days after attaining Eligible Employee status and becomes irrevocable not later than the 30th day.
A Compensation Deferral Agreement filed under this paragraph applies only to Compensation for services performed after the date that the Compensation Deferral Agreement becomes irrevocable.
(b) Prior Year Election. Except as otherwise provided in this Section 4.2, the Committee may permit an Eligible Employee to defer Compensation by filing a Compensation Deferral Agreement no later than December 31 of the year prior to the year in which the services giving rise to the Compensation are performed. A Compensation Deferral Agreement filed under this paragraph shall become irrevocable with respect to such Compensation not later than the December 31 filing deadline.
(c) Performance-Based Compensation. With respect to Compensation which qualifies as Performance-Based Compensation, the Committee may delay the otherwise applicable deadline for filing a Compensation Deferral Agreement until no later than the date that is six months before the end of the applicable performance period, provided that:

(i) the Participant performs services continuously from the later of the beginning of the performance period or the date the performance criteria are established through the date the Compensation Deferral Agreement is submitted; and
(ii) the Compensation is not readily ascertainable as of the date the Compensation Deferral Agreement is filed.
Any election to defer Performance-Based Compensation that is made in accordance with this paragraph and that becomes payable as a result of the Participant’s death or disability (as defined in Treas. Reg. Section 1.409A-1(e)) or upon a change in control event (as defined in Treas. Reg. Section 1.409A-3(i)(5)) prior to the satisfaction of the performance criteria, will be void unless it would be considered timely under another rule described in this Section.
(d) Short-Term Deferrals. The Committee may permit Compensation that meets the definition of a “short-term deferral” described in Treas. Reg. Section 1.409A- 1(b)(4) to be deferred in accordance with the rules of Section 6.8, applied as if the date the Substantial Risk of Forfeiture lapses is the date payments were originally scheduled to commence, provided, however, that the provisions of Section 6.8(b) shall not apply to payments attributable to a change in control event (as defined in Treas. Reg. Section 1.409A-3(i)(5)). A Compensation Deferral Agreement submitted in accordance with this paragraph becomes irrevocable on the latest date it could be submitted under Section 6.8.
(e) Certain Forfeitable Rights. With respect to a legally binding right to a payment in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued services for a period of at least 12 months from the date the Participant obtains the legally binding right, the Committee may delay the otherwise applicable deadline for filing a Compensation Deferral

Agreement until no later than the 30th day after the legally binding right to the Compensation accrues, provided that the Compensation Deferral Agreement is submitted at least 12 months in advance of the earliest date on which the forfeiture condition could lapse. A Compensation Deferral Agreement under this paragraph becomes irrevocable not later than such 30th day. If the forfeiture condition applicable to the payment lapses before the end of such 12-month period as a result of the Participant’s death or disability (as defined in Treas. Reg. Section 1.409A-3(i)(4)) or upon a change in control event (as defined in Treas. Reg. Section 1.409A- 3(i)(5)), the Compensation Deferral Agreement will be void unless it would be considered timely under another rule described in this Section.
4.3Deductions from Pay. The Committee has the authority to determine the payroll practices under which any component of Compensation subject to a Compensation Deferral Agreement will be deducted from a Participant’s Compensation.
4.4Vesting.

U.S. Participants. Participant Deferrals of cash Compensation shall be 100% vested at all times.
United Kingdom Participants. Amounts deferred from a United Kingdom payroll and any related Earnings shall be forfeited in the event the Participant engages in Detrimental Activity prior to payment. “Detrimental Activity” means, with respect to the Company (including its Affiliates): (i) any breach by a Participant of a confidentiality agreement between the Participant and the Company or its clients, and such breach is detrimental to the Company or such clients; (ii) any material breach of an agreement between the Participant and the Company; and (iii) any act or omission by the Participant constituting an indictable offence for which the Participant has been convicted, any gross misconduct, or conduct otherwise evidencing moral turpitude, whether committed within the scope of employment with the Company or otherwise, and which is detrimental to the interests of the Company, its Affiliates or clients. Detrimental Activity shall not include a Participant’s employment with another employer, including any competitor or potential competitor of the Company, following the expiry of the restrictive covenant period applicable to the Participant.
RSU Accounts. Amounts credited to an RSU Account remain subject to any post-vesting forfeiture or clawback restrictions as set forth in the Stock Plan, provided, however that the deferred Payment Schedule applicable to an RSU Account shall not cause such clawback rights or restrictions to extend beyond any period of time set forth in the Stock Plan.
4.5Cancellation of Deferrals. The Committee may cancel a Participant’s Deferrals for the balance of the Plan Year in which an Unforeseeable Emergency occurs.
ARTICLE V
Company Credits
5.1Discretionary Matching Credit. If a Participant allocates Deferrals to Stock (which may occur only during a Trading Period), the Company may credit the Participant’s Account with a matching Company Credit equal to a percentage of the Deferrals allocated to Stock during the applicable Trading Period; provided that matching Company Credits shall not be made with respect to Deferrals attributable to RSUs or to Compensation of a Non-Employee Director. The Company may establish limits on the amount of the matching Company Credit to ensure that no allocation is matched more than once or for any other reason, and the amount of a matching Company Credit may be rounded up or down to the next whole unit of Stock, in the sole discretion of the Committee. Matching Company Credits shall be credited to the Participant’s Discretionary Contribution Account established for the Trading Period in which the Deferrals giving rise to such matching Company Credits are first allocated to Stock.

Matching Company Credits (which may be zero) are determined by the Company in its sole discretion. The crediting of a matching Company Credit in respect of one Trading Period does not obligate the Committee to make matching Company Credits in respect of any subsequent Trading Period. Such matching Company Credits will be credited in the amount, if any, and at such time or times as the Committee shall determine.
5.2Vesting. Matching Company Credits become 100% vested on the second anniversary of the first day of the Trading Period with respect to which such matching Contribution Credits are credited to the Participant’s Discretionary Contribution Account, except that Credits provided during the Company’s open trading period in June 2023 shall vest on May 30, 2025. After vesting, matching Company Credits allocable to Participants residing in the United Kingdom continue to be subject to the forfeiture restrictions applicable to United Kingdom Participants under Section 4.4. Except in the case of retirement (as defined below) or as provided in Section 6.3 (Death), if a Participant separates from service with the Company and its Affiliates before his or her matching Company Credits are fully vested, the unvested matching Company Credits (adjusted for Earnings) shall be forfeited without any payment therefor. For purposes of this section, a Participant shall not be deemed to retire unless all of the following conditions have been satisfied: (i) the Participant has completed at least eight (8) full years of service and attained the Rule of 75, meaning the Participant’s age plus years of service (each in full and partial years) equals or exceeds 75; (ii) the Participant has ceased all full-time and other meaningful employment (x) in the broad legal industry and (y) in the person’s area of specialty (except work for a non-profit in the “public interest” sector); (iii) the Participant has no employment or similar relationship with a competitor of the Company; and (iv) the Participant satisfies the Participant’s continuing confidentiality obligations. For the avoidance of doubt, a Participant’s retirement status (and, consequently, vested status) may be revoked retroactively in the event of any breach of the conditions for retirement.
ARTICLE VI
Payments from Accounts
6.1General Rules. A Participant’s Accounts become payable upon the first to occur of the payment times and events applicable to each such Account under Sections 6.2 through 6.5.
Payment Schedules elected by the Participant shall be set forth in a valid Compensation Deferral Agreement that establishes the Account to which such elections apply in accordance with Article IV or in a valid modification election applicable to such Account as described in Section 6.8.
Payment amounts are based on Account Balances as of the last Valuation Date of the month next preceding the month actual payment is made.
Subject to the terms of this Plan, no Participant shall receive payment from the Plan prior to the payment dates specified in the Plan.
6.2Specified Year.

Commencement. The subaccounts within the Cash Account and any Discretionary Contribution Accounts created for a Plan Year will be paid (or payment will begin) in the third calendar year following the Plan Year in which the Deferrals credited to such Account are earned (or matching credits are credited, in the case of Discretionary Contribution Accounts) unless the Participant timely elects to receive or commence receiving payment of an Account (or of a subaccount within an Account) in a later calendar year. Separate payment elections are not permitted for Discretionary Contribution Accounts (but separate modifications are permitted for Discretionary Contribution Accounts in accordance with Section 6.8).

If a Participant establishes more than one subaccount within his or her Cash Account, the Participant shall further designate one of the Accounts as a primary subaccount. Subject to the modification rules under Section 6.8, a Participant’s payment commencement election for his or her primary subaccount within the Cash Account established for a Plan Year, if any, shall apply to any Discretionary Contribution Accounts established and credited with matching credits during such Plan Year; provided that, the extent required by Treas. Reg. Section 1.409A-2(a)(5), the Participant’s payment commencement election shall be disregarded with respect to any matching credits that become vested less than 12 months after the crediting.
An RSU Account will be paid (or payment will begin) in the fifth calendar year following the calendar year in which the RSU grant is made, unless the Participant timely elects to receive or commence receiving payment in a later calendar year.
Form of Payment. Each Account will be paid in a lump sum, unless the Participant timely elects to receive an Account in annual installments up to 15 years. Separate forms of payment elections are permitted for subaccounts within the Cash Account, but not for Discretionary Contribution Accounts. Subject to the modification rules under Section 6.8, a Participant’s form of payment election for his or her Cash Account established for a Plan Year (or the primary subaccount if more than one subaccount exists within the Cash Account), if any, shall apply to any Discretionary Contribution Accounts established and credited with matching Company Credits during such Plan Year; provided that, to the extent required by Treas. Reg. Section 1.409A-2(a)(5), the Participant’s form of payment election shall be disregarded with respect to any matching credits that become vested less than 12 months after the crediting date.
6.3Death. Notwithstanding anything to the contrary in this Article VI, a Participant’s Account shall become fully vested if the Participant dies before separating from service with the Company and Affiliates. Upon the Participant’s death (regardless of whether such Participant is an Employee at the time of death, and regardless of the Participant’s payment elections), all remaining Account Balances (to the extent not previously forfeited) shall be paid to his or her Beneficiary in a single lump sum no later than December 31 of the calendar year following the year of the Participant’s death.
(a) Designation of Beneficiary in General. The Participant shall designate a Beneficiary in the manner and on such terms and conditions as the Committee may prescribe. No such designation shall become effective unless filed with the Committee during the Participant’s lifetime. Any designation shall remain in effect until a new designation is filed with the Committee; provided, however, that in the event a Participant designates his or her spouse as a Beneficiary, such designation shall be automatically revoked upon the dissolution of the marriage unless, following such dissolution, the Participant submits a new designation naming the former spouse as a Beneficiary. A Participant may from time to time change his or her designated Beneficiary without the consent of a previously- designated Beneficiary by filing a new designation with the Committee.
(b) No Beneficiary. If a designated Beneficiary does not survive the Participant, or if there is no valid Beneficiary designation, amounts payable under the Plan upon the death of the Participant shall be paid to the Participant’s spouse, or if there is no surviving spouse, then to the duly appointed and currently acting personal representative of the Participant’s estate.
6.4Unforeseeable Emergency. A Participant who experiences an Unforeseeable Emergency may submit a written request to the Committee to receive payment of all or any portion of his or her vested Cash Accounts. If the emergency need cannot be relieved by cessation of Deferrals to the Plan, the Committee may approve an emergency payment from the Participant’s Cash Accounts not to exceed the amount reasonably necessary to satisfy the need (taking into account the additional compensation that is available to the Participant as the result of cancellation of deferrals to the Plan), including amounts necessary to pay any taxes (including social security charges and national insurance contributions) or penalties that the Participant reasonably anticipates will result from the payment. The amount of the emergency payment shall be subtracted pro rata from the Cash Accounts until the full amount of the emergency payment is made (or the Cash Accounts are reduced to zero) and then from the Discretionary Contribution Accounts pro rata until the full amount of the emergency payment is made (or the Discretionary Contribution Accounts are reduced to zero). Emergency payments shall be paid in a single lump sum within the 90-day period following the date the payment is approved by the Committee.
6.5Administrative Cash-Out of Small Balances. Notwithstanding anything to the contrary in this Article VI, the Committee may at any time and without regard to whether a payment event has occurred, direct in writing an immediate lump sum payment of the Participant’s Accounts if the balance of such Accounts, combined with any other amounts required to be treated as deferred under a single plan pursuant to Code Section 409A, does not exceed the applicable dollar amount under Code Section 402(g)(1)(B), provided any other such aggregated amounts are also paid in a lump sum at the same time.
6.6Acceleration of or Delay in Payments. Notwithstanding anything to the contrary in this Article VI, the Committee, in its sole and absolute discretion, may elect to accelerate the time or form of payment of an Account, provided such acceleration is permitted under Treas. Reg. Section 1.409A-3(j)(4). The Committee may also, in its sole and absolute discretion, delay the time for payment of an Account, to the extent permitted under Treas. Reg. Section 1.409A-2(b)(7).
6.7Rules Applicable to Installment Payments. If a Payment Schedule specifies annual installment payments, one installment payment will be made in each calendar year, beginning with the payment commencement year elected by the Participant and shall continue to be made in each subsequent payment period until the number of installment payments specified in the Payment Schedule has been paid. The amount of each installment payment shall be determined by dividing (a) by (b), where (a) equals the Account Balance as of the last Valuation Date in the month preceding the month of payment and (b) equals the remaining number of installment payments. For purposes of Section 6.8, installment payments will be treated as a single payment. If an Account is payable in installments, the Account will continue to be credited with Earnings in accordance with Article VII hereof until the Account is completely paid.
6.8Modifications to Payment Schedules. To the extent permitted by the Committee, and subject to procedures established by the Committee, a Participant may modify the Payment Schedule elected by him or her with respect to any Account (or with respect to any subaccount to which an amount was allocated at the time of initial deferral), consistent with the permissible Payment Schedules available under the Plan for the applicable Account, provided such modification complies with the requirements of this Section 6.8.
(a) Time of Election. The modification election must be submitted by the Participant before January 1 of the calendar year preceding the calendar year in which payment would have been made or commenced under the Payment Schedule in effect prior to the modification (the “Prior Election”).
(b) Date of Payment under Modified Payment Schedule. The date payments are to commence under the modified Payment Schedule must be no earlier than five calendar years after the calendar year in which payment would have commenced under the Prior Election. If the Participant modifies only the form, and not the commencement year for payment, payments shall commence in the fifth calendar year (after the minimum five-year deferral period described in the immediately preceding sentence has elapsed). Under no circumstances may a modification election result in an acceleration of payments in violation of Code Section 409A.

(c) Irrevocability; Effective Date. A modification election is irrevocable when filed and becomes effective 12 months after the filing date.
(d) Effect on Accounts. An election to modify a Payment Schedule is specific to the Account (or subaccount) to which it applies, and shall not be construed to affect the Payment Schedules of any other Accounts. For the avoidance of doubt, the modification of a Payment Schedule applicable to a subaccount within the Cash Account does not modify the Payment Schedule in effect for any other subaccount within the Cash Account or any Discretionary Contribution Accounts established during the same Plan Year. A modification of a Discretionary Contribution Account is made independently of any modification election to any subaccount of the Cash Account or any other Discretionary Contribution Account established during the same Plan Year.
6.9Form and Manner of Payment; Currency. RSU Accounts will be paid in the type of shares of the common stock of the Company underlying the deferred restricted stock units (with each unit equal in value to one share); provided that the Company may in its discretion pay cash of equal value. Fractional shares of common stock will be paid in cash, using the closing price of Company common stock as of the Valuation Date set forth in Section 6.1. Cash Accounts and Discretionary Contribution Accounts will be paid in cash; provided that to the extent the Participant’s Cash and Discretionary Contribution Accounts are invested in Stock, the Company may in its discretion pay in shares of common stock having equal value. Subject to the discretion of the Committee, cash payments shall be made in the local currency of the Participant’s Participating Employer and conversion from U.S. dollars shall occur under procedures established by the Committee.

ARTICLE VII
Valuation of Account Balances; Investments
7.1Valuation. Deferrals shall be credited to appropriate Accounts on or as soon as administratively practicable after the date such Compensation would have been paid to the Participant absent the Compensation Deferral Agreement. Valuation of Accounts shall be performed under procedures approved by the Committee.
7.2Earnings Credit. Each Account will be adjusted for Earnings on each Business Day. Earnings adjustments for a Participant’s Cash Accounts will be based upon the Participant’s investment allocation among a menu of investment options selected in advance by the Committee, in accordance with the provisions of this Article VII (“investment allocation”).
7.3Investment Options. Investment options will be determined by the Committee. The Committee, in its sole discretion, shall be permitted to add or remove investment options from the Plan menu from time to time, provided that any such additions or removals of investment options shall not be effective with respect to any period prior to the effective date of such change.
7.4Investment Allocations. An Account’s investment allocation constitutes a deemed, not actual, investment. At no time shall a Participant have any real or beneficial ownership in any investment option included in the investment menu, nor shall the Participating Employer or any trustee acting on its behalf have any obligation to purchase actual securities as a result of a Participant’s investment allocation. A Participant’s investment allocation shall be used solely for purposes of adjusting the Participant’s Account Balances.
Subject to Section 7.6 with respect to any allocations to or from Stock, a Participant shall specify an investment allocation for each of his or her Accounts in accordance with procedures established by the Committee. Allocation among the investment options must be designated in increments of 1%. The Participant’s investment allocation will become effective on the same Business Day as it is received by the Plan’s administrator or, in the case of investment allocations received after a time specified by the Committee, the next Business Day.
Subject to Section 7.6 with respect to allocations to or from Stock, a Participant may change an investment allocation on any Business Day, both with respect to future credits to the Plan and with respect to existing Account Balances, in accordance with procedures adopted by the Committee. Changes shall become effective on the same Business Day as they are received by the Plan’s administrator or, in the case of investment allocations received after a time specified by the Committee, the next Business Day, and shall be applied prospectively.
7.5Unallocated Deferrals and Accounts. If the Participant fails to make an investment allocation with respect to an Account, such Account shall be allocated to an investment option determined by the Committee.
7.6Stock. A Participant’s investment election directing all or a portion of the Participant’s Account Balance to be allocated to or from Stock may be made only during a Trading Period. Matching Company Credits, if any, will be made in the form of Stock units and credited in the same Trading Period as the Participant’s matched Deferrals are first allocated to Stock, consistent with the provisions of Section 5.1. The dollar value of a Stock unit allocation is the closing price of a share of the Company’s common stock as reported on the applicable US exchange on which the shares of the Company’s common stock are then traded on (i) the day the election to allocate to or from Stock is received by the Company’s agent, if the election is received by 4:00 p.m. Eastern Time on a Business Day, or (ii) if the election is received after 4:00 p.m. Eastern Time, or at any time on a day that is not a Business Day, the next Business Day.
Dividend equivalents, if any, will be credited with respect to Stock at the same time as dividends are paid with respect to the Company’s common stock and the amount of such dividends will be allocated to the Participant’s applicable subaccounts in the Cash Account and Discretionary Contribution Accounts. All dividend equivalents will be treated as Earnings and not as additional awards of Stock. Dividend equivalents will not be credited with respect to RSUs.
With respect to any Participant who has allocated Deferrals to Stock as permitted by Section 5.1, (i) each Discretionary Contribution Account, and (ii) the Deferrals with respect to which each such Discretionary Contribution Account was established (i.e., Deferrals that are matched in accordance with Section 5.1), must remain allocated to Stock until the applicable matching Company Credits are 100% vested pursuant to Section 5.2.
RSU Accounts will remain allocated to Stock.
7.7Valuations Final After 180 Days. The Participant shall have 180 days following the Valuation Date on which the Participant failed to receive the full amount of Earnings and to file a claim under Article XI for the correction of such error. Following such 180-day period, the Participant’s balance shall be presumed to be correct.
ARTICLE VIII
Administration
8.1Plan Administration. This Plan shall be administered by the Committee which shall have discretionary authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and to utilize its discretion to decide or resolve any and all questions, including but not limited to eligibility for benefits and interpretations of this Plan and its terms, resolution of ambiguities, and correction of drafting errors, as may arise in connection with the Plan. Claims for benefits shall be filed with the Committee and resolved in accordance with the claims procedures in Article XI. With respect to Section 16 Officers, the Committee shall establish, in writing, such rules, regulations, policies or practices pursuant to the Plan that it deems necessary or appropriate, including in order to avoid liability to any Section 16 Officer pursuant to Section 16(b) of the Exchange Act.
8.2Administration Upon Change in Control. Upon a change in control affecting the Company, the Committee, as constituted immediately prior to such change in control, shall continue to act as the Committee. The Committee, by a vote of a majority of its members, shall have the authority (but shall not be obligated) to appoint an independent third party to act as the Committee. For purposes of this Section 8.2, a “change in control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, in each case as defined under Code Section 409A.
Following such change in control, the Company may not remove the Committee or its members, unless a majority of Participants and Beneficiaries with Account Balances consent to the removal and replacement of the Committee. Notwithstanding the foregoing, Committee members who are not employed by a Participating Employer shall not have authority to direct investment of trust assets under any rabbi trust described in Section 10.2.
The Participating Employers shall, with respect to the Committee identified under this Section: (i) pay all reasonable expenses and fees of the Committee, (ii) indemnify the Committee (including each individual serving as Committee members) against any and all costs, expenses and liabilities including, without limitation, attorneys’ fees and expenses arising in connection with the performance of the Committee’s duties hereunder, except with respect to matters resulting from the Committee’s gross negligence or willful misconduct, and (iii) supply full and timely information to the Committee on all matters related to the Plan, any rabbi trust, Participants, Beneficiaries and Accounts as the Committee may reasonably require.
8.3Withholding. The payer shall have the right to withhold from any payment due under the Plan (or with respect to any amounts credited to the Plan) any taxes, including social security or national insurance charges, that the Company or payer determines are required by law to be withheld in respect of such payment (or credit). Withholdings with respect to amounts credited to the Plan shall be deducted from Compensation that has not been deferred to the Plan. Regardless of the amount withheld or reported, the Participant or Beneficiary shall be solely responsible for all taxes on amounts accrued, paid, or payable under the Plan except the employer’s share of employment taxes.
8.4Indemnification. The Participating Employers shall indemnify and hold harmless each employee, officer, and director to whom or to which are delegated duties, responsibilities, and authority under the Plan or otherwise with respect to administration of the Plan, including, without limitation, the Committee and its members against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or it (including but not limited to reasonable attorney fees) which arise as a result of his or its actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by the Participating Employer. Notwithstanding the foregoing, the Participating Employer shall not indemnify any person or organization if his or its actions or failure to act are due to gross negligence or willful misconduct or for any such amount incurred through any settlement or compromise of any action unless the Participating Employer consents in writing to such settlement or compromise.
8.5Delegation of Authority. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who shall be legal counsel to the Company.

8.6Binding Decisions or Actions. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.
ARTICLE IX
Amendment and Termination
9.1Amendment and Termination. The Company may at any time and for any reason, prospectively or retroactively, amend the Plan or may terminate the Plan as provided in this Article IX; provided that no amendment or termination shall be given effect to the extent that it triggers tax under Code Section 409A. Each Participating Employer may also terminate its participation in the Plan.
9.2Amendments. An amendment shall be adopted by action of the Compensation Committee or its duly authorized designee. Without limiting the foregoing, any one of the Chief Executive Officer, the Managing Director, Tax & HR, or the General Counsel of the Company or of a Participating Employer may amend the Plan without the consent of the Compensation Committee for the purpose of: (i) conforming the Plan to the requirements of law; (ii) facilitating the administration of the Plan; or (iii) clarifying provisions based on the Committee’s interpretation of the Plan documents. No amendment shall reduce the vested Account Balances of any Participant accrued as of the date of any such amendment or restatement (as if the Participant had incurred a voluntary termination of employment on such date). No amendment is needed to revise the list of Participating Employers set forth on Schedule A attached hereto.
9.3Termination. The Company, by action taken by its Board of Directors, or a Committee thereof, may terminate the Plan and pay Participants and Beneficiaries their Account Balances in a single lump sum at any time, to the extent and in accordance with Treas. Reg. Section 1.409A-3(j)(4)(ix).
9.4Accounts Taxable Under Code Section 409A. The Plan is intended to constitute a plan of deferred compensation that meets the requirements for deferral of income taxation under Code Section 409A and shall be interpreted consistently with such intent; provided that nothing in the Plan shall transfer to the Company or any of its affiliates, agents, or representatives liability for or with respect to taxes under Code Section 409A. The Committee, pursuant to its authority to interpret the Plan, may sever from the Plan or any Compensation Deferral Agreement any provision or exercise of a right that otherwise would result in a violation of Code Section 409A.
ARTICLE X
Informal Funding
10.1General Assets. Obligations established under the terms of the Plan may be satisfied from the general funds of the Participating Employers, or a trust described in this Article X. No Participant, spouse or Beneficiary shall have any right, title or interest whatever in assets of the Participating Employers. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Participating Employers and any Employee, director, spouse, or Beneficiary. To the extent that any person acquires a right to receive payments hereunder, such rights are no greater than the right of an unsecured general creditor of the Participating Employer.
10.2Rabbi Trust. A Participating Employer may, in its sole discretion, establish a grantor trust, commonly known as a rabbi trust, as a vehicle for accumulating assets to pay benefits under the Plan. Payments under the Plan may be paid from the general assets of the Participating Employer or from the assets of any such rabbi trust. Payment from any such source shall reduce the obligation owed to the Participant or Beneficiary under the Plan.

If a rabbi trust is in existence upon the occurrence of a “change in control”, as defined in such trust, the Participating Employer shall, upon such change in control, and on each anniversary of the change in control, contribute to such rabbi trust cash or liquid securities such amounts as are necessary so that the value of assets after making the contributions exceeds 125% of the total sum of all Account Balances.
10.3UK Participants. The Company and any Participating Employer will ensure that no action taken pursuant to the provisions in Articles X shall cause the party holding the funds or a rabbi trust, as the case may be, to know the identities of the UK Participants to whom obligations under the terms of the Plan are owed or have access to information which may identify the relevant UK Participants.
ARTICLE XI
Claims
11.1Filing a Claim. Any controversy or claim arising out of or relating to the Plan shall be filed in writing with a Claims Administrator designated by the Committee, who shall make all determinations concerning such claim. Any claim and any decision by the Claims Administrator denying such claim shall be in writing (including by electronic mail) and shall be delivered to the Participant or Beneficiary filing the claim (the “Claimant”). Notice of a claim for payments shall be delivered to the Claims Administrator within 90 days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and Code Section 409A, and if not paid, the Participant or Beneficiary must file a claim under this Article XI not later than 180 days after such latest date. If the Participant or Beneficiary fails to file a timely claim, the Participant forfeits any amounts to which he or she may have been entitled to receive under the claim.
(a) In General. Notice of a denial of benefits will be provided within 90 days of the Claims Administrator’s receipt of the Claimant's claim for benefits. If the Claims Administrator determines that it needs additional time to review the claim, the Claims Administrator will provide the Claimant with a notice of the extension before the end of the initial 90-day period. The extension will not be more than 90 days from the end of the initial 90-day period and the notice of extension will explain the special circumstances that require the extension and the date by which the Claims Administrator expects to make a decision.
(b) Contents of Notice. If a claim for benefits is completely or partially denied, notice of such denial shall be in writing (including by electronic mail). The notice of denial shall set forth the specific reasons for denial in plain language. The notice shall: (i) cite the pertinent provisions of the Plan document, and (ii) explain, where appropriate, how the Claimant can perfect the claim, including a description of any additional material or information necessary to complete the claim and why such material or information is necessary. The claim denial also shall include an explanation of the claims review procedures and the time limits applicable to such procedures, including the right to appeal the decision, the deadline by which such appeal must be filed and a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse decision on appeal and the specific date by which such a civil action must commence under Section 11.4.
11.2Appeal of Denied Claims. A Claimant whose claim has been completely or partially denied shall be entitled to appeal the claim denial by filing a written appeal with the Committee designated to hear such appeals. A Claimant who timely requests a review of the denied claim (or his or her authorized representative) may review, upon request and free of charge, copies of all documents, records and other information relevant to the denial and may submit written comments, documents, records and other information relating to the claim to the Committee. All written comments, documents, records, and other information shall be considered “relevant” if the information: (i) was relied upon in making a benefits determination, (ii) was submitted, considered or generated in the course of making a benefits decision, or (iii) demonstrates compliance with administrative processes and safeguards established for making benefit decisions. The review shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Committee may, in its sole discretion and if it deems appropriate or necessary, decide to hold a hearing with respect to the claim appeal.
(a) In General. Appeal of a denied benefits claim must be filed in writing with the Committee no later than 60 days after receipt of the written notification of such claim denial. The Committee shall make its decision regarding the merits of the denied claim within 60 days following receipt of the appeal (or within 120 days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). If an extension of time for reviewing the appeal is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The notice will indicate the special circumstances requiring the extension of time and the date by which the Committee expects to render the determination on review. The review will take into account comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit determination.
(b) Contents of Notice. If a benefits claim is completely or partially denied on review, notice of such denial shall be in writing (including by electronic mail).
The decision on review shall set forth: (i) the specific reason or reasons for the denial, (ii) specific references to the pertinent Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, or other information relevant (as defined above) to the Claimant’s claim, and (iv) a statement of the Claimant’s right to bring an action under Section 502(a) of ERISA, following an adverse decision on review and the specific date by which such a civil action must commence under Section 11.4.
11.3Claims Appeals Upon Change in Control. Upon a change in control, the Committee, as constituted immediately prior to such change in control, shall continue to be responsible for deciding appeals. The Company may not remove any member of the Committee, but may replace resigning members, or appoint an independent appeals administrator (with the expenses for such appeals administrator paid by the Company or Participating Employers), in each case if 2/3rds of the members of the Board of Directors and a majority of Participants and Beneficiaries with Account Balances consent to the replacement. For purposes of this Section 11.3, a “change in control” means a change in control within the meaning of the rabbi trust agreement associated with the Plan or if no such definition is provided, the term shall have the meaning prescribed by Section 8.2.
The Committee shall have the exclusive authority at the appeals stage to interpret the terms of the Plan and resolve appeals under the Claims Procedure.
11.4Legal Action. A Claimant may not bring any legal action, including commencement of any arbitration, relating to a claim for benefits under the Plan unless and until the Claimant has timely followed the claims procedures under the Plan and exhausted his or her administrative remedies under Sections 11.1 and 11.2. No such legal action may be brought more than twelve (12) months following the notice of denial of benefits under Section 11.2, or if no appeal is filed by the applicable appeals deadline, twelve (12) months following the appeals deadline.
Following a change in control as defined in Section 11.3, if a Participant or Beneficiary prevails in a legal proceeding brought under the Plan to enforce the rights of such Participant or any other similarly situated Participant or Beneficiary, in whole or in part, the Participating Employer shall reimburse such Participant or Beneficiary for all reasonable legal costs, expenses, attorneys’ fees and such other liabilities incurred as a result of such proceedings. If the legal proceeding is brought in connection with a change in control, the Participant or Beneficiary may file a claim directly with the trustee for reimbursement of such costs, expenses and fees. For purposes of the preceding sentence, the amount of the claim shall be treated as if it were an addition to the Participant’s or Beneficiary’s Account Balance and will be included in determining the Participating Employer’s trust funding obligation under Section 10.2.

11.5Discretion of Committee. All interpretations, determinations and decisions of the Committee with respect to any claim shall be made in its sole discretion, and shall be final and conclusive.
11.6Arbitration.
(a) Prior to Change in Control. If, prior to a change in control as defined in Section 11.3, any claim or controversy between a Participating Employer and a Participant or Beneficiary is not resolved through the claims procedure set forth in Article XI, such claim shall be referred to and finally resolved by arbitration under the Arbitration Rules of the London Court of International Arbitration, which Rules are deemed to be incorporated by reference into this Section 11.6(a). The number of arbitrators shall be one. The seat, or legal place, of arbitration shall be New York, New York. Proceedings shall occur at locations agreed by the parties or directed by the arbitral tribunal. The language to be used in the arbitral proceedings shall be English. The arbitrator may, in the award, allocate all or part of the cost of the arbitration to the losing party, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party. Judgment on the arbitration award may be entered in any court having jurisdiction thereover and nothing in this Section 11.6(a) shall preclude the parties to such arbitration from seeking provisional remedies in aid of arbitration from any court of competent jurisdiction.
This arbitration provision of the Plan shall extend to claims against any parent, subsidiary, or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, Participant, Beneficiary, or agent of any party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law or under this Plan.
If any of the provisions of this Section 11.6(a) are determined to be unlawful or otherwise unenforceable, in the whole part, such determination shall not affect the validity of the remainder of this section and this section shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the provisions of this Section 11.6(a) are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact and treated as determinative to the maximum extent permitted by law.
The parties do not agree to arbitrate any putative class action or any other representative action. The parties agree to arbitrate only the claims(s) of a single Participant or Beneficiary.

(b) Following Change in Control. Following a change in control as defined in Section 11.3, Section 11.6(a) shall not apply and any legal action initiated by a Participant or Beneficiary to enforce his or her rights under the Plan may be brought in any court of competent jurisdiction. Notwithstanding the Committee’s discretion under Sections 11.3 and 11.5, the court shall apply a de novo standard of review to any prior claims decision under Sections 11.1 through 11.3 or any other determination made by the Company, its Board of Directors, a Participating Employer, the Committee, or the Committee.

ARTICLE XII
General Provisions
12.1Assignment. No interest of any Participant, spouse or Beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any Participant, spouse or Beneficiary.
The Company may assign any or all of its liabilities under this Plan in connection with any restructuring, recapitalization, sale of assets or other similar transactions affecting a Participating Employer without the consent of the Participant.
12.2No Legal or Equitable Rights or Interest. No Participant or other person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the service of the Participating Employer. The right and power of a Participating Employer to dismiss or discharge an Employee is expressly reserved. The Participating Employers make no representations or warranties as to the tax consequences to a Participant or a Participant’s beneficiaries resulting from a deferral of income pursuant to the Plan.
12.3No Employment Contract. Nothing contained herein shall be construed to constitute a contract of employment between an Employee and a Participating Employer.
12.4Notice. Any notice or filing required or permitted to be delivered to the Committee under this Plan shall be delivered in writing, in person, or through such electronic means as is established by the Committee. Notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Written transmission shall be sent by certified mail to:
BURFORD CAPITAL LLC
350 MADISON AVE, NEW YORK, NY 10017
ATTN: HUMAN RESOURCES
Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing or hand-delivered, or sent by mail to the last known address of the Participant.
12.5Headings. The headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.
12.6Invalid or Unenforceable Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Committee may elect in its sole discretion to construe such invalid or unenforceable provisions in a manner that conforms to applicable law or as if such provisions, to the extent invalid or unenforceable, had not been included.
12.7Lost Participants or Beneficiaries. Any Participant or Beneficiary who is entitled to a benefit from the Plan has the duty to keep the Committee advised of his or her current mailing address. If benefit payments are returned to the Plan or are not presented for payment after a reasonable amount of time, the Committee shall presume that the payee is missing. The Committee, after making such efforts as in its discretion it deems reasonable and appropriate to locate the payee, shall stop payment on any uncashed checks and may discontinue making future payments until contact with the payee is restored. If the Committee is unable to locate the Participant or Beneficiary after five years of the date payment is scheduled to be made, provided that a Participant’s Account shall not be credited with Earnings following the first anniversary of such date on which payment is to be made and further provided, however, that such benefit shall be reinstated, without further adjustment for interest, if a valid claim is made by or on behalf of the Participant or Beneficiary for all or part of the forfeited benefit. For the avoidance of doubt, and without limiting any other provision of the Plan, a Participant or Beneficiary who cannot be located shall be solely responsible for all tax and other consequences of late payment.
12.8Facility of Payment to a Minor. If a distribution is to be made to a minor, or to a person who is otherwise incompetent, then the Committee may, in its discretion, make such distribution: (i) to the legal guardian, or if none, to a parent of a minor payee with whom the payee maintains his or her residence, or (ii) to the conservator or committee or, if none, to the person having custody of an incompetent payee. Any such distribution shall fully discharge the Committee, the Company, and the Plan from further liability on account thereof.
12.9Governing Law. To the extent not preempted by ERISA, the laws of the State of New York (without regard to conflict principles that might otherwise point to the law of a different jurisdiction) shall govern the construction and administration of the Plan.
12.10Compliance With Code Section 409A; No Guarantee. This Plan is intended to be administered in compliance with Code Section 409A and each provision of the Plan shall be interpreted consistent with Code Section 409A. Although intended to comply with Code Section 409A, this Plan shall not constitute a guarantee to any Participant or Beneficiary that the Plan in form or in operation will result in the deferral of federal or state income tax liabilities or that the Participant or Beneficiary will not be subject to the additional taxes imposed under Section 409A. None of the Company or any of its Affiliates, officers, directors, employees, agents, or representatives shall have any legal obligation to a Participant or Beneficiary with respect to taxes imposed under Code Section 409A.
* * * * *

IN WITNESS WHEREOF, the undersigned executed this Plan as a Participating Employer as of the 10th day of February, 2021, to be effective as of the Effective Date.

BURFORD CAPITAL LLC
By:	Philip Braverman	(Print Name)
Its:	Managing Director & Assistant Secretary	(Title)
/s/ Philip Braverman		(Signature)

BURFORD CAPITAL (UK) LIMITED
By:	Leslie Paster	(Print Name)
Its:	Director	(Title)
/s/ Leslie Paster		(Signature)

Schedule A
Participating Employers
Burford Capital LLC
Burford Capital (UK) Limited

Schedule B
Merger of Supplemental Retirement Agreements into the Plan
Effective as of April 1, 2024 (the “Merger Date”), the Supplemental Retirement Agreements dated March 5, 2013 (each an “SRP Agreement” and collectively the “SRP”), between the Company, Burford Capital LLC, and each of Jonathan Molot and Christopher P. Bogart (each a “Participant”) are merged into the Plan, and the SRP agreements are amended and restated in their entirety as set forth in this Schedule B (which is a part of the Plan).
1.The outstanding Balance under each Participant’s SRP Agreement shall be maintained as a separate subaccount under such Participant’s Account under the Plan (the “SRP Account”), the balance of which equals the balance as of the Merger Date, adjusted (up or down) for Earnings in accordance with Article VII of the Plan. Each SRP Account shall be governed by the terms of the Plan, except as otherwise expressly provided in this Schedule B.
2.Vesting. Each Participant shall be fully vested in the balance of his SRP Account.
3.Investment Options. On and after the Merger Date, each SRP Account shall be allocated among the Investment Options available under the Plan in accordance with the Participant’s elections (or, if the Participant has not made an election under the Plan, in accordance with the Plan’s default investment elections) and adjusted for Earnings in accordance with Article VII of the Plan.
4.No Matching Company Credits. Amounts in the SRP Accounts shall not be eligible for matching Company Credits.
5.Time and Form of Payment. Except to the extent the Participant has made an effective Subsequent Election (as described below), each Participant’s SRP Account shall be paid in a lump sum upon the earlier of: (a) the Participant’s separation from service (within the meaning of Code Section 409A) with Burford, in which case the payment shall be made within 60 days following such separation from service, and (b) the calendar year in which such Participant attains age 60, in which case the payment shall be made during such calendar year. The time and form of payment of each such SRP account shall constitute a Payment Schedule under the Plan. For avoidance of doubt, the amount payable to the Participant under the Payment Schedule applicable to the SRP Account is determined under the valuation methods specified in Sections 6.1 and 6.7 of the Plan.
Each Subsequent Election submitted to the Company before the Merger Date shall take effect under the Subsequent Election procedure set forth in the Participant’s SRP Agreement (subject to the requirements thereunder for becoming effective). After the Merger Date, each Participant may elect to change the time or form of payment of his SRP Account as permitted by Section 6.8 of the Plan, provided that payment must begin no earlier than the Participant’s 65th birthday.
Upon a Participant’s death, the remaining balance (if any) of his SRP Account shall be paid to the beneficiary(ies) prescribed by the Plan within 60 days after such Participant’s death. For the avoidance of doubt, the beneficiary(ies) prescribed by the terms of the Plan (based on the Participant’s designation under the Plan or, if none, the Plan’s default beneficiary) supersedes all prior beneficiary designations (if any) with respect to the SRP Account.
6.Payment Not Salary. No amount payable in respect of an SRP Account shall be treated as salary or other compensation for the purpose of computing benefits to which a Participant may be entitled under any pension plan or other arrangement.
7.Parent’s Responsibility. The Company’s guarantee under the SRP shall remain in effect in accordance with its terms.
8.Successors and Assigns. This Schedule B (along with the remainder of the Plan) will be binding upon and inure to the benefit of Burford, its successors and assigns, and to the Participants and their heirs, executors, administrators and legal representatives, as applicable.

9.Severability. If any provision of this Schedule B is deemed illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts hereof (or of the remainder of the Plan), and this Schedule B shall be construed and enforced as if such illegal and invalid provision never existed.
10.Section 409A. This Schedule B shall be interpreted consistently with the intent that no change shall be made in respect of an SRP Account that violates the requirements to avoid tax under Section 409A.

In the event of any inconsistency between a provision of this Schedule B and another provision of the Plan, the provision of this Schedule B shall apply.

BURFORD CAPITAL
DEFERRED COMPENSATION PLAN
AMENDMENT NO. 1
EFFECTIVE as set forth below
Section 9.2 of the Burford Capital Deferred Compensation Plan, effective as of February 1, 2021 and as amended and restated effective April 1, 2024 (the “Plan”), authorizes the Compensation Committee of Burford Capital Limited or its duly authorized designee to amend the Plan at any time. In accordance with Section 9.2(ii) and (iii) of the Plan, the Plan is hereby amended. Accordingly:
Section 5.1 is hereby amended and restated in its entirety as follows (underlined and struck-through language for illustrative purposes only), effective as of November 27, 2024:
Discretionary Matching Credit. If a Participant allocates Deferrals that were made in the current or immediately preceding calendar year (or any dividends attributable to Deferrals allocated to Stock) to Stock (which may occur only during a Trading Period), the Company may credit the Participant’s Account with a matching Company Credit equal to a percentage of the Deferrals allocated to Stock during the applicable Trading Period; provided that matching Company Credits shall not be made with respect to Deferrals attributable to RSUs or to Compensation of a Non-Employee Director. The Company may establish limits on the amount of the matching Company Credit to ensure that no allocation is matched more than once or for any other reason, and the amount of a matching Company Credit may be rounded up or down to the next whole unit of Stock, in the sole discretion of the Committee. Matching Company Credits shall be credited to the Participant’s Discretionary Contribution Account established for the Trading Period in which the Deferrals giving rise to such matching Company Credits are first allocated to Stock.

Matching Company Credits (which may be zero) are determined by the Company in its sole discretion. The crediting of a matching Company Credit in respect of one Trading Period does not obligate the Committee to make matching Company Credits in respect of any subsequent Trading Period. Such matching Company Credits will be credited in the amount, if any, and at such time or times as the Committee shall determine.

The following is hereby added to the end of Section 5.2, effective as of February 8, 2023:
For the further avoidance of doubt, a participant Participant’s Account shall become fully vested if the Participant retires.
The last sentence of the second paragraph of Section 7.6 (“Stock”) is amended and restated in its entirety to read as follows, effective as of February 1, 2021:
Dividend equivalents will be credited in cash with respect to RSUs once such RSUs have vested under the Stock Plan and been credited to the Participant’s RSU Account.

Except as amended hereby, the terms of the Plan remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to the Plan as of the 27nd day of November, 2024, to be effective as of the dates set forth above.
By: Philip Braverman
Its: Managing Director, Tax & HR
/s/ Philip Braverman

ANNEX C
NQDC PLAN AMENDMENT
    AMENDED AND RESTATED
BURFORD CAPITAL DEFERRED COMPENSATION PLAN

AMENDMENT NO. 2
Section 9.2 of the Burford Capital Deferred Compensation Plan, effective as of February 1, 2021 and as amended and restated effective as of November 26, 2024 (the “Plan”), authorizes the compensation committee of the board of directors of Burford Capital Limited (the “Company”), or its duly authorized designee, to amend the Plan at any time. In accordance with Sections 9.2(ii) and (iii) of the Plan, the Plan is hereby amended, subject to shareholder approval. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan.
Accordingly, Article III is hereby amended to add new Sections 3.4, 3.5, 3.6 and 3.7, effective as of February 12, 2025, subject to shareholder approval:
3.4 Share Limit. The maximum aggregate number of ordinary shares of nil par value of the Company that may be delivered in connection with payment of a Participant’s Cash Account with respect to a Participant’s Deferrals to Stock or matching Company Credits granted under the Plan shall be equal to 6,600,000 (the “Plan Share Limit”), of which 5,000,000 ordinary shares may be delivered with respect to a Participant’s Deferrals to Stock and 1,600,000 ordinary shares may be delivered with respect to matching Company Credits granted under the Plan.
3.5 Share Usage. If, upon payment of a Participant’s Cash Account, any value in a Participant’s Cash Account representing Deferrals to Stock or matching Company Credits (or portions thereof) is forfeited, terminated, canceled or paid as cash without the delivery of the Company’s ordinary shares therefor, then no reduction of the Plan Share Limit shall occur with respect to such value that is forfeited, terminated, canceled or paid as cash. No reduction of the Plan Share Limit shall occur with respect to any delivery of the Company’s ordinary shares upon payment of a Participant’s RSU Account.
3.6 Non-Employee Director Limit. No Non-Employee Director may be awarded cash compensation or be granted matching Company Credits in any fiscal year with an aggregate value greater than (i) $1,500,000, in the case of any Director who also serves as the chair of the Board of Directors, and (ii) $750,000, in the case of any other Non-Employee Director (in the case of the limits in each of clauses (i) and (ii), with the value of each matching Company Credit determined using the closing price of the Company’s ordinary shares as of the Valuation Date set forth in Section 6.1 (both limits, together, the “Director Pay Limit”). Any cash compensation paid or matching Company Credits (or other equity awards) granted to an individual for his or her services as an employee, or for his or her services as an independent contractor (other than as a Non-Employee Director), will not be subject to the Director Pay Limit.
3.7 Source of Shares. Any ordinary share of the Company delivered in respect of payment of a Participant’s Account may consist, in whole or in part, of authorized and unissued ordinary shares, treasury shares or ordinary shares reacquired by, or on behalf of, the Company in any manner.
Except as amended hereby, the terms of the Plan remain in full force and effect.
* * * * *
IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 to the Plan as of the 12th day of February 2025, to be effective as of the date set forth above.

By:	/s/ John Sievwright
Name: John Sievwright
Title: Chair of the Compensation Committee of the Board of Directors of Burford Capital Limited
C-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V64487-P26582 For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! BURFORD CAPITAL LIMITED OAK HOUSE HIRZEL STREET ST. PETER PORT GUERNSEY GY1 2NP 2. To re-elect Christopher Bogart as director. 1. To re-elect Rukia Baruti Dames as director. 6. To re-elect John Sievwright as director. 3. To re-elect Pamela Corrie as director. 4. To re-elect Robert Gillespie as director. 5. To re-elect Christopher Halmy as director. 7. To declare a final dividend of 6.25&cent; (United States cents) per ordinary share. 8. To re-appoint KPMG LLP as the Company’s external auditor and independent registered public accounting firm. 9. To authorize the audit committee of the Board of Directors to agree to the compensation of the Company’s external auditor. BURFORD CAPITAL LIMITED The board of directors (the “Board of Directors”) of Burford Capital Limited (the "Company") recommends you vote “FOR” each director nominee named in Resolutions 1 through 6, “FOR” each of Resolutions 7 through 11 and 13 through 18 and for “1 YEAR” on Resolution 12: 10. To receive the accounts of the Company for the year ended December 31, 2024 and the report of the Board of Directors and the external auditor thereon. 11. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2025 annual general meeting of shareholders under “Executive compensation”, including the compensation discussion and analysis, the compensation tables and the related narrative discussion included therein (“Say-on-Pay”). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 12. To approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers (“Say-on- Frequency”). 13. To authorize the Board of Directors to allot and/or issue unissued ordinary shares in the Company and grant rights to subscribe for, or to convert any security into, ordinary shares in the Company up to a specified amount. 15. To approve the Burford Capital Limited 2025 Omnibus Incentive Compensation Plan. 16. To approve an amendment to the Burford Capital Deferred Compensation Plan (the "NQDC Plan Amendment"). 17. To authorize the Board of Directors to allot and/or issue equity securities of the Company for cash without making a pre-emptive offer to shareholders (subject to the limitations set forth in the resolution). 18. To authorize the Board of Directors to allot and/or issue equity securities of the Company for cash without making a pre-emptive offer to shareholders (subject to the limitations set forth in the resolution) for an acquisition or specified capital investment. 14. To authorize the Company to make market acquisitions of its ordinary shares up to a specified amount. PRELIMINARY—SUBJECT TO COMPLETION ! !!! 3 Years1 Year 2 Years Abstain VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 12, 2025. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Burford Capital Limited in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 12, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. The completed proxy card must be received by 11:59 p.m. Eastern Daylight Time on May 9, 2025. SCAN TO VIEW MATERIALS & VOTEw

V64488-P26582 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting To Be Held on May 14, 2025: The Notice of Annual General Meeting of Shareholders, the Proxy Statement and the 2024 Annual Report are available at www.proxyvote.com. Continued and to be signed on reverse side BURFORD CAPITAL LIMITED Annual General Meeting of Shareholders To Be Held on Wednesday, May 14, 2025 at 9:00 A.M. British Summer Time This proxy is solicited by the Board of Directors of Burford Capital Limited The undersigned(s), being shareholder(s) of BURFORD CAPITAL LIMITED (the "Company") hereby appoint(s): the Chair of the Board of Directors Print the name of the person you are appointing if other than the Chair of the Board of Directors OR as proxy with full power of substitution, in the name, place and stead of the undersigned, to represent and to vote all of the ordinary shares of the Company which the undersigned(s) is/are entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at 9:00 a.m. British Summer Time on Wednesday, May 14, 2025 at Oak House, Hirzel Street, St. Peter Port, Guernsey, GY1 2NP, and at any adjournment or postponement thereof, as directed on the reverse side with respect to the matters set forth on the reverse side, and with discretionary authority on all other matters that properly come before the meeting. If you execute and return this proxy card with no name inserted in the space above, the Chair of the Board of Directors of the Company will be deemed to be your proxy. This proxy card, when properly executed, will be voted as directed. If no direction is given, your proxy will be voted, in accordance with the Board of Directors’ recommendations, “FOR” the election of each director nominee named on the reverse side, “FOR” Resolutions 7 through 11 and 13 through 18, for every “1 YEAR” on Resolution 12 and in the discretion of the proxy upon such other matters as may properly come before the Annual General Meeting of Shareholders. If you wish to abstain on any particular resolution, you may use the vote “Abstain” option. Abstentions will be treated as a vote withheld. Under Guernsey law, a vote withheld is not a vote in law which means that the vote will not be counted in the calculation of the proportion of the votes “For” or “Against” a resolution.